As filed with the Securities and Exchange Commission on September 18, 2017

Investment Company Act File No. 811-23291

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ Amendment No.

NB CROSSROADS PRIVATE MARKETS FUND V (TI) ADVISORY LP
 (Exact name of Registrant as specified in Charter)

325 North Saint Paul Street, 49th Floor
Dallas, Texas 75201
 (Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (212) 476-8800

Robert Conti
President – Mutual Funds
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
 (Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY  10036

This Registration Statement of NB Crossroads Private Markets Fund V (TI) Advisory LP (the “Registrant”) has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Limited partnership interests in the Registrant (“Interests”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act. Investments in the Registrant may only be made by entities or persons that are both (i) “accredited investors” within the meaning of Regulation D under the Securities Act and (ii) “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, interests in the Registrant.

CONFIDENTIAL PRIVATE OFFERING MEMORANDUM

NB CROSSROADS PRIVATE MARKETS FUND V (TI) ADVISORY LP

Offering of Limited Partnership Interests

October 2017

THE INFORMATION CONTAINED IN THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM (THE “OFFERING MEMORANDUM”) IS QUALIFIED IN ITS ENTIRETY BY THE REGISTRATION STATEMENT ON FORM N-2, AS AMENDED, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS DESCRIBED BELOW UNDER “REGISTRATION STATEMENT.”

Neuberger Berman Investment Advisers LLC (the “Investment Adviser”), an affiliate of Neuberger Berman Group LLC, is offering to suitable investors (the “Investors”) interests in NB Crossroads Private Markets Fund V (TI) Advisory LP, a limited partnership organized under the laws of Delaware (the “Fund”).  NB Crossroads PMF V GP LLC (the “General Partner”) serves as the general partner of the Fund.  The Fund invests all or substantially all of its assets in NB Crossroads Private Markets Fund V Holdings LP (the “Master Fund”) as part of a “master/feeder fund” structure.  The Investment Adviser has engaged NB Alternatives Advisers LLC (the “Sub-Adviser” and, together with the Investment Adviser, the “Adviser”) to make all investment decisions with respect to the Master Fund.  The Investment Adviser may form one or more additional feeder funds or parallel vehicles from time to time.

The Fund is offering limited partnership interests (the “Interests”) on a private placement basis to suitable investors.  Interests are being offered only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.  The Investment Adviser is seeking commitments to the Master Fund in the aggregate of $500 million (or higher, in the discretion of the Investment Adviser).  The minimum capital commitment (“Commitment”) to the Fund will be $50,000 although the General Partner reserves the right to accept Commitments of lesser amounts in its discretion.  An Investor’s Commitment will be drawn down pursuant to the schedule detailed herein.  See Section III – “Summary of Offering Terms” for other applicable offering amounts and a more extensive description of the Limited Partnership Agreement of the Fund (the “Partnership Agreement”).

The Fund will remain in existence for a period of ten years, subject to two one-year extensions, which may be approved by the Board of Directors of the Fund.  Further extensions thereafter must be approved by a majority-in-interest of the Investors.

i

An investment in the Fund is speculative with a substantial risk of loss. No market for the Interests exists or is expected to develop and an investment in the Fund is only suitable for Investors who have no need for liquidity in the investment.  The transfers of Interests may be made only with the prior written consent of the Investment Adviser, which may be withheld in the Investment Adviser’s sole discretion.  See Section XIV –  “Risk Factors and Potential Conflicts of Interest” for special considerations relevant to an investment in the Interests.

•
The Interests are not listed on any securities exchange, and it is not anticipated that a secondary market for the Interests will develop. The Fund may provide liquidity through periodic tender offers to repurchase a limited amount of the Fund’s Interests.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•
The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that may be subject to repayment by the Fund.

IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THE INTERESTS HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY.  NONE OF THE FOREGOING AUTHORITIES HAVE PASSED UPON, OR ENDORSED, THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS OFFERING MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INTERESTS HAVE NOT BEEN, AND WILL NOT BE, REGISTERED WITH THE SEC UNDER THE SECURITIES ACT, OR UNDER THE SECURITIES LAWS OF ANY STATES, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS.  THE INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREUNDER.  THERE IS NO PUBLIC OR OTHER MARKET FOR THE INTERESTS, NOR IS IT LIKELY THAT ANY SUCH MARKET WILL DEVELOP.  THEREFORE, PROSPECTIVE INVESTORS MUST EXPECT TO BE REQUIRED TO RETAIN OWNERSHIP OF THE INTERESTS AND BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD.

IN ADDITION, THE FUND’S PARTNERSHIP AGREEMENT CONTAINS RESTRICTIONS ON TRANSFER AND RESALE OF THE INTERESTS OFFERED HEREBY.

THIS OFFERING MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, A SECURITY IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN THAT JURISDICTION.

NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THIS OFFERING TO GIVE ANY INFORMATION OR MAKE REPRESENTATIONS OTHER THAN AS CONTAINED IN THIS OFFERING MEMORANDUM.  NO PROSPECTIVE INVESTOR SHOULD CONSIDER OR RELY UPON ANY REPRESENTATION OR INFORMATION NOT SPECIFICALLY CONTAINED HEREIN, AS NO SUCH EXTRANEOUS REPRESENTATION OR WARRANTY HAS BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR ANY AFFILIATE THEREOF.  FURTHERMORE, IN THE EVENT THAT ANY OF THE TERMS, CONDITIONS OR OTHER PROVISIONS OF THE PARTNERSHIP AGREEMENT ARE INCONSISTENT WITH OR CONTRARY TO THE DESCRIPTIONS OR TERMS IN THIS OFFERING MEMORANDUM, THE PARTNERSHIP AGREEMENT WILL CONTROL.

PROSPECTIVE INVESTORS ARE EXPECTED TO CONDUCT THEIR OWN INQUIRIES INTO THE BUSINESSES AND OPERATIONS OF THE FUND, THE INVESTMENT ADVISER AND THEIR AFFILIATES.  THE CONTENTS OF THIS OFFERING MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, TAX OR INVESTMENT ADVICE.  EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN ADVISOR(S) AS TO LEGAL, TAX, BUSINESS AND RELATED MATTERS CONCERNING THIS INVESTMENT.

THIS OFFERING MEMORANDUM IS CONFIDENTIAL AND CONSTITUTES AN OFFER ONLY TO THE OFFEREE HEREOF.  DELIVERY OF THIS OFFERING MEMORANDUM TO ANYONE OTHER THAN THE OFFEREE OR SUCH OFFEREE’S ADVISORS IS UNAUTHORIZED AND ANY REPRODUCTION OF THIS OFFERING MEMORANDUM, IN WHOLE OR IN PART, OR ANY ATTEMPT TO DIVULGE ITS CONTENTS, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE INVESTMENT ADVISER IS PROHIBITED.  THE DELIVERY OF THIS OFFERING MEMORANDUM DOES NOT IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE ON THE COVER HEREOF.

THE STATEMENTS MADE IN THIS OFFERING MEMORANDUM MAY INCLUDE FORWARD-LOOKING STATEMENTS REGARDING THE FUTURE OPERATIONS, OPPORTUNITIES OR FINANCIAL PERFORMANCE OF (I) THE FUND, (II) OTHER FUND-OF-FUNDS VEHICLES MANAGED BY THE INVESTMENT ADVISER, (III) PRIVATE EQUITY FUNDS UNDERLYING THE MASTER FUND OR SUCH OTHER FUND-OF-FUNDS VEHICLES AND (IV) PRIVATE EQUITY INVESTMENT VEHICLES AND SEPARATE ACCOUNTS OWNED AND MANAGED BY AFFILIATES OF THE INVESTMENT ADVISER.  THESE INCLUDE STATEMENTS CONTAINING WORDS SUCH AS “ANTICIPATES,” “ESTIMATES,” “EXPECTS,” “PROJECTS,” “INTENDS,” “PLANS,” “TARGETS,” “SEEKS,” “BELIEVES” AND WORDS OF SIMILAR IMPORT.  THESE FORWARD–LOOKING STATEMENTS ARE JUST BEST ESTIMATIONS CONSISTENT WITH THE INFORMATION AVAILABLE TO THE INVESTMENT ADVISER AS OF THE DATE OF THIS OFFERING MEMORANDUM.  SUCH INFORMATION MAY HAVE BEEN PROVIDED TO THE INVESTMENT ADVISER BY THE PORTFOLIO FUNDS AND, ALTHOUGH THE INVESTMENT ADVISER HAS A REASONABLE BASIS TO RELY ON SUCH INFORMATION, THE INVESTMENT ADVISER HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION OR OTHERWISE CONFIRMED THAT IT IS NOT OUTDATED.  THUS, THE FORWARD–LOOKING STATEMENTS HEREIN INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES SUCH THAT ACTUAL FUTURE OPERATIONS, OPPORTUNITIES OR FINANCIAL PERFORMANCE MAY DIFFER MATERIALLY FROM THESE FORWARD–LOOKING STATEMENTS.  UNDUE RELIANCE SHOULD NOT BE PLACED ON FORWARD–LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF.  THERE IS NO OBLIGATION FOR THE INVESTMENT ADVISER TO UPDATE OR ALTER ANY FORWARD–LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.  ALL FORWARD–LOOKING STATEMENTS CONTAINED HEREIN ARE QUALIFIED IN THEIR ENTIRETY BY THE FOREGOING CAUTIONARY STATEMENTS.

PROSPECTIVE INVESTORS RESIDENT IN THE STATE OF FLORIDA, THE STATE OF GEORGIA, THE COMMONWEALTH OF PENNSYLVANIA OR IN A COUNTRY OUTSIDE THE UNITED STATES SHOULD REFER TO APPENDIX A TO THIS OFFERING MEMORANDUM FOR SPECIFIC DISCLAIMERS AND INFORMATION RELATING TO THE OFFERING OF INTERESTS TO SUCH RESIDENTS.

Additional Information

The Fund has agreed to provide, prior to the consummation of the transactions contemplated herein, to each offeree of the Interests the opportunity to ask questions of and receive answers from the Investment Adviser concerning the terms and conditions of this offering and to obtain any additional information, to the extent the Investment Adviser possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth herein.

Prospective Investors and their professional advisors are invited to request any further information they may desire from the Sub-Adviser:

NB Alternatives Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
Telephone:  (212) 476-8800

SEC Registration Statement

Each of the Fund and the Master Fund is a Delaware limited partnership registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company.  The Registration Statement on Form N-2 for each of the Fund and the Master Fund, as well as each amendment thereto and certain other additional information about the Fund and the Master Fund, is available on the SEC’s website at www.sec.gov.  The Registration Statement on Form N-2 for each of the Fund and the Master Fund, as well as each amendment thereto, is incorporated by reference into this Offering Memorandum.

This Offering Memorandum includes information required to be included in a prospectus and statement of additional information.  You may request a free copy of the Registration Statement for the Fund and/or the Master Fund, as well as this Offering Memorandum, annual and semi-annual reports to Investors when available, and other information about the Fund, and make inquiries by calling or writing to the Fund at the telephone number and address listed in “Additional Information” above.

v

I.	GLOSSARY OF DEFINED TERMS

The following terms, which are used throughout this Offering Memorandum are defined as follows:

1940 Act	The Investment Company Act of 1940, as amended

Administration Agreement	The agreement between the Fund and the Administrator with respect to the provision of administrative services to the Fund

Administrator	UMB Fund Services, Inc. (or any successor administrator)

Adviser	The Investment Adviser and the Sub-Adviser

Advisers Act	The Investment Advisers Act of 1940, as amended

Board	The Board of Directors of the Fund and the Master Fund, as applicable

Capital Account	The individual capital account maintained on the books of the Fund for each Investor

CFTC	The Commodity Futures Trading Commission

Code	The Internal Revenue Code of 1986, as amended

Commitments	Capital commitments from Investors to the Fund

Covered Persons	The Investment Adviser, the Sub-Adviser and their respective affiliates, related shareholders, members, employees or agents

Custodian	UMB Bank, N.A. (or any successor custodian)

Dechert	Dechert LLP, counsel to the Fund and the Master Fund

Directors	The directors comprising the Board of the Fund and the Master Fund

Fund	NB Crossroads Private Markets Fund V (TI) Advisory LP

Fund Complex	All investment companies for which the Investment Adviser or an affiliated person of the Investment Adviser serves as investment adviser

General Partner	NB Crossroads PMF V GP LLC

Interests	Limited partnership interests in the Fund

Independent Directors	Directors that are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act of either the Fund or the Adviser

Investment Adviser	Neuberger Berman Investment Advisers LLC (or any successor investment adviser to the Master Fund)

Investment Advisory Agreement	The investment advisory agreement between the Master Fund and the Investment Adviser

Investment Sub-Advisory Agreement	The investment sub-advisory agreement between the Investment Adviser and Sub-Adviser

Investors	Persons or entities subscribing for Interests in the Fund and admitted as limited partners

IRS	Internal Revenue Service

Master Fund	NB Crossroads Private Markets Fund V Holdings LP

NAV	Net asset value

Neuberger Berman	Neuberger Berman Group LLC

OFAC	The U.S. Department of Treasury’s Office of Foreign Assets Control

Offering Memorandum	This Confidential Private Offering Memorandum

Partnership Agreement	The Limited Partnership Agreement of the Fund, as amended from time to time

Placement Agent	Neuberger Berman BD LLC, an affiliate of Neuberger Berman (or any successor placement agent to the Fund)

Placement Fee	The placement fee (sales load), which may be charged to investors

Portfolio Funds	Underlying professionally managed private equity funds and other collective investment vehicles or accounts in which the Master Fund invests

Portfolio Fund Managers	The group of alternative asset managers who manage the Portfolio Funds

Portfolio Management Team	The investment professionals responsible for the day-to-day management of the Master Fund’s portfolio

Securities Act	The Securities Act of 1933, as amended

SEC	Securities and Exchange Commission

Special Limited Partner	NB CMP Fund V SM LP, the special limited partner of the Master Fund

Sub-Adviser	NB Alternatives Advisers LLC (or any successor investment sub-adviser to the Master Fund)

Subscription Documents	The Subscription Documents, as amended from time to time, required to be completed by prospective Investors

UBTI	Unrelated business taxable income

Underlying Commitments	Total capital commitments entered into by the Master Fund with respect to Portfolio Funds and direct investments in portfolio companies

II.	EXECUTIVE SUMMARY

NB Crossroads Private Markets Fund V (TI) Advisory LP (the “Fund”) is an investment fund formed by Neuberger Berman Investment Advisers LLC (the “Investment Adviser”) and NB Alternatives Advisers LLC (the “Sub-Adviser,” and together with the Investment Adviser, the “Adviser”), which are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC (“Neuberger Berman” or the “Firm”) for the primary purpose of investing in a diverse group of private equity funds.  The Fund is a limited partnership organized under the laws of Delaware on August 22, 2017 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company.  NB Crossroads PMF V GP LLC (the “General Partner”) serves as the general partner of the Fund. The Fund will invest all or substantially all of its assets in the Master Fund, a Delaware limited partnership that is also registered under the 1940 Act as part of a “master/feeder” structure.  The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund.  The Investment Adviser serves as investment adviser of the Master Fund and provides management services to the Fund.  The Investment Adviser has engaged the Sub-Adviser to assist with investment decisions with respect to the Master Fund. For convenience of reference, references herein to “the Fund” include the Fund and the Master Fund, unless the context requires otherwise.

The Fund seeks to achieve attractive risk-adjusted returns (primarily through long-term capital gains) principally by making primary investments (each, a “Primary Investment”) in a portfolio of newly formed, third party private equity funds—private equity funds managed by various unaffiliated asset managers (“Portfolio Funds”). The Fund may, on an opportunistic basis, make “secondary investments” in Portfolio Funds acquired from investors in these Portfolio Funds (each, a “Secondary Investment”), and may invest directly in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). The Fund seeks to invest in Portfolio Funds managed by experienced Portfolio Fund Managers that generally have an established track record. Secondary Investments are interests in Portfolio Funds that are acquired in privately negotiated transactions, typically after the end of the Portfolio Fund’s fundraising period. The Adviser believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and will offer Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.  The Adviser believes the opportunity for private equity in emerging markets is generally most attractive among small- and mid-cap companies.

The Master Fund seeks to raise at least $500 million in aggregate capital commitments, including commitments by Neuberger Berman and key investment professionals, which are expected to represent, in aggregate, a minimum of 1% of the Master Fund’s capital commitments, including the commitment by Neuberger Berman.

The private equity market primarily consists of long-term equity investments in private companies, traditionally characterized by buyouts and venture and growth capital investments. Private equity typically provides long-term capital for non-publicly traded companies to grow and succeed, as well as for liquidity to private shareholders. This capital is used for a variety of purposes including business start-ups, expansions, acquisitions, recapitalizations, restructurings and turnarounds. Private equity investments are typically held in investment partnerships for approximately three to seven years, and during such time are largely illiquid. The average life span of a private equity fund is ten to twelve years. Distributions from private equity funds are typically made towards the middle to the end of the private equity funds’ lives, when the Portfolio Fund Managers can realize the Portfolio Funds’ returns on their investments in underlying portfolio companies through sales of these companies to third parties, initial public offerings of these companies or recapitalizations of these companies. Therefore, investments in private equity funds are long-term investments.

The Fund provides an opportunity for investors to potentially achieve attractive returns by investing in the private equity asset class while relying on the skills, experience and relationships of the Adviser and Neuberger Berman.

Key Terms

A summary of key terms for the offering is listed below.  This summary is qualified in its entirety by the more detailed information on the terms of the offering provided in Section III – “Summary of Offering Terms.”

Target Size of Master Fund:	$500 million (or higher, at the discretion of the Investment Adviser).

Minimum Commitment to the Fund:	$50,000 (commitments of lesser amounts at the discretion of the Board).

Investment Period:
Five years. The Master Fund may not make a capital commitment to a Portfolio Fund, acquire an interest in a Secondary Investment, or make an initial investment in a Co-Investment after the fifth anniversary of the initial closing of the Fund, except for follow-on investments in existing Portfolio Funds.

Term:
Ten years. The Master Fund’s and the Fund’s terms will expire on December 31 following the tenth anniversary of the initial closing of the Fund (subject to two extensions by the Board without the approval of the Investors for up to one year per extension.  Any extensions thereafter must be approved by a majority-in-interest of the Investors).

Investors have no right to require the Fund to redeem their Interests during the Fund’s term.

Offering:
The initial closing date for subscriptions for Interests is currently expected to be in the fourth quarter of 2017. Subsequent to the initial closing of the Fund, the Fund may offer Interests through multiple closings, which are anticipated to occur over a period of up to one year following the initial closing.

Annual Advisory Fee:
The Master Fund will pay the Investment Adviser an advisory fee based on an annual rate of 0.85% following the Master Fund’s commencement of operations through the end of year eight from the commencement of operations and then at an annual rate of 0.30% for the remaining life of the Master Fund, in each case based on the Investors’ total Commitments (the “Advisory Fee”).  The Advisory Fee is paid by the Master Fund only.

Carried Interest:
Carried interest is a share of the Master Fund’s returns that is paid to the Special Limited Partner by the Master Fund in the event that specified investment returns are achieved by the Master Fund and the Fund.  The Special Limited Partner will receive a carried interest of 7.0% after each Investor in the Fund has received aggregate distributions equal to 125% of all drawn Commitments and the carried interest will be distributed to the Special Limited Partner only after the fourth anniversary of the final closing, except in respect of an Investor’s repurchase of its Interest. While the carried interest will be allocated at the Master Fund level, the Fund and its limited partners will indirectly be subject to the Master Fund’s carried interest.

Fee Table

The fee table below is intended to assist Investors in understanding the various costs and expenses that the Fund expects to incur, and that Investors can expect to bear, directly or indirectly, by investing in the Fund.  This fee table is based on estimated expenses of the Fund for the fiscal year ending March 31, 2018, and assumes that the Master Fund raises $500 million in total Commitments from Investors during the first year, that 30% of total Commitments are drawn down in the first year, and that substantially all of the drawn-down Commitments are invested in the first year (after the initial closing).  Investors will indirectly bear the fees of the Master Fund (including the Advisory Fee) and these fees are reflected in the fee table and examples below.

Investor Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)	0.00%
Minimum Sales Load (as a percentage of offering price)	0.00%
Make-Up Payment Rate (initial closing) (1)	0.00%
Make-Up Payment Rate (subsequent closings) (1)	8.00%
Dividend Reinvestment and Cash Purchase Plan Fees	0.00%
Annual Expenses (as a percentage of average net assets)
Advisory Fee(2)	0.85%
Other Operating Expenses(3)	0.86%
Distribution and Servicing Fee	0.00%
Acquired Fund Fees and Expenses(4)	1.04%
Total Annual Expense Ratio before Carried Interest(5)	2.75%

1.
A “make-up” payment at a rate of 8.0% may be charged to investors making a Commitment to the Fund after the initial closing.  The 8.0% annualized rate is calculated based on the percentage of Investor Commitments previously drawn down by the Fund and applied over the period of time since such draw-downs.  For example, if the Fund has drawn down 20% of Commitments from Investors participating in the initial closing and holds a second closing six months after the date of such drawdowns, an Investor participating in the second closing who commits $100,000 would pay a “make-up” payment at 4.0% (an annualized rate of 8.0%) multiplied by 20% of such commitment amount (or $20,000 x 4% = $800).  The amount of the make-up payments will be paid to and retained as assets of the Fund.

2.
The Master Fund will pay the Investment Adviser an advisory fee based on an annual rate of 0.85% following the Master Fund’s commencement of operations through the end of year eight from the commencement of operations and then 0.30% for the remaining life of the Master Fund, in each case based on the Investors’ total Commitments.  The Advisory Fee is paid by the Master Fund only and is expressed in the above table as a percentage of total Commitments.

3.
The Other Operating Expenses for the Fund include all other expenses incurred by the Fund, as well as the Fund’s indirect allocation of Other Operating Expenses of the Master Fund.  The Other Operating Expenses are based on estimated amounts for the current fiscal year and are expressed in the above table as a percentage of average net assets, which are estimated for the current fiscal year.

4.
The Acquired Fund Fees and Expenses include the fees and expenses of the Portfolio Funds in which the Master Fund intends to invest.  Some or all of the Portfolio Funds in which the Master Fund intends to invest generally charge asset-based management fees. The Portfolio Fund Managers may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds.  Carried interest allocation paid to a Portfolio Fund Manager are often made subject to a requirement to be repaid—a “clawback”—to the extent that the aggregate amount distributed to the Portfolio Fund Manager over all financial reporting periods exceeds the carried interest amount that would have been due based instead on the Portfolio Fund’s cumulative results. The Portfolio Funds in which the Master Fund intends to invest generally charge a management fee of 1.00% to 2.50%, and approximately 20% to 30% of net profits as a carried interest allocation, subject to a clawback. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Portfolio Funds in which the Master Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.”  The 1.04% shown as “Acquired Fund Fees and Expenses” reflects operating expenses of the Portfolio Funds (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses of the Portfolio Funds).  The Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and are expressed in the table on the previous page as a percentage of average net assets, which are estimated for the current fiscal year.

5.
After each Investor has received aggregate distributions equal to 125% of all drawn Commitments, a carried interest of 7.0% will be distributed to the Special Limited Partner of the Master Fund only after the fourth anniversary of the final closing, except in respect of an Investor’s repurchase of its Interest. While the carried interest will be allocated at the Master Fund level, the Fund and its limited partners will indirectly be subject to the Master Fund’s carried interest. See Section IX – “Fees and Expenses of the Fund; Allocations of Profit and Loss; Distributions.”

The purpose of the table above and the examples below is to assist prospective Investors in understanding the various costs and expenses Investors in the Fund will bear directly or indirectly.

Example 1

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$53	$100	$147	$279

Example 2

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $50,000 investment, assuming a 5% annual return:	$2,645	$4,978	$7,366	$13,960

The Examples above are based on the fees and expenses set forth above, but the Examples also include the estimated fees and expenses of the Portfolio Funds (the “Acquired Fund Fees and Expenses” described in footnote 5 above).  It should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples.  The Examples assume participation in the initial closing, capital is called as outlined in the “Summary of Offering Terms” and do not include any 8.0% “make-up” payment which may be assessed at subsequent closings if amounts have been drawn down prior to such closings.  The capital call may be greater or less than those highlighted by year, which would impact the dollar totals of the Examples.

NB Private Equity

The Fund will be managed by the NB Private Equity Team (“NB Private Equity” or the “Team”) of the Sub-Adviser, which consists of over 115 dedicated investment professionals. NB Private Equity (and its predecessors) has achieved an annual compounded aggregate net internal rate of return (“IRR”) on Primary Investments in third-party private equity funds of 15.5%1 between its inception in 1987 and March 31, 2017. The Team is led by the NB Private Equity Private Investment Portfolio Investment Committee (the “Investment Committee”), which is comprised of ten members.

The Fund will invest its assets in four strategic asset classes:

•	Small and Mid-Cap Buyout: Target 40-55% of the Fund[2]
o
Buyouts are characterized by the use of equity and debt to acquire established companies across a wide range of industries. Small and mid-cap buyout funds are highly segmented by geography, strategy, industry focus and size and there are numerous manager formations and spinoffs in any given year.

•	Large-Cap Buyout: Target 15-30% of the Fund[2]
o
The large-cap buyout market consists of a moderate number of Portfolio Funds of institutional fund managers that tend to have enormous resources, a large number of investment professionals and operational staff, and a significant global presence.

•	Special Situations (primarily distressed-oriented strategies): Target 10-30% of the Fund[2]
o
Special situations (or distressed-oriented investing) encompasses a broad range of strategies including distressed debt (control), distressed debt (non-control), distressed financial assets, operational turnarounds, “rescue” financings and high yielding credit-oriented strategies.

•	Venture and Growth Capital: Target 10-20% of the Fund[2]
o
Venture capital is characterized by equity investments in early through late stage startup companies with high potential growth, primarily in the technology and healthcare related industries. Growth capital is characterized by investments in companies that typically have a proven business model, but need capital to help facilitate growth.

One of the Team’s strengths, however, is the ability to adjust tactical allocations as market conditions and investment opportunities merit.

Experienced and Stable Investment Team: The Fund will be managed by NB Private Equity, a team comprised of over 120 investment professionals based in New York, Dallas, Boston, London, Milan and Hong Kong. Our depth and experience has allowed NB Private Equity to deliver what we believe to be highly attractive portfolios for our clients, strong absolute and relative returns and exceptional client service.

Long Term Track Record: NB Private Equity has demonstrated consistent and attractive performance over 30 years of private equity investing3.  We have achieved an aggregate net IRR on separate accounts and commingled funds within our Private Investment Portfolios group of 15.5% from the period from inception in 1987 and ending March 31, 2017.4

1.	Past performance is not indicative of future results. Please see Appendix B for additional information on performance of the Team’s related accounts.

2.
Market outlook is current as of the date of this document and subject to change. The Adviser may change the targeted asset allocation from time-to-time based on its evaluation of market conditions or the available investment opportunities.

3.
NB Private Equity and its affiliates are the successor to its predecessor entities (the “Predecessors”), the oldest of which was founded in 1981. All of the Predecessors’ operational assets and substantially all key personnel employed at the time of the succession became assets and employees of NB Private Equity.  NB Private Equity became either the advisor or sub-advisor to all then-existing Fund Accounts previously advised by the Predecessors.  References to NB Private Equity include the Predecessors.

4.	Please see Appendix B for additional information on performance of NB Private Equity’s related accounts.

High Quality Portfolio Construction

•
Proven Investment Philosophy:  NB Private Equity’s investment philosophy and processes have been developed and refined over 30 years of private equity investing. Specifically, the four key tenets of our investment philosophy (allocate tactically, invest selectively, mitigate risk and deploy capital efficiently) are focused on seeking to create portfolios for our partners with efficient deployment, outsized returns and reduced downside risk.

•
Robust Selection of and Access to High Performing Funds: Over its 30+ year history, NB Private Equity has built a strong global network of relationships with high performing private equity firms, which is expected to provide the Fund with significantly enhanced access to high performing funds globally. In addition, NB Private Equity systematically reviews, analyzes and tracks hundreds of potential private equity investment funds on an annual basis. Our proactive identification and selection process positions us to:  (i) access and invest in the  funds of our choice; (ii) identify and select  high quality albeit lesser known funds; and (iii) avoid what appear to be lower quality funds, especially those funds whose strong brand is no longer commensurate with their potential to achieve best in class returns.

Established Investment Process

•
Rigorous Due Diligence: NB Private Equity plans to achieve its investment objective of producing attractive risk-adjusted returns by employing a rigorous and thorough due diligence process that it has developed and refined over 30 years of private equity investing. Each aspect of analyzing the team, strategy, historical investment performance, internal processes and portfolio fit includes both qualitative and quantitative analyses. From the highly quantitative and detailed analysis of unrealized portfolio company valuations to an in-depth and extensive examination of historical performance attribution, the due diligence process allows the Team to identify managers with a demonstrated ability to produce consistently strong returns.

•
Investment Selection Process: NB Private Equity’s due diligence methodology is comprehensive and rigorous. An investment opportunity is typically discussed at multiple Investment Committee meetings over several weeks or months, and all investment team members are encouraged to participate in meetings of the Investment Committee. This forum provides for significant feedback and ongoing diligence requests that we believe ultimately lead to better decision making. The Investment Committee operates on a majority vote approval basis, helping to provide a full and impartial analysis for every investment.

Dedicated Secondary Investment and Co-Investment Capabilities

•
Robust Deal Flow and Execution: NB Private Equity will tactically weight Secondary Investments and Co-Investments within each of the Fund’s asset classes with the objective of maximizing risk-adjusted returns and minimizing the negative impact of the “J-curve.” A private equity fund’s net asset value will typically exhibit a “J-curve,” undergoing a modest decline in the early portion of the fund’s lifecycle as investment-related expenses and fees accrue prior to the realization of investment gains from portfolio companies, with the trend typically reversing in the later portion of the fund’s lifecycle as portfolio companies are sold and gains from investments are realized and distributed. The Team executes on this strategy by leveraging our dedicated senior Secondary Investment and Co-Investment teams that provide robust deal flow, investment judgment and deal execution skills to the Fund.  The Team believes that its ability to generate Secondary Investment and Co-Investment opportunities from dedicated senior Secondary Investment and Co-Investment teams represents a distinct competitive advantage over other private equity fund of funds managers.

•
Secondary Investment Capabilities: Secondary Investments are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.  The Fund’s Secondary Investments will be primarily generated from NB Private Equity’s secondary investment team. The secondary investment team is led by three dedicated principals who have worked together for over 20 years. The secondary investment team focuses on acquiring partially or fully funded private equity limited partnership interests at attractive valuations on a global basis.

•
Co-Investment Capabilities: The Fund’s Co-Investments will be primarily generated from NB Private Equity’s co-investment team. The co-investment team is led by six dedicated principals. The co-investment team seeks to achieve superior risk-adjusted returns by co-investing with high performing private equity investors in attractive investment opportunities and on favorable terms.

High Quality Client Relationships and Investor Services

•
Timely Reporting: NB Private Equity is dedicated to providing our investors with accurate and timely financial reports and K-1s. NB Private Equity’s processes and proprietary software are such that we expect to be able to provide our investors with tax information based upon NB Private Equity’s valuation and reporting process that relies on a combination of proprietary reporting systems and a close integration of our back office team and the Fund’s Administrator and our investment professionals in the monitoring and valuation process within 105 days of year end. In the event of a delay, Investors required to file U.S. federal, state and/or local returns will most likely be required to obtain extensions of the filing dates for such returns. Quarterly reports are typically provided to investors within 60 calendar days after the end of the quarter. We believe this is substantially ahead of our competitors. For additional information on the reporting of tax information, please see Section XVI – “Additional Information—Reports to Investors.”

•	Comprehensive Online Reporting: The Fund offers Investors secure online access to financial reports and other current and historical investor communications.

Independent Asset Management Firm

•
Strong and Stable Platform: NB Private Equity is a division of Neuberger Berman, a private, independent, employee-controlled investment manager. It partners with institutions, advisors and individuals throughout the world to customize solutions that address their needs for income, growth and capital preservation. With approximately 1,900 professionals focused exclusively on asset management, it offers an investment culture of independent thinking. Founded in 1939, the company provides solutions across equities, fixed income, hedge funds and private equity, and had approximately $271 billion in assets under management as of June 30, 2017.[5]

•
Alignment of Interests: Neuberger Berman and key investment professionals expect to commit, in the aggregate, a minimum of 1% of the Master Fund’s capital commitments, including the commitment by Neuberger Berman.  In addition to investing in the Fund, all key investment professionals will participate, through ownership interests in the Special Limited Partner, in the carried interest of the Master Fund. The Firm’s and Team’s interests in the Fund serve to align their interests with those of the Fund’s investors.

•
Significant Research and Diligence Resources: Neuberger Berman’s global network of employees and large pool of research and portfolio analysts provide the Team with valuable industry and company-specific insights, which supplement the Team’s analysis and evaluation of investment opportunities.[6]

5.	Firm data reflects the collective data for the various subsidiaries of Neuberger Berman.

6.
Subject to Neuberger Berman’s policies and procedures, including certain information barriers within Neuberger Berman that are designed to prevent the misuse by Neuberger and its personnel of material information regarding issuers of securities that has not been publicly disseminated.

Risk Factors

The Fund’s investment program is speculative and entails substantial risks. Because the Fund will invest all or substantially all of its assets in the Master Fund, in pursuit of its investment objectives, the risks associated with an investment in the Fund are in effect the risks of investing in the Master Fund.  In considering participation in the Fund, prospective Investors should be aware of certain risk factors, which include the following:

•
General Risks: There is no assurance that the investment held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to the Investors, or that the Fund will achieve its investment objectives.

•
Illiquidity; Lack of Current Distributions: An investment in the Fund is suitable only for certain qualified investors who have no need for liquidity in the investment. The investments made by the Master Fund in the Portfolio Funds will be illiquid and typically cannot be transferred or redeemed during the Fund’s term.  The Fund does not have any obligation to repurchase Interests from Investors.  In addition there may be little or no near-term cash flow available to the Investors from the Fund.

•
Restrictions on Transfers and Withdrawals: The Interests and the interests in the Portfolio Funds indirectly held by the Fund have not been and will not be registered under the Securities Act or applicable state securities laws and may not be resold unless an exemption from such registration is available.  The Fund is not under, and the Portfolio Funds are not expected to be under, any obligation to cause such an exemption (whether pursuant to Rule 144 under the Securities Act or otherwise) to be available. Accordingly, there is no secondary market for the Interests or a Fund’s indirect interests in the Portfolio Funds, and such market is not expected to develop.  The Fund may provide liquidity through periodic tender offers to repurchase a limited amount of the Fund’s Interests but it is under no obligation to do so. Furthermore, transfers of Interests may be made only with the prior written consent of the Investment Adviser, which may be withheld in the Investment Adviser’s sole discretion. The Fund generally will not have the right to withdraw from any Portfolio Fund.

•	Lack of Operating History: The Fund is a newly formed entity with no operating history.

•
Risks of Private Equity Investments Generally: The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid.  As a general matter, companies in which the Portfolio Funds invest may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.  The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

•
Co-Investments Risks:  There can be no assurance that the Master Fund will be given Co-Investment opportunities, or that any Co-Investment offered to the Master Fund would be appropriate or attractive to the Master Fund.  The market for Co-Investment opportunities may be very limited and the Co-Investment opportunities to which the Master Fund wishes to allocate capital may not be available at any given time.  Due diligence will be conducted on Co-Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to Portfolio Fund investments.  In addition, the Adviser may have little opportunities to negotiate the terms of such Co-Investments.  The Master Fund’s ability to dispose of Co-Investments is typically severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment.

•
Investments in Europe and Emerging Markets: The Portfolio Funds may invest in Europe. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. In addition, in June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on the United Kingdom’s economy and on markets in the United Kingdom and throughout the world.

The Portfolio Funds may also invest in emerging markets, such as China, India, Brazil and countries located in Eastern Europe. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other, more established economies or markets. Such risks may include, among others, (i) greater social, economic and political uncertainty, including war or terrorism or social unrest; (ii) higher dependence on exports and the corresponding importance of international trade; (iii) greater volatility, less liquidity and smaller capitalization of markets; (iv) greater volatility in currency exchange rates; (v) greater risk of inflation; and (vi) less extensive regulation of financial and other markets;.

•
Special Situations and Distressed Investments: The special situations asset class will likely invest a significant portion of its assets in Portfolio Funds that invest in portfolio companies that may be in transition, out of favor, financially leveraged or troubled, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject a Portfolio Fund to certain additional potential liabilities.

No assurance can be given that the Fund’s investment program will be successful.  Accordingly, an investment in the Fund entails substantial risks and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.  See Section XIV – “Risk Factors and Potential Conflicts of Interest.”

III.	SUMMARY OF OFFERING TERMS

THE FOLLOWING IS ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THE PARTNERSHIP AGREEMENT AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THAT AGREEMENT.  IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PARTNERSHIP AGREEMENT AND THIS SUMMARY, THE PARTNERSHIP AGREEMENT SHALL CONTROL.

The Fund:
The Fund is a limited partnership organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund will offer and sell Interests in the Fund in minimum denominations of $50,000 only to investors that are both “accredited investors,” as defined in Regulation D under the Securities Act, and “qualified clients,” as defined in Rule 205-3 under the Advisers Act, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

Master/Feeder Structure:
The Fund will pursue its investment objective by investing all or substantially all of its assets in the Master Fund, a Delaware limited partnership that is also registered under the 1940 Act, which in turn will execute investment transactions.  The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund.  The Master Fund is a limited partnership organized under the laws of the State of Delaware on March 30, 2017 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company.  The Master Fund is expected to commence operations after the initial closing of the Fund.

In addition, other feeder funds that invest in the Master Fund alongside the Fund may be established from time to time. Such other feeder funds may be established for different investors with different terms and conditions.

The General Partner, Investment Adviser and Sub- Adviser:
Each of the General Partner, Investment Adviser and Sub-Adviser is an indirect wholly owned subsidiary of Neuberger Berman.  Each of the Investment Adviser and Sub-Adviser is registered as an investment adviser under the Advisers Act.

The Investment Adviser has full, exclusive and complete authority in the management and control of the business of the Master Fund and will make all decisions affecting the business of the Master Fund. The Investment Adviser has engaged the Sub-Adviser to assist with investment decisions with respect to the Master Fund.

Investment Objective:
The investment objective of the Fund is to provide attractive risk-adjusted returns to Investors.  Through its investment in the Master Fund, the Fund seeks to achieve this objective through investments in a portfolio of professionally managed Portfolio Funds and select Co-Investments in portfolio companies.  The Fund, through the Master Fund, will primarily make Primary Investments in newly formed Portfolio Funds.  The Master Fund may also invest, on an opportunistic basis, in Secondary Investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds and in Co-Investment opportunities.

Neither the Master Fund nor the Fund will borrow money for investment purposes.

Investment Allocations:	It is currently expected that the following private equity strategy allocations will be made for the Master Fund:
Buyout	55%-85%
Venture and Growth Capital	10%-20%
Special Situations	10%-30%

Suitability Standards:
Interests are being offered only to persons or entities that are both an “accredited investor,” as defined in Regulation D under the Securities Act, and a “qualified client,” as defined in Rule 205-3 under the Advisers Act.

Each prospective Investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Offering Memorandum and the Partnership Agreement before deciding to invest in the Fund.

Offering Size:	The anticipated aggregate offering size for the Master Fund is approximately $500 million.

Investment Period:
Five years. The Master Fund may not make a capital commitment to a Portfolio Fund, acquire an interest in a Secondary Investment, or make an initial investment in a Co-Investment after the fifth anniversary of the initial closing of the Fund, except for follow-on investments in existing Portfolio Funds.

Term:
Ten years. The Master Fund’s and the Fund’s terms will expire on December 31 following the tenth anniversary of the initial closing of the Fund, which may be subject to two extensions by the Board without the approval of the Investors for up to one year per extension.  Any extensions thereafter must be approved by a majority-in-interest of the Investors.

No Investor has the right to require the Fund to redeem his, her or its Interest.  To provide a limited degree of liquidity to Investors, at the sole discretion of the Investment Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors.  See “—Repurchase of Interests by the Fund” and Section VII – “The Offering—Repurchase of Interests.”

Capital Commitments:
The minimum Commitment to the Fund will be $50,000, although the General Partner reserves the right to accept Commitments of lesser amounts from officers and employees of the Investment Adviser, the Sub-Adviser or their affiliates as well as from employees of certain sub-placement agents retained by the Placement Agent to provide sales and investor support services.

The Fund may offer Interests through multiple closings, which are anticipated to occur over a period of up to one year following the initial closing of the Fund, provided that the Board may extend such period.  An Investor participating in a closing that occurs after the initial closing may be required to pay a “make-up” amount to the Fund.  Such “make-up” payment will be calculated by applying the annualized rate of 8.0% to the percentage of the Investor Commitments previously drawn down by the Fund and applied over the period of time since such draw-downs.  The amount of the make-up payments will be paid to and retained as assets of the Fund.

Capital Calls:
A portion of the Investor’s total Commitment may be due immediately upon the closing of the Investor’s initial investment in the Fund, and the balance will be drawn down over time as the Master Fund makes investments and/or, as necessary, to fund other obligations of the Fund or the Master Fund.  Commitments may be drawn down at any time, by the Fund making a capital call generally upon at least seven (7) days’ prior written notice (including email) to either the Investor or the Investor’s designee.  Although there is no set schedule for calling capital, it is estimated that capital calls will be scheduled in the following manner (subject to the Fund’s discretion to make capital calls at different times and in different amounts):

Year 1:          30%
Year 2:          20%
Year 3:          20%
Year 4:          15%
Year 5:          0%

The above schedule is subject to change, including as the result of Portfolio Fund capital call and distribution activity. For example, the Fund may accelerate or extend the estimated schedule or extend any capital call, or may determine not to draw the amount of the full Commitment. Thus, the Fund may have unfunded Commitments.  Any amounts drawn (except for cash reserved to cover Fund expenses and as may be needed for asset coverage purposes) generally will be invested within approximately three (3) months of the drawdown date (such investments may take the form of a binding legal commitment).  Interests will be issued to an Investor each time capital is contributed by such Investor to the Fund.  Interests will be issued at the then net asset value of the Fund as calculated in accordance with the Fund’s valuation procedures. If a capital call is not timely made by an Investor by the specified date in the written notice, the Investor will be charged an interest at an annual rate of 8.0% up until the date the capital call is actually made.

Investors understand that by agreeing to invest in the Fund, each Investor is making an irrevocable commitment to the Fund of the entire amount of the Commitment, which will be drawn down over time. Even though not all the money will be requested immediately, if there is a capital call Investors are committing to make funds available within the time designated.  Should an Investor default on a Commitment, the Fund may, in the Investment Adviser’s sole discretion, charge a defaulting Investor with the expenses and losses incurred by the Fund resulting from the sale of positions due to the default of such Investor.  Such charge may be incurred by the Fund specially allocating such expenses and losses to the Capital Account maintained on the books of the Fund for the defaulting Investor. In addition, the Fund may, in the Investment Adviser’s sole discretion, take other actions with respect to defaulting Investors, including without limitation: (i) borrowing funds to cover defaulted capital calls, at a rate established with a third-party lender or using the Fund’s internal capital at a rate of 8.0% per annum, and causing the defaulting Investor to bear the interest and other costs associated with such borrowing, and/or (ii) excluding defaulting Investors from participating in future capital calls.

Capital Accounts:
An individual Capital Account will be maintained by the Fund for each of its limited partners, to which will be credited or debited such Partner’s capital contributions and shares of the income, losses and distributions of the Fund, with respect thereto.

Repurchase of Interests by the Fund
No Investor has the right to require the Fund to redeem his, her or its Interest.  To provide a limited degree of liquidity to Investors, at the sole discretion of the Investment Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors.  The Investment Adviser expects that such offers to repurchase Interests, if any, would not occur before the fourth anniversary of the final closing and that all such offers, in the aggregate, would not exceed 20% of the Fund’s total commitments.

At its discretion, the Investment Adviser may recommend to the Board (subject to its discretion) that the Fund offer to repurchase Interests from Investors at a purchase price equal to 80% of the net asset value of an Investor’s Interests as of the applicable tender valuation date (expected to be the last business day of the applicable calendar quarter). However, the Fund has no obligation to offer to repurchase Interests from Investors at any time and the Fund currently does not expect to offer to repurchase Interests on a periodic recurring basis.

There is no minimum amount of Interests which must be repurchased in any repurchase offer. If a repurchase offer is oversubscribed by Investors who tender their Interests, the Fund may repurchase a pro rata portion of the Interests tendered by each Investor or take any other action with respect to the repurchase offer permitted by applicable law.

The Fund does not have any obligation to repurchase Interests from Investors at any time. There is no assurance that the Investment Adviser will recommend a tender offer for Investors or that the Board will approve a tender offer. The Fund will repurchase Interests from Investors pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Investors.

Distributions:
Distributions from the Master Fund and the Fund are made as follows:

(i) to the limited partners of the Fund (through Master Fund distributions to the Fund) until they have received a 125% return of all drawn Commitments; and

(ii) then a 93.0%/7.0% split between the limited partners of the Fund and the Special Limited Partner of the Master Fund, respectively. The Special Limited Partner will not receive any of the carried interest that it may have earned until after the fourth anniversary of the final closing (the anticipated time frame in which all, or substantially all, of the Commitments that the Fund intends to invest will have been drawn), except in respect of an Investor’s repurchase of its Interest.

For example, assume an Investor makes Commitments of $100,000, of which 85% is drawn by the Fund.  Then the Investor will need to receive $106,250 ($85,000 x 1.25) in distributions before any carried interest is withheld.  After the Investor receives the $106,250 in distributions, all future distributions will be split between the Investor (93.0%) and the Special Limited Partner (7.0%).

Tax Distributions:
The Board of the Master Fund may in its sole discretion cause the Master Fund to distribute to the Special Limited Partner (each, a “Tax Distribution”) an amount designed to assist the Special Limited Partner (or its direct and indirect investors) in satisfying any income tax liability attributable to allocations of taxable income and gains of the Master Fund in any fiscal year for which such an accrual or such an allocation is required.  The amount of any Tax Distribution will be calculated in accordance with the provisions of the Master Fund’s Partnership Agreement.

Recycling:
At the election of the Investment Adviser, the Master Fund may retain proceeds received by the Master Fund from the Portfolio Funds up to an amount equal to 30% of the Master Fund’s Underlying Commitments. Proceeds retained by the Master Fund, after the investment period has terminated, would primarily be used to pay the Master Fund’s operating expenses.

Amounts so retained will not be included in the calculation of an Investor’s contributed capital. Separate from and in addition to any amounts retained or recalled for reinvestment by the Master Fund, in the event that funds are distributed to the Master Fund by a Portfolio Fund, which are subject to reinvestment in such Portfolio Fund, the Investment Adviser may, in its discretion, hold such amounts or distribute such amounts to the Investors. If such amounts are distributed to the Investors, each Investor’s unfunded Commitment will be increased by the amount of funds so distributed.

Withdrawals and Transfers of Interests:
Withdrawals of capital or profits will not be permitted, except to the extent required to comply with applicable laws or for certain limited tax reasons.  Transfers of Interests may be made only with the prior written consent of the Investment Adviser, which may be withheld in the Investment Adviser’s sole discretion. In certain circumstances set forth in the Partnership Agreement, an Investor may be required to withdraw entirely from the Fund.

Advisory Fee:
In consideration of the advisory services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser an advisory fee based on an annual rate of 0.85% following the Master Fund’s commencement of operations through the end of year eight from the commencement of operations and then at an annual rate of 0.30% for the remaining life of the Master Fund, in each case based on the Investors’ total Commitments (the “Advisory Fee”).

Carried Interest:
Carried interest is a share of the Master Fund’s returns that is paid to the Special Limited Partner in the event that specified investment returns are achieved by the Master Fund and the Fund.  The Special Limited Partner will receive a carried interest of 7.0% (as described in “Distributions” above). While the carried interest will be allocated at the Master Fund level, the Fund and its limited partners will indirectly be subject to the Master Fund’s carried interest.

Placement Agent and Fees:
Neuberger Berman BD LLC also will serve as placement agent of the Fund and may retain various sub-placement agents to place Interests in the Fund. There is no placement fee for purchases of Interests by or on behalf of accounts for which the Investment Adviser or one of its affiliates (including the Placement Agent) acts in a fiduciary, advisory, custodial or similar capacity.  Certain sub-placement agents may charge an one-time placement fee or sales load.  Investors should consult their financial advisors.

Expenses:	The Fund shall bear all of its own expenses, including without limitation: its pro rata portion of all of the Master Fund’s fees and expenses (which will be borne through the Fund’s investment in the Master Fund), including its pro rata portion of the Advisory Fee payable by the Master Fund to the Investment Adviser in its capacity as investment adviser to the Master Fund and expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Portfolio Funds and Co-Investments (including expense associated with potential investments or dispositions that are not consummated); accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses, custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; interest expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

In addition, the Fund shall bear its organizational expenses, and expenses relating to the offering and sale of Interests; provided that to the extent such organizational and offering expenses when aggregated with those of the Master Fund and any other feeder fund exceed $1,500,000, the excess amount over $1,500,000 shall be borne by the Investment Adviser.

Except as set forth herein or in another agreement between the Fund and the Investment Adviser, the Investment Adviser shall bear all of its costs incurred in providing services to the Master Fund.

Portfolio Fund Fees and Expenses:
The Fund, through its investment in the Master Fund, will indirectly bear the management fees and carried interest allocations (or equivalent) of the Portfolio Funds; the expenses of the Portfolio Funds, including without limitation, investment-related expenses, non-investment related interest expense, administrative expenses and fees and disbursements of attorneys and accountants engaged on behalf of the Portfolio Fund and other ordinary and extraordinary expenses.

Portfolio Fund Managers generally charge their Portfolio Funds (a) a management fee of between 1.00% and 2.50% of capital committed or assets under management and (b) a performance allocation between 20% and 30% of the net profits.  These fees and performance allocations, as well as any other expenses incurred by the Portfolio Funds will be passed through to the Master Fund and thereby indirectly to the Investors of the Fund.

Valuation:
The Board has approved procedures pursuant to which the Fund will value its investments.  The Board has delegated to the Investment Adviser general responsibility for determining, in accordance with such procedures, the value of such investments.  The Fund’s assets will be valued at their fair market value as determined by the Investment Adviser in good faith, taking into consideration all available information and other factors that the Investment Adviser deems pertinent.  The Investment Adviser may rely on the most recent valuations and other information provided by the Portfolio Fund Managers, except where the Investment Adviser may reasonably determine additional factors should be considered and reflected.

Records and Reports:
The Investment Adviser will maintain and preserve for the Fund during its term all accounts, books and other relevant Fund documents.  The Fund will provide annual audited financial statements, quarterly commentary regarding investments by the Fund and Schedule K-1 tax reporting information to its Investors.

UBTI; Taxation; Delayed K-1s:
As entities that are properly classified as partnerships, the Fund and the Master Fund will generally not themselves be subject to U.S. federal income tax.  For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund’s income, gain, loss and deductions, including the amounts of such items allocated to the Fund by the Master Fund (which will include income allocated from the Portfolio Funds that are treated as partnerships) for each taxable year of the Fund ending with or within the Investor’s taxable year.  Each item will have the same character to an Investor and will generally have the same source (either United States or foreign), as though the Investor realized the item directly.  Investors will be required to report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.  Investors are urged to consult their own tax advisors with specific reference to their own tax situations and the tax laws applicable to an investment in a Fund.

There are no restrictions on the Fund’s ability to realize income that could be characterized as UBTI or as effectively connected with a U.S. trade or business (“ECI”). Neuberger Berman may form other feeder funds that will be treated as corporations for U.S. federal income tax purposes.  Investors concerned about UBTI or ECI should contact the Investment Adviser regarding such alternative structures.

Although the Fund expects to be able to provide final Schedule K-1s to Investors for any given tax year within 105 days of year end, the Fund may be delayed in providing final Schedule K-1s to Investors.  In the event of a delay, Investors required to file U.S. federal, state and/or local income tax returns will most likely be required to obtain extensions of the filing dates for such returns. Investors will be responsible for any and all costs and fees incurred by them in connection with obtaining the tax extensions.

Indemnification and Exculpation:
The Investment Adviser, the Sub-Adviser and their other Covered Persons will (a) have limited liability to the Master Fund and the Fund and the Investors, and (b) be indemnified and held harmless by the Master Fund and the Fund, in each case to the fullest extent permitted by applicable law.

Legal Counsel:
Dechert serves as legal counsel to the Fund and the Master Fund.  Dechert, which does not represent any Investor in the Fund, may also advise the Investment Adviser and certain of its affiliates on their respective obligations to the Fund. No attorney-client relationship exists, however, between Dechert and any other person solely by reason of such other person investing in the Fund.  Each Investor should consult with its own counsel as to the legal and tax aspects of an investment in the Fund and its suitability for such Investor.

Fiscal and Tax Year End:
The Fund’s fiscal year for financial reporting purposes is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending December 31 (or such other taxable year as may be required under the Code).

IV.	THE FUND

The Fund is a limited partnership organized under the laws of the State of Delaware on August 22, 2017 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund invests all or substantially all of its assets in the Master Fund, a Delaware limited partnership that is also registered under the 1940 Act, as part of a “master/feeder” structure. The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund, as further described below. Thus, the Fund’s investment results will correspond directly to the investment results of the Master Fund.

The Fund will offer and sell Interests in minimum denominations of $50,000 (subject to the discretion of the Board to accept lesser amounts) in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act to persons or entities that are both an “accredited investor,” as defined in Regulation D under the Securities Act, and a “qualified client,” as defined in Rule 205-3 under the Advisers Act.  The anticipated aggregate offering size for the Master Fund is approximately $500 million (or higher, in the discretion of the Investment Adviser).

The Fund may offer Interests through multiple closings, which are anticipated to occur over a period of up to one year following the initial closing of the Fund, provided that the Board may extend such period. An Investor participating in a closing that occurs after the initial closing may be required to pay a “make-up” amount to the Fund. Such a “make-up” payment will be calculated by applying the annualized rate of 8.0% to the percentage of Investor Commitments previously drawn down by the Fund and applied over the period of time since such draw-downs. The amount of the make-up payments will be paid to and retained as assets of the Fund.

Other feeder funds that invest in the Master Fund alongside the Fund may be established from time to time. Such other feeder funds may be established for different investors with different terms and conditions. Neuberger Berman Investment Advisers LLC serves as the investment adviser to the Master Fund. NB Alternatives Advisers LLC serves as the sub-adviser to the Master Fund.  Prospective investors whose subscriptions to purchase Interests are accepted by the Fund will become Investors by being admitted as limited partners of the Fund.

Term

The Master Fund and the Fund each will remain in existence for a period of ten years, subject to two one-year extensions, which may be approved by the Board. Further extensions thereafter must be approved by a majority-in-interest of the Investors.

V.	INVESTMENT OBJECTIVE AND PROCESS

Investment Objective and Process

In pursuing its investment objective, the Fund will invest all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund. This form of investment structure is commonly known as a “master/feeder” structure.

The investment objective of the Fund is to provide attractive risk-adjusted returns to Investors.  Through its investment in the Master Fund, the Fund seeks to achieve its investment objective principally by making Primary Investments in a portfolio of newly formed Portfolio Funds managed by experienced Portfolio Fund Managers that generally have an established track record. The Fund may also invest, on an opportunistic basis, in Secondary Investments in more mature Portfolio Funds and make opportunistic Co-Investments. The Investment Adviser believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and will offer Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.

Each of the Fund and the Master Fund is a non-diversified fund under the 1940 Act. However, the Master Fund generally will not commit more than 25% of the value of total Commitments by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund.  The Investment Adviser has engaged the Sub-Adviser to make investment decisions on behalf of the Master Fund. None of the Master Fund, the Fund or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the investment objective will be achieved.

The investment strategy that the Fund will employ has been developed and refined by NB Private Equity over more than 30 years7 of private equity investing. This strategy is predicated on identifying and selecting top performing Portfolio Fund Managers and allocating appropriately across assetclasses, vintage years and pace of capital deployment, maturity and stage of companies, geographies, industries and generalist versus industry specific funds. In addition, when determining proper allocations, NB Private Equity analyzes the private equity marketplace and appropriately weights capital allocations to those sectors with the most promising opportunities.  The Investment Committee’s diverse professional backgrounds are key competitive advantages in the Team’s ability to dynamically and tactically allocate portfolios throughout economic cycles.  Our investment philosophy has four tenets:

1.	Allocate Tactically

2.	Invest Selectively

3.	Manage Risk

4.	Focus on Capital and Fee Efficiency

7.
NB Private Equity and its affiliates are the successor to the Predecessors, the oldest of which was founded in 1981. All of the Predecessors’ operational assets and substantially all key personnel employed at the time of the succession became assets and employees of NB Private Equity.  NB Private Equity became either the advisor or sub-advisor to all then-existing Fund Accounts previously advised by the Predecessors.  References to NB Private Equity include the Predecessors.

Allocate Tactically: NB Private Equity combines top-down, dynamic asset allocation with bottom-up portfolio construction to create balanced, opportunistic, and appropriately diversified private equity portfolios that seek to achieve and maintain first quartile performance. NB Private Equity, along with Neuberger Berman’s Investment Strategy and Risk Group, utilizes its proprietary data and market insights to identify the most compelling investment opportunities.  This tactical approach includes shifting allocations within private equity asset classes and targeting or avoiding certain industry sectors or geographic regions to achieve optimal risk adjusted returns.  NB Private Equity considers factors that influence macro returns such as expected market growth rates, the current prevailing entry pricing levels and the amount of capital currently focused or expected to be focused on the market in question (which will affect both future entry prices and exit prices of private equity backed companies). Cyclical and secular factors are taken into consideration as are the potential for structural shifts. Just as importantly, we consider the risks inherent in a given strategy. For example, emerging markets generally have a higher level of risk than developed markets, and venture capital generally has a higher level of risk than a typical buyout manager. This approach has resulted in portfolios that can look very different from those of our competitors and standard industry weights.

Invest Selectively: Identifying and investing with top-performing private equity firms is a critical element in NB Private Equity’s portfolio construction process and key in creating a private equity portfolio that outperforms benchmark returns. As explained below, NB Private Equity capitalizes on the performance of proven Portfolio Fund Managers and favors those with demonstrated outperformance through varying market conditions. With this objective in mind, the Team strives to maintain and expand its relationships with both existing and emerging top quartile Portfolio Fund Managers while monitoring others showing potential to record top-quartile performance and eliminating exposure to sub-median performing firms.

By virtue of NB Private Equity’s 30-year presence as a private equity investor, the quality and quantity of our deal flow is high. The vast majority of private equity general partners, and private equity focused placement agents, law firms and accounting firms are aware of NB Private Equity’s presence in the market.  Because of our reputation and network of relationships, we believe that we see an extremely high proportion of private equity funds in the marketplace.  We effectively leverage the breadth and depth of our global franchise for the benefit of our investors. NB Private Equity’s integrated platform drives deal flow, diligence, access and allocations across primaries, Co-Investments, and Secondary Investments.

We do not take our access to high quality Portfolio Funds for granted. The Team is extremely focused on maintaining strong relationships with high performing firms and on demonstrating its value-add as a limited partner to try to ensure our access sufficiently addresses full allocations. The Team systematically approaches attractive private equity firms (existing relationships and new relationships) in advance of fundraising to indicate our interest level for upcoming funds. All high interest funds (existing relationships and potential new relationships) are assigned to members of our Team, who are expected to maintain a relationship with and position NB Private Equity appropriately when it comes time for the general partners of such funds to raise their next fund.

One of the primary drivers of NB Private Equity’s performance is its identification of and access to what it believes are high quality Portfolio Fund Managers that employ well designed and appropriate investment strategies. Recognition of investment strategies that have the potential to outperform is a critical element of the selection process. As an industry pioneer and leader, NB Private Equity is a preferred investor, and is often actively sought out by private equity firms.

Manage Risk: NB Private Equity addresses risk in multiple ways:

o
Stringent Investment Selection: The Portfolio Fund Managers we select to invest with manage risk and create value in their portfolios through quality investment decisions (sourcing, due diligence, investment thesis, industry, valuation, and capital structure), execution of value creating strategies, exit decisions, and success in navigating varied markets. Consequently, we believe a full evaluation of the risks a potential private equity fund or Co-Investment may bring requires detailed analysis of their current and comparable portfolio companies, including time-intensive diligence calls with the management of their portfolio companies.

o
Properly Resourced Investment Teams: In addition to partners focused principally on primary commitments, NB Private Equity also includes senior teams focused on Secondary Investments and Co-Investments.  Dedicated teams focused on each of the three core types of investments with respect to a Portfolio Fund improves investment selection and reduces portfolio risk.

o
Appropriate Allocation among Portfolio Funds: We limit our private equity investments to investments where the strategy, manager quality, and local economic and political environment are, in our view, compelling under current market conditions. Our portfolios allocate across the following categories:

-	Asset classes
-	Vintage years and pace of capital deployment
-	Maturities and stages of underlying company development
-	Geographies
-	Industries
-	Generalist versus industry specific funds

Focus on Capital Deployment and Fee Efficiency: We are differentiated in our acceleration of the development of a mandate’s deployed capital base by actively including capital efficient investments in our portfolios. NB Private Equity seeks to enhance returns and diversification by opportunistically adding Secondary Investments, funded primaries and Co-Investments (where underlying fees or carry are not generally paid). The impact on deployment pace of our focus on capital efficiency results in excellent time diversification, with the significant capital deployment years being years one through four.  In contrast, a portfolio without this focus on capital efficiency could experience a two year capital deployment lag with the most significant capital deployment delayed until years three through six.

Established Investment Process

Our investment strategy is to create a portfolio of high-conviction, fee efficient Portfolio Funds, typically consisting of a core of Primary Investments, supplemented by opportunistic Co-Investments and Secondary Investments.  As described more fully below, our investment process includes (i) creating a comprehensive outline (both allocation targets and specific fund investment targets) prior to the commencement of investing, (ii) a rigorous due diligence process including substantial review of contributions of the private equity firm to individual portfolio companies, and (iii) decision-making in an open investment committee process.  Our investment criteria in winnowing the opportunity set to select high-conviction investments are described below, but in general require a manager (i) proven at disciplined acquisition, value creation and exit processes and (ii) with an investment focus by industry and/or geography with favorable macro conditions.  As a business, we must ensure the size, experience and talent of our team are ready to effectively implement our philosophy and processes to reach our portfolio objective.

The diagram below shows the workflow associated with the determination of our asset allocation, specific investment decisions and ongoing risk management and refinement of the portfolio.

Determination of Asset Allocation: Each portfolio we create begins with an analysis of which asset classes and sub-asset classes should be tactically over-weighted and under-weighted.  We combine our tactical goals with our comprehensive forward calendar of funds coming to market to both determine our asset allocation and also create an initial “model portfolio”.  It is critical to have a deep understanding of funds coming to market when determining our asset allocation given that our overweights and underweights rely, in large part, on the availability of best-in-class funds in given strategies (for example, an undersupply of available best-in-class funds in a given strategy could cause us to alter our asset allocation).

The following is a recent example of tactical allocation by asset class (prior unregistered private equity fund of funds advised by the Sub-Adviser versus the market allocation).

Note: Data from January 1, 2015 to December 14, 2016.

Source: Thomson ONE. Calculated as the amount of capital raised by funds in each asset class divided by the total amount of capital raised in aggregate by these funds. Excludes commitments to fund-of-funds, secondary funds, mezzanine funds, real estate and other real asset funds. For illustrative purposes only.

Determination of Model Portfolio: In concert with our asset allocation determination we also establish our model portfolio of primary commitments.  The model portfolio is a tool we utilize to impose discipline on our investment process. Specifically, we begin with specific funds that would comprise the primary fund commitment portion of the portfolio if all decisions had to be made at the outset of a mandate.  The process of agreeing to an initial model portfolio enhances debate over appropriate tactical allocations and the comparative merits of different managers who will be coming to market.  Over the investment period, every fund under consideration is measured against funds both in the model portfolio as well as other alternatives in the marketplace. A fund either replaces a fund in the model portfolio or is declined. Our rigorous relative comparison of managers is an important discipline in our process.  The use of the model portfolio along with constant monitoring of funds in the market instills a level of discipline and quality toward selecting the best funds in an optimal portfolio setting.

Conduct Rigorous Due Diligence: Our due diligence process is deep, rigorous and comprehensive.  Every potential investment is due diligenced by a team that includes one or more Managing Directors, one or more principals or vice presidents and one or more associates and analysts.  The designated investment team develops the investment thesis, leads all aspects of diligence and continues to manage and monitor the investment post close.  The Investment Committee makes all investment decisions.  The following is a summarization of NB Private Equity’s comprehensive primary fund due diligence process:

Phase One Due Diligence: The first phase of due diligence is an in-depth pre-screening of the potential investment, which is primarily a qualitative process including a thorough review of the fund’s offering memorandum, due diligence materials, and other publicly available information on the private equity firm sponsoring the fund.  Introductory meetings are conducted and NB Private Equity completes a detailed evaluation report. The investment team submits a 3-5 page “Phase One Blackbook” that includes a recommendation to the Investment Committee whether to pass it into the second phase and devote substantial due diligence efforts.

Phase Two Due Diligence:  The second phase of due diligence includes a comprehensive, detailed qualitative and quantitative review of the fund manager.  During this phase of due diligence, several face-to-face meetings will be conducted between the investment team, members of our Investment Committee and the fund manager.  The investment team collects its analysis in a “Phase Two Blackbook” which is submitted and presented to the Investment Committee for review at our Monday morning meetings.  Fund opportunities are typically discussed multiple times over several weeks or months during Investment Committee meetings, offering the members an opportunity to provide feedback, contribute additional resources (or references), and request additional analysis.  The completion of this stage culminates with an approve or decline decision issued by the Investment Committee.

Each aspect of analyzing the firm’s team, strategy, historical investment performance, internal processes and portfolio fit include some level of both qualitative and quantitative analysis.  Below we have provided examples of each.

Examples of quantitative analysis conducted during this period include but are not limited to:

•	Analysis of the firm’s historical individual performance benchmarked against both the private equity industry as well as directly against private equity industry peers.
•
A detailed analysis of the team’s historical performance to understand subtleties such as current and departed partner performance attribution as well as fund performance within the firm’s target sectors, geographies, and strategies.

•
An evaluation of the manager’s current holdings (or unrealized portfolio companies) including each company’s original investment strategy, progress to date, and Neuberger Berman’s detailed assessment of the current market value relative to the manager’s carrying value.

•	A value creation analysis deriving whether past performance by a manager was derived through multiple expansions, debt pay down, or EBITDA growth.

Examples of qualitative analysis conducted during this period include but are not limited to:

•	Analysis of the firm’s investment strategy, competitive landscape, brand name within the marketplace, and ability to generate new investment opportunities.
•	A review of the firm’s existing pipeline of investment opportunities.
•	“On-sheet” and “off-sheet” reference calls with the firm’s portfolio company CEOs and co-investors.
•	The impact of departed or new investment professionals on the firm in the future.
•	The quality of the firm’s pipeline of investment opportunities and deal flow generation capabilities.

Many managers have told us that our due diligence is the most thorough and rigorous they have experienced and frequently ask us to share our due diligence memoranda with institutions that do not have the resources to conduct the same degree of work.

Phase Three Due Diligence:  The third phase of due diligence includes the review of the offering by our legal counsel and negotiation of the final agreement and side letters.  Legal documents for fund offerings approved by the Investment Committee are managed by our internal counsel who attends each Investment Committee meeting and records decisions.

Our Secondary Investment and Co-Investment due diligence processes are similarly rigorous.

Dedicated Secondary Investment and Co-Investment Teams

NB Private Equity’s distinct and dedicated Secondary Investment and Co-Investment teams will provide robust deal flow, investment judgment and deal execution skills to the Master Fund and thereby offers an additional competitive advantage over other fund of funds managers. NB Private Equity will tactically weight Secondary Investments and Co-Investments within each of the Master Fund’s asset classes with the objective of maximizing risk-adjusted returns and minimizing the downside of the J-curve.

Secondary Investment Team: The Secondary Investment team is led by three dedicated principals who have worked together for over 20 years. The Secondary Investment team focuses on acquiring seasoned or fully funded private equity limited partnership interests at attractive valuations on a global basis.

Co-investment Team: The Co-Investment team is led by six dedicated principals. The Co-Investment team seeks to achieve superior risk-adjusted returns by co-investing with high performing private equity investors in attractive investment opportunities and on favorable terms.

Net Asset Valuation

Each of the Fund and the Master Fund will compute its NAV as of the last business day of each quarter after the Master Fund has received reports from the Portfolio Fund Managers of the Portfolio Funds related to that quarter and at such other times as deemed appropriate by the Board on the advice of the Adviser. To determine its NAV, the Fund relies on information from the Master Fund, which, in turn, receives such information from the Portfolio Funds. In determining its NAV, the Master Fund will value its investments as of such quarter-end. The NAV of the Fund will equal the value of the total assets (including the value of indirect investments in Portfolio Funds through the Master Fund), less all of the liabilities, including accrued fees and expenses.  To the extent that the Fund invests in the Master Fund, the Fund’s NAV will be directly affected and related to the Master Fund’s NAV.  To the extent that the Fund has assets and liabilities other than its investment in the Master Fund, such assets and liabilities will be valued as described herein.

The Board has approved procedures pursuant to which the Master Fund and the Fund will value their investments.  The Board has delegated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments.  The value of the Master Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In general, the value of the Master Fund’s interests in Portfolio Funds will be based primarily on information provided to the Adviser by the Portfolio Funds or, as applicable, the Portfolio Fund Managers. While the Adviser may rely on the information provided to it by the Portfolio Fund Managers, the Adviser must maintain an effective monitoring process and internal controls to comply with these Procedures and the Master Fund’s stated account policies. The valuation procedures of the Master Fund and the Fund are substantially similar.  Specifically, the Adviser generally will value the Master Fund’s investment in the Portfolio Funds using the “practical expedient” in accordance with Certification Topic ASC 820 of the Financial Accounting Standards Board (“ASC 820”) as of each quarter end, based on the valuation provided to the Adviser by the Portfolio Fund (or the manager thereof on behalf of the Portfolio Fund) in accordance with the Portfolio Fund’s, or its manager’s, as applicable, own valuation policies.  To the extent the Adviser is either unable to utilize the practical expedient under ASC 820 (for example, because a Portfolio Fund does not report a quarter-end value to the Master Fund within the time necessary to determine the Master Fund’s NAV), or where the Adviser determines that use of the practical expedient is not appropriate as it will not result in a price that represents the current value of the Portfolio Fund, the Adviser will make a fair value determination of the value of the Master Fund’s interest in the Portfolio Fund.  In determining fair value of a Portfolio Fund for which the practical expedient is not applicable or appropriate, the Adviser shall, in the exercise of good faith, determine a valuation of the interest in the Portfolio Fund that represents the amount the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund were able to redeem its interests in the Portfolio Fund in an orderly manner at that time.

In making a fair valuation determination, the Adviser will consider the most recent reported value by the Portfolio Fund as well as any other factors it believes may be relevant, which may include one or more of the following: (i) the Portfolio Fund’s valuation policies and practices and the Portfolio Fund’s history with valuation issues, such as whether the Master Fund has experienced any valuation issues with the Portfolio Fund in the past; (ii) the type of investment securities held by the Portfolio Fund and whether there may be factors not reflected in the valuations supplied by the Portfolio Fund, such as material changes in the business or operations of the issuer, including the discontinuance of operations or an important component of operations or the commencement of insolvency or reorganization proceedings of a portfolio company owned by the Portfolio Fund, or any market for its securities; (iii) the pricing obtained in new rounds of financing by the underlying investments of the Portfolio Fund, particularly financing obtained in significant amounts from new unrelated investors; (iv) any relevant operational or non-investment issues that may affect the Portfolio Fund, such as bankruptcies or other issues of custodians or other service providers; (v) the value of publicly traded securities, if any, held by the Portfolio Fund; (vi) the valuation of the same investments held by different Portfolio Funds or third parties independent of the Adviser; and (vii) any other information, factor or set of factors that may affect the valuation of the Master Fund’s investment in the Portfolio Fund. Other adjustments may occur from time to time.

In addition, the Adviser will conduct a due diligence review of the valuation methodology used by each Portfolio Fund and will seek to maintain close relationships with the Portfolio Fund Managers through written and telephone communication and in-person meetings. Representatives of the Adviser plan to regularly attend Portfolio Fund investor meetings. To keep abreast of each Portfolio Fund’s activities, the Adviser will review their periodic reports as well as the reports of the underlying portfolio companies in which the Portfolio Funds invest, to the extent which such underlying company reports are made available.  The Adviser monitors the continuing appropriateness of the valuation methodology being used for the Fund’s and the Master Fund’s investments.

Prospective Investors should be aware that there can be no assurance that the valuation of interests in Portfolio Funds as determined under the procedures described above will in all cases be accurate to the extent that the Master Fund, the Fund and the Adviser do not generally have access to all necessary financial and other information relating to the Portfolio Funds to determine independently the NAVs of the Master Fund’s interests in those Portfolio Funds. The results of the Adviser’s fair valuation of securities whose market value is not readily ascertainable will be based upon the Adviser’s assessment of the fair value of such securities and their issuers on the recommendation of the Adviser and, therefore, are the result of the Board’s interpretation.

Investments valued at fair value by the Adviser will be subject to a new valuation determination upon the next quarterly valuation of the Master Fund and the Fund.  The Adviser will periodically review its valuation determinations with the Master Fund’s and the Fund’s auditor and respond to any inquiries by such auditor regarding the Adviser’s valuation methodologies.

To the extent the Master Fund or the Fund purchases or holds securities that are not investments in Portfolio Funds or Co-Investments, those securities will be valued in accordance with the Master Fund’s and the Fund’s valuation procedures. These procedures provide that:

Liquid Securities. Fund investments, other than Portfolio Funds, are valued according to the following procedures:

(i)
Equity Securities.  Domestic exchange traded equity securities (other than options) will be valued at their last sale prices as reported on the exchanges where those securities are primarily traded.  If no sales of a security are reported on a particular day, the security will be valued based on its bid price for a security held long, or its ask price for a security held short, as reported by those exchanges.  Securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If no NOCP is available, the security will generally be valued at the latest bid price as reported on NASDAQ.

In the absence of such sales or quotations, other publicly offered securities will be valued at their bid prices (or asked prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.

(ii)
Debt Securities.  Debt securities may be valued in accordance with the procedures described in (i) above.  In addition, debt securities may be valued by a pricing service approved by the Board which employs a matrix to determine valuations for normal institutional size trading units.  The matrix can take into account various factors including, without limitation, bids, yields, spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate).  The Adviser will monitor the reasonableness of valuations provided by the pricing service.  Debt securities with remaining maturities of 60 days or less will be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value

(iii)
Financial Futures, Forward Foreign Currency Contracts and Options.  Financial futures will generally be valued at the latest reported sales price.  Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract.  Exchange-traded options will generally be valued at the latest reported sale price on the exchange on which they trade.  If there is no reported sale for an option on the Valuation Date, the option will generally be valued at the mean between the latest bid and asked prices.  Over-the-counter options will generally be valued using the mean between the latest bid and asked prices.

(iv)
Foreign Exchange Rates.  All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates compiled as of 4:00 p.m. London time.  Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of the securities markets in the U.S.  Foreign exchange rates are also determined prior to such close.

Illiquid Securities.  On a quarterly basis, for illiquid securities for which no market quotations are available (other than interests in Portfolio Funds) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals.  Otherwise, valuation of illiquid securities (other than interests in Portfolio Funds) will remain at cost except that original cost valuation will be adjusted, upon approval by the Board on the advice of the Adviser, in the following circumstances:

(i)	a meaningful secondary market is established for an illiquid security, in which event valuation will be on the basis of that price, with due regard for market liquidity; or

(ii)	a meaningful private or public investment, merger or acquisition is subsequently consummated at a different price for the security, in which event valuation will be on the basis of such price.

Other Fair Valuations. In instances where there is reason to believe that the valuation of a security or other investment valued pursuant to the procedures described above does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to the procedures described above, the Board will fair value the investment based on a recommendation from the Adviser. The following factors, as relevant, may be taken into account in determining fair value:

(i)	the nature and price (if any) of the investment and the nature and expected duration of the event, if any, giving rise to the valuation issue;

(ii)	whether market quotations for the investment are available, pricing history of the security and trading volumes on markets, exchanges or among dealers;

(iii)	information as to any transactions or offers with respect to the security;

(iv)	volatility of the security or a related index;

(v)
possible valuation methodologies that could be used to determine the fair value of the investment, including valuation by reference to other financial instruments, including trading in similar securities, depository receipts, derivative instruments, closed-end or exchange-traded fund trading or exchange-traded baskets of securities;

(vi)
cost of the investment and, for restricted securities, any discount from the market value of unrestricted securities of the same class at the time of purchase and the existence of a shelf registration for restricted securities;

(vii)	changes in interest rates;

(viii)	government actions or pronouncements or other news events;

(ix)	analyst reports;

(x)	fundamental analytical data and internal models;

(xi)	whether other portfolios serviced by the Adviser or its affiliates hold the same or similar investments and the method used to value the investments in those portfolios;

(xii)	whether the issuer of the investment has other securities outstanding and, if so, how those securities are valued;

(xiii)	the extent to which the fair value to be determined for the investment will result from the use of data or formulae produced by third parties independent of the Adviser;

(xiv)	the liquidity or illiquidity of the market for the investment; and

(xv)	any other relevant factors or considerations.

Investments valued by the Board pursuant to these fair valuation procedures shall be carried at such valuation until a market quotation becomes available or the Board otherwise approves a change in valuation on the recommendation of the Adviser.

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the NAV of the Master Fund and/or the Fund if the judgments of the Board, the Adviser and/or Portfolio Fund Managers should prove incorrect.

Investment Policies and Restrictions

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act). The Fund’s fundamental investment restrictions are as follows:

1.
The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry. For the avoidance of doubt, this 25% limitation on investment in a single industry does not restrict or limit: (i) the Fund’s authority to pursue its investment objective by investing indirectly substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the Fund)  (ii) the Fund’s or the Master Fund’s authority to invest 25% or more of the value of its total assets in Portfolio Funds; or (iii) the Master Fund’s ability to invest in U.S. Government securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	The Fund will not borrow money, except to the extent permitted by the 1940 Act, which currently limits borrowing to no more than 33⅓% of the value of the Fund’s total assets.

3.
The Fund will not issue senior securities, except to the extent permitted by the 1940 Act, which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33⅓% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets.

4.
The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

5.
The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

6.
The Fund will not purchase or sell physical commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless otherwise acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing and selling foreign currency, options, swaps, futures and forward contracts and other financial instruments and contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

7.	For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

8.	The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

While it is in the current master/feeder structure, with respect to its own investment restrictions, the Fund will “look through” to the Master Fund’s investments. The Master Fund has fundamental investment restrictions that are the same as those of the Fund. These investment restrictions may not be changed by the Master Fund without the vote of a majority of the outstanding voting securities of the Master Fund. The investment restrictions and other policies described herein do not apply to Portfolio Funds. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s or the Master Fund’s total assets will not constitute a violation of such restriction or policy, except with respect to the Fund’s and the Master Fund’s policy on borrowings set forth above. With respect to the Fund’s policy not to invest 25% or more of the value of its total assets in the securities (other than U.S. Government-issued securities) of issuers engaged in any single industry, in determining whether the Fund is concentrated in an industry or group of industries, the Adviser will use its reasonable best efforts to take into account the Portfolio Funds’ expressly stated focus on a particular industry.

Waiving of Voting Rights

To avoid potential regulatory consequences, the Master Fund may limit its investment position (combined with other investment positions of certain of its affiliates) in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities.  This limitation on owning voting securities is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Master Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Portfolio Fund or portfolio company, both by the Master Fund and other funds managed by the Adviser. The Master Fund is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from the 1940 Act restrictions on affiliated transactions.  However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may limit its voting interests in those Portfolio Funds by purchasing non-voting securities of, or waiving its right to vote its interests in, the Portfolio Funds.  Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position, aggregated with the positions of certain of its affiliates, in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund and certain of its affiliates will equal or exceed 25% of the Portfolio Fund’s assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel.  These restrictions may be changed by the Board, subject to the limitations of applicable laws, rules or interpretations thereof.

Other Regulatory

The Master Fund is registered as an investment company under the 1940 Act.  The Investment Adviser and the Sub-Adviser are both registered as an investment adviser under the Advisers Act.  The Portfolio Funds may use derivatives that are subject to regulation by the CFTC.  The Investment Adviser intends to rely on the no-action relief provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight (“Division”) of the CFTC.  Pursuant to this letter, the Investment Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulations 4.5 and 4.13(a)(3).  Therefore, neither the Fund nor the Investment Adviser (with respect to the Fund) is currently subject to registration or regulation as a commodity pool or CPO, respectively, under the CEA.  When the temporary exemption expires, to the extent the Fund is not otherwise eligible to claim an exclusion from regulation by the CFTC, the Fund will operate subject to CFTC regulation.  If the Investment Adviser and the Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Fund may incur additional compliance and other expenses.

VI.	MANAGEMENT

Board of Directors

The Role of the Board

The Board of Directors of the Fund will oversee the management and operations of the Fund. The same Directors comprise the Board of Directors of the Master Fund. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser and Sub-Adviser, have responsibility for the day-to-day management and operation of the Fund. For example, the Adviser has responsibilities with respect to the investment of the Fund’s assets in accordance with the Fund’s investment policies and restrictions and provides the Fund with certain management, administrative and other services. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities.

The Board has appointed various individuals of the Adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board will receive regular reports from these officers and from other senior officers of the Adviser regarding the Fund’s operations. For example, the Chief Financial Officer of the Fund will provide reports as to financial reporting matters, the Fund’s portfolio manager will periodically report as to the Fund’s investment activities and performance. Some of these reports will be provided as part of scheduled Board meetings, which are typically held quarterly in person, and will involve the Board’s review of recent Fund operations. From time to time one or more members of the Board may also interact informally with management between scheduled Board meetings to discuss various topics.

Board Structure, Leadership

All of the Fund’s Directors are Independent Directors, which are Directors that are not affiliated with the Adviser. The Board has established two standing committees: an Audit Committee and a Nominating Committee.

The Independent Directors will engage their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board will receive and review various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s Chief Financial Officer and with the Fund’s independent public auditors to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the auditor’s annual report on internal control.

Board of Directors and Officers

Any vacancy on the Board of Directors may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by the Investors. The Fund’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Directors identified below are Independent Directors. The Directors and officers of the Fund also may be directors and officers of other investment companies managed or advised by the Adviser. To the fullest extent allowed by applicable law, including the 1940 Act, the Partnership Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

For more information regarding the Board, including brief biographical information, please see below under “—Further Information Regarding Management of the Fund.”

Committees

The Board has formed an Audit Committee composed of all of the Independent Directors, the functions of which are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (3) to assist the Board in selecting the Fund’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (4) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund.

The Board has formed a Nominating Committee composed of all of the Independent Directors, whose function, subject to the oversight of the Board, is to select and nominate persons for elections or appointment by the Board as Directors of the Fund. The Nominating Committee will act in accordance with the Fund’s nominating committee charter.

General Partner

NB Crossroads PMF V GP LLC serves as the General Partner of the Fund and the Master Fund.  The General Partner is an indirect, wholly-owned subsidiary of Neuberger Berman.

Investment Adviser and Sub-Adviser

Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104, will serve as the Investment Adviser to the Master Fund. The Investment Adviser has engaged the Sub-Adviser to make investment decisions on behalf of the Master Fund. NB CMP Fund V SM LP will serve as the Special Limited Partner of the Master Fund for purposes of participating in the carried interest.

The Investment Adviser and the Sub-Adviser are both registered as investment advisers under the Advisers Act.

The Investment Adviser and the Sub-Adviser are indirect, wholly-owned subsidiaries of Neuberger Berman and provide investment advisory services to the Neuberger Berman open- and closed-end funds that are registered under the 1940 Act. Neuberger Berman’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the Neuberger Berman’s management team and certain of Neuberger Berman’s key employees and senior professionals.8

8.	Employee ownership includes employees, recently retired employees and their permitted transferees.

Portfolio Management

NB Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers.  The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

Investment Committee

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments. The members of the Investment Committee are jointly and primarily responsible for the management of the Fund. We believe the Investment Committee is distinctive within the private equity industry for its composition of individuals with diverse backgrounds in not only portfolio and fund of funds management, but also as partners of large-cap buyout funds and mid-cap buyout funds and as chief executive officers of private equity backed portfolio companies. The insights of such a diverse group add substantial value to our diligence process. The Investment Committee operates on a majority vote basis, assuring that every investment gets a full and impartial analysis by the Investment Committee. The Investment Committee is supported by an investment team of principals, senior vice presidents, vice presidents, associates, and analysts who execute our rigorous due diligence process.

John P. Buser is a Managing Director of Neuberger Berman and Global Head of the Private Investment Portfolios practice for Neuberger Berman. He is also a member of the Private Investment Portfolios, Co-Investment, Northbound and Secondary Investment Committees. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his J.D. from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a B.S. in accounting from Kansas State University.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment Investment Committee. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chairman of the Development Board for the University of Texas School of Law and is President-Elect of Texas Exes at The University of Texas.  He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BVCA – British Private Equity Association.  Ms. Scaff is currently a Board Observer of Oticas Carol, a portfolio company of NB Strategic Co-Investment Partners II and a member of the Limited Partner Advisory Committee of multiple European buyout funds.

Jonathan D. Shofet is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice.  He is also a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division for five years, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of a number of funds including those managed by 1315 Capital, Beacon Capital Partners, Castlelake Airline Credit, Castlelake Credit Strategies, Chambers Energy Capital, Clearlake Capital, ComVest Investment Partners, DFW Capital, Edison Partners, Garrison Opportunities Fund, LLR Partners, Monomoy Capital Partners, NewSpring Capital, Platinum Equity, Siris Partners, Tengram Capital Partners, Thomas H. Lee Partners, Vector Capital Partners and Wayzata Opportunities Fund. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and the Chief Operating Officer of the Neuberger Berman Private Equity Division. He is a member of the investment committees for the Private Investment Portfolios, Co-Investment and Private Debt programs. Mr. Smith is also a member of Neuberger Berman’s Investment Risk Committee and Operational Risk Committee. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman investments. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates.  Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin.  Mr. Smith also currently serves on the investment committee for the Texas Exes endowment.  He serves and has served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments.  He is also a member of the Co-Investment, Private Investment Portfolios and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman.  He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is also a member of Neuberger Berman’s Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Prior to The Cypress Group, Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Athyrium, Private Investment Portfolios and Co-Investment Investment Committees.  Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Reinsurance Company, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling.  Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Patricia Miller Zollar is a Managing Director of Neuberger Berman.  Within the Firm’s alternatives business, she is responsible for managing a bespoke co-investment separate account and leading the NorthBound Emerging Managers Private Equity Fund, a private equity fund which invests in private equity partnership interests and co-investments. She is also a member of the Co-Investment, Private Investment Portfolios, and NorthBound Investment Committees.  Before the management buyout of Neuberger Berman, Ms. Zollar co-headed and co-founded the Lehman Brothers Partnership Solutions Group (“PSG”), a Wall Street business focused on developing strategic opportunities with women- and minority-owned financial services firms. The innovation of the Partnership Solutions Group was chronicled in a case study for the Harvard Business School. Before rejoining Lehman Brothers in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs.  Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her B.S., with highest distinction, from North Carolina A&T State University, where she formerly served as Chairperson of the Board of Trustees and conferred her an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council and serves on the executive board of the National Association of Investment Companies and The Apollo Theater.

James D. Bowden is a Managing Director of Neuberger Berman.  Previously, Mr. Bowden was a Managing Director Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998.  In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions.  Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division.  Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

Senior Co-Investment Specialists

Michael S. Kramer is a Managing Director of Neuberger Berman and a member of the Co-Investment and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an M.B.A. from Harvard Business School and a B.A., cum laude, from Harvard College.

David H. Morse is a Managing Director of Neuberger Berman, and is the Global Co-Head of Private Equity Co-Investments.  He is also a member of Co-Investment and Private Debt Investment Committees. Mr. Morse is currently a Board Observer of Salient Solutions, Behavioral Health Group, Taylor Precision Investments, Gabriel Brothers’ Stores, and Extraction Oil and Gas, all of which are portfolio companies of our dedicated co-investment funds. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. in Economics from Hamilton College. Mr. Morse is a member of the M.B.A. Advisory Board of the Tuck School, a member of the Alumni Council of Hamilton College, and a member of the Board of Trustees of the Berkshire School.

Joana P. Rocha Scaff – See “—Investment Committee.”

David S. Stonberg – See “—Investment Committee.”

Jacquelyn Wang is a Managing Director of Neuberger Berman. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications executing and analyzing acquisitions, strategic investments and divestitures. Previously, Ms. Wang was an Associate at Spectrum Equity Investors, a private equity firm with $4.7 billion under management where she executed and evaluated buyout and growth equity investments. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions including M&A, restructurings and equity and debt offerings in the communications and media industries. Ms. Wang received an M.B.A. from The Wharton School of the University of Pennsylvania and a B.A. with honors from The Johns Hopkins University.

D. Brock Williams, CFA is a Principal of Neuberger Berman. Prior to joining Neuberger Berman in 2004, Mr. Williams worked in the Lehman Brothers investment banking division in New York and Chicago, where he advised on M&A, restructurings, equity and debt offerings across a diverse set of industries, including consumer, retail, industrial and technology. Early in his career, he worked at Mercer Investment Consulting and Ibbotson Associates. Mr. Williams currently sits on the limited partner advisory committees of PAG Asia Special Situations and Gryphon Investors. Mr. Williams earned a B.A. from Northwestern University and an M.B.A. with honors from the University of Chicago Booth School of Business. He also holds the Chartered Financial Analyst designation.

Senior Secondary Specialists

Ethan Falkove is a Managing Director of Neuberger Berman, and a member of the Secondary Investment Committee.  He is primarily responsible for sourcing, evaluating, structuring and purchasing secondary investment opportunities.  Mr. Falkove joined Neuberger Berman from Deutsche Bank, where he worked for ten years in the private equity division investing in secondary private equity and directly in operating companies.  Mr. Falkove received his M.B.A. from Columbia Business School and his B.S. from the Wharton School of the University of Pennsylvania.

Tristram Perkins is a Managing Director of Neuberger Berman and Global Co-Head of Secondary Private Equity. He is also a member of the Secondary Investment Committee. As Global Co-Head of Secondary Private Equity, Mr. Perkins oversees the origination and valuation of secondary investments.  Mr. Perkins joined Neuberger Berman in 2004 from Deutsche Bank, where he worked for eight years in the private equity division investing in secondary private equity and directly in operating companies.  Prior to joining Deutsche Bank, Mr. Perkins worked for four years in investment banking with Alex. Brown & Sons in New York, working in both the Restructuring Group and the Industrial Technologies Group.  Mr. Perkins received his M.B.A. from Columbia Business School and his B.A. from Middlebury College.

Brian Talbot is a Managing Director of Neuberger Berman and the Founder and Global Co-Head of Secondary Private Equity.  He is also a member of the Secondary and Athyrium Investment Committees.  As Global Co-Head of Secondary Private Equity, Mr. Talbot oversees the origination and valuation of secondary investments.  Mr. Talbot joined Neuberger Berman in 2004, from Deutsche Bank AG where he was global head of Secondary Investing and president of Deutsche Bank Investment Partners, the fund investing arm of Deutsche Bank.  Prior to joining Deutsche Bank in 1989, Mr. Talbot was a manager in the Financial Services group at Ernst and Young.  Mr. Talbot holds a B.S. in Accounting from Fordham University.

Peter Bock is a Principal of Neuberger Berman. Prior to joining Neuberger Berman in 2005, Mr. Bock was an Associate at Lightyear Capital, a $3 billion private equity fund. Prior to that, Mr. Bock worked at PaineWebber Inc., in both investment banking advising on corporate transactions including M&A, restructurings and equity and debt, and strategic investing. Mr. Bock holds an M.B.A. from The Fuqua School of Business, Duke University and a B.A. from Amherst College.

Benjamin Perl is a Managing Director of Neuberger Berman and a member of the Secondary Investment Committee. Mr. Perl joined the firm in 2001 and Neuberger Berman Private Equity in 2007.  Prior to that, Mr. Perl worked as an Associate at Lehman Brothers Venture Partners (now Tenaya Capital), where he was responsible for executing and evaluating mid-through late-stage equity investments across a wide range of industries. He also worked in Lehman Brothers’ Investment Banking Division in New York and San Francisco as part of both the Consumer Retail and Equity Capital Markets Groups. Mr. Perl holds an M.B.A., with High Distinction (Baker Scholar), from Harvard Business School and a B.A., Phi Beta Kappa, from Wesleyan University.

Senior Private Debt Specialists

Susan Kasser, CFA is a Managing Director of Neuberger Berman and Co-Head of the Private Credit business for Neuberger Berman Private Equity.  She is a member of the Private Debt and Credit Opportunities Investment Committees. Prior to joining Neuberger Berman, she was a founding member of Carlyle Mezzanine Partners, the corporate mezzanine business of The Carlyle Group.  At Carlyle, Ms. Kasser originated, executed and realized privately negotiated junior debt and equity securities of middle market and large cap leveraged buyouts, recapitalizations and growth financings across multiple industries.  Ms. Kasser has been a member of the board of directors of several private companies.  Prior to joining Carlyle, Ms. Kasser worked at Goldman Sachs in several roles, including investment banker in the Leveraged Finance group, fund investor and direct co-investor in the Private Equity Group and as a financial analyst in Global Investment Research.  Ms. Kasser received an M.A. in International Economics and Finance and a B.A. in Philosophy from Brandeis University, where she graduated magna cum laude and Phi Beta Kappa.  She holds the designation of Chartered Financial Analyst.

David Lyon is a Managing Director of Neuberger Berman and Co-Head of the Private Credit business for NB Private Equity. He is a member of the Private Debt and Credit Opportunities Investment Committees.  Prior to joining Neuberger Berman, he was the Director of Research at Ellis Lake Capital, a $500 million event-driven credit hedge fund based in New York.  Before Ellis Lake, Mr. Lyon was one of three professionals responsible for the day to day management of the Credit Opportunities Group, a multi-billion dollar portfolio of credit and equity investments at D. E. Shaw.  At D. E. Shaw, Mr. Lyon was also responsible for the private equity efforts in the Credit Opportunities Group and sat on several public and private company boards. Previously, Mr. Lyon was a Managing Director at The Cypress Group, a $3.5 billion private equity fund, where he was a member of the Investment Committee. Prior to Cypress, Mr. Lyon was one of five original professionals at Och-Ziff Capital Management and worked in the Mergers & Acquisitions department of Goldman Sachs.  Mr. Lyon earned a M.B.A. from Harvard Business School and a B.A. in Philosophy from the University of Notre Dame, where he graduated summa cum laude and Phi Beta Kappa.

Matthew Bird is a Managing Director of Neuberger Berman and a member of the Private Credit investment team.  Prior to joining Neuberger Berman, Mr. Bird was a Vice President at GarMark Partners, one of the longest tenured managers of private junior capital in North America, where he was responsible for sourcing, executing and monitoring middle-market debt and structured equity investments across multiple industries.  Mr. Bird served as a board member or observer at several portfolio companies. Prior to joining GarMark, Mr. Bird was an Asset Manager at Seavest Inc., an investment management firm focused on healthcare real estate and private equity investing.  Prior to Seavest, Mr. Bird was an investment professional at FG II Ventures, a private venture firm, and at European Capital Ventures plc, a London-based venture capital fund.  Mr. Bird received an M.B.A. with Honors from the Wharton School of the University of Pennsylvania and a B.A., cum laude, in History and French from the University of Warwick.

Additional Senior Investment Professionals

Kent Chen, CFA is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a Master of Public Administration from Columbia University, Master of Business Administration from University of Hull and Bachelor of Science in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the Firm’s Private Investment Portfolios group where he leads investments in private equity and venture capital funds and direct co-investments in venture capital, growth equity and buyout transactions. Mr. Daggett sits on the Limited Partner Advisory Boards of a number of venture capital and private equity fund relationships and has Board of Directors and Observer seats for a number of direct venture and growth capital investments on behalf of Neuberger Berman Funds. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an M.B.A. from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

José Luis González Pastor is a Principal of Neuberger Berman. Prior to joining the firm, Mr. González worked at Barclays Capital as a Summer Associate on the Distressed Debt Team in London. Before Barclays, Mr. González worked for four years at Qualitas Equity Partners, a Spanish Private Equity Fund focused on the Iberia middle-market. Previously, Mr. González worked as Investment Banking Analyst advising PE firms on leverage buy-outs at DC Advisory Partners (formerly known as Atlas Capital). Mr. González received an M.B.A. with honors from The Wharton School and a M.A. with honors in International Studies at the Lauder Institute of the University of Pennsylvania. Mr. González graduated with a B.A. in Business Administration and a B.A. in Law from Universidad Pontificia Comillas (ICADE).

Maura E. Reilly Kennedy is a Principal of Neuberger Berman. Ms. Kennedy is a member of the Private Equity investment team and is focused on investment opportunities across primaries, secondaries and co-investments. Prior to joining Neuberger Berman in 2008, Ms. Kennedy worked for five years in private equity at Landmark Partners, where she focused on secondary private equity transactions. Ms. Kennedy is an observer on the Limited Partner Advisory Board of NG Capital Partners, a Peruvian Private Equity Fund. Ms. Kennedy received an M.B.A. from Harvard Business School and a B.A. in Economics from Hobart and William Smith Colleges.

Doug Manor is a Principal of Neuberger Berman.  Mr. Manor is a member of the Private Equity investment team and is focused on investment opportunities across primaries, secondaries and co-investments with a focus on North America. Prior to joining Neuberger Berman in 2006, Mr. Manor was in the Lehman Brothers Investment Banking Division in New York, where he focused on M&A advisory and public and private financings in the Financial Institutions Group. Mr. Manor sits on the Limited Partner Advisory Board of FTV Capital. Mr. Manor earned an M.B.A. as a Kozmetsky Award winner (highest honors) from the McCombs School of Business at the University of Texas at Austin and a B.B.A. in Finance with Special Distinction from the University of Oklahoma.

Joshua Miller, CFA is a Principal of Neuberger Berman and a senior member of the Firm’s Private Investment Portfolios group. Prior to joining Neuberger Berman in 2004, Mr. Miller was at Cirrus Health, an outpatient surgery center developer. Mr. Miller sits on the Limited Partner Advisory Committees of Westly Capital Partners Fund and Hudson Clean Energy Partners.  Mr. Miller received his M.B.A., Beta Gamma Sigma from The McCombs School of Business – The University of Texas at Austin, and his B.B.A. in Finance, magna cum laude from Southern Methodist University.  Mr. Miller holds the Chartered Financial Analyst designation.

Elizabeth Traxler is a Principal of Neuberger Berman and a senior member of the Firm’s Private Investment Portfolios practice where she invests in private equity funds and directly co-invests equity into sponsor-owned portfolio companies.  Prior to joining Neuberger Berman, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt in “one-stop” financings for private equity-backed transactions. She is currently a Board Observer of Duff & Phelps, Evans Network of Companies, Galco Industrial Electronics and OrthoLite.  Ms. Traxler received an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A., cum laude, in Economics from Vanderbilt University.

Matt Wiener is a Principal of Neuberger Berman. Prior to joining Neuberger Berman, Mr. Wiener worked as an Associate at Trilantic Capital Partners (formerly Lehman Brothers Merchant Banking), where he was responsible for evaluating and executing private equity investments across multiple industries.  He began his career in Lehman Brothers’ Investment Banking Division advising public and private companies in the communications and media industries.  Mr. Wiener received an M.B.A. with Honors from Columbia Business School and a B.S., magna cum laude, from Cornell University.

Kaci Boyer is a Vice President of Neuberger Berman. Ms. Boyer joined Neuberger Berman in 2007. Ms. Boyer has focused on client relationships, becoming NB Alternatives client investment contact for large separate account mandates. During 2011, Ms. Boyer spent six months in Neuberger Berman’s Hong Kong office working on private equity investments throughout the Asia Pacific region. Ms. Boyer received a B.B.A. in Finance from Southern Methodist University.

Sandeep Mirani is a Vice President of Neuberger Berman.  Prior to joining Neuberger Berman Private Equity in 2014, Mr. Mirani worked at Paul Capital in London, where he focused on secondary investments, and at Credit Suisse, where he was an Investment Banking Analyst in the Mergers & Acquisitions group and the Global Energy group, in New York and London, respectively. Mr. Mirani graduated magna cum laude from the Wharton School at the University of Pennsylvania with a B.S. in Economics.

Amit Sachdeva is a Vice President at Neuberger Berman. Prior to joining Neuberger Berman Private Equity in 2016, Mr. Sachdeva worked for seven years at AlpInvest Partners in Hong Kong focusing on co-investments across the APAC region. Previously, he worked at JP Morgan Securities as Investment Banking Associate in NY where he advised TMT clients on M&A and capital markets transactions, and Senior Consultant in supply chain solution companies in Chicago and Dallas. Mr. Sachdeva received MBA degree from The Wharton School of the University of Pennsylvania, Master of Science degree from Northwestern University and Bachelor of Technology degree from Indian Institute of Technology, Delhi.

Michael Smith, CFA, is a Vice President of Neuberger Berman.  Previously, Mr. Smith was a Vice President of Bank of America / Merrill Lynch, where he was an investment team member of the private equity fund of funds business.  In that capacity, Mr. Smith worked on the origination, due diligence and ongoing portfolio management of several primary and secondary investment opportunities across various sectors including buyout, growth equity, venture capital, real estate and special situations.  Prior to joining Bank of America / Merrill Lynch, he worked at Pyramis Global Advisors, a global asset management company.  Mr. Smith received his B.S.B.A. from the University of Florida.  Mr. Smith is a Chartered Financial Analyst.

Langston Theis is a Vice President of Neuberger Berman. Mr. Theis joined Neuberger Berman in 2008. Mr. Theis is primarily focused on private equity fund due diligence investment opportunities, financial analysis for the Private Investment Portfolios practice, and portfolio monitoring and management of NB Private Equity Partners Limited, a listed private equity vehicle on the London Stock Exchange and Euronext Amsterdam Exchange. Mr. Theis received a B.A. in Psychology and an M.B.A. from the University of Texas at Dallas.

Other Professionals

Kelly Maughan is a Senior Vice President of Neuberger Berman. Ms. Maughan is the Head of financial operations for Neuberger Berman Private Equity. Prior to joining Neuberger Berman in 2004, Ms. Maughan served as a senior solutions manager at Vitech Systems Group, Inc., a director at DML, Inc., an assistant controller at Castle Harlan, Inc., an assistant controller at Charterhouse Group International, Inc., and an accountant at Dean Witter Reynolds, Inc. Ms. Maughan received a B.S. in Accounting from St. John’s University.

Mark J. Bonner, Jr. is a Senior Vice President of Neuberger Berman. Previously, Mr. Bonner was a Senior Vice President of Bank of America/Merrill Lynch, managing the financial reporting, tax reporting, business due diligence and operational matters of the group’s private equity fund of funds business since 2006.  Prior to joining Bank of America/Merrill Lynch, Mr. Bonner spent two years as the Management Company and International Subsidiaries Accounting Manager of Advent International Corporation, a global private equity firm. Earlier in his career, Mr. Bonner spent five years with PricewaterhouseCoopers in the Audit and Assurance Group, serving clients in the financial services industry. Mr. Bonner received a BS in Accounting from the State University of New York at Geneseo.

Legal and Compliance Professionals

Christian Neira is a Managing Director of Neuberger Berman and serves as the general counsel of NB Alternatives, responsible for the private equity, private investment portfolios and hedge fund of funds businesses. Prior to joining the firm in 2010, he was of counsel with Covington & Burling LLP, where his practice focused on private equity investments and mergers and acquisitions.  Prior to joining Covington, Mr. Neira was counsel at Paul, Weiss, Rifkind, Wharton & Garrison LLP from 1995 to 2005, where his practice focused on private equity investments in Latin America. Mr. Neira also served as law clerk to the Hon. Stewart Dalzell of the federal district court for the Eastern District of Pennsylvania. Mr. Neira holds an A.B., cum laude, in Social Studies from Harvard College. Mr. Neira received his J.D. from the University of Pennsylvania Law School, where he was senior editor of the Law Review.

Blake Rice is a Managing Director of Neuberger Berman and acts as legal counsel with responsibility for Neuberger Berman Private Equity. Prior to joining Neuberger Berman in 2008, he was an attorney with Hallett & Perrin P.C. where his practice focused on partnership and limited liability company formation, governance, private securities offerings, mergers and acquisitions, and corporate compliance. Mr. Rice holds a J.D. from The University of Chicago Law School and holds a B.A. in Political Science from Trinity University (Texas).

Yonah Feder is a Senior Vice President of Neuberger Berman and acts as Chief Compliance Officer and Legal Counsel for NB Alternatives. Mr. Feder joined the Firm in 2006, supporting the Absolute Return Strategies business, covering proprietary hedge fund products, including fund of hedge funds, single manager hedge funds and separate accounts. Mr. Feder received a J.D. from Fordham University School of Law and a B.A. from Beth Medrash Govoha. Prior to entering law school, Mr. Feder was an Associate for Simon Brecher and Company, Inc., a real estate consulting firm.

Leila Biederman is a Vice President of Neuberger Berman and acts as legal counsel for NB Alternatives.  Prior to joining Neuberger Berman in 2016, Ms. Biederman was an associate with Gibson, Dunn & Crutcher LLP, where her practice included the structuring, formation and negotiation of private investment funds, secondary transactions and other general corporate matters. Ms. Biederman received a J.D. from the University of Pennsylvania Law School and a B.A. from Wellesley College.

Kindal Kreamer is a Vice President of Neuberger Berman and acts as legal counsel with responsibility for Neuberger Berman Private Equity.  Prior to joining Neuberger Berman in 2014, she was an associate with Haynes and Boone, LLP where her practice focused on the structuring, formation, negotiation and operation of private investment funds, partnerships, limited liability companies and joint ventures.  Ms. Kreamer received her J.D. from Southern Methodist University Dedman School of Law and holds a B.A., cum laude, in Journalism from Southern Methodist University.

Teale Long is a Vice President of Neuberger Berman and acts as legal counsel for NB Alternatives.  Prior to joining Neuberger Berman in 2015, Ms. Long was an associate with Gibson, Dunn & Crutcher LLP, where her practice included the structuring, formation and negotiation of private investment funds, secondary transactions and other general corporate matters.  Ms. Long received a J.D. from the University of Virginia School of Law and an A.B. from Davidson College.

Kimberly Marlar is a Vice President of Neuberger Berman in the legal department. Prior to joining Neuberger Berman in 2007, she was a paralegal at State National Insurance Companies where she focused on partnership and limited liability company formation, governance, compliance related filings and regulations. Ms. Marlar graduated summa cum laude with a B.A. from The University of Texas at Arlington and summa cum laude with a Paralegal Certificate from The University of North Texas.

David Leimgruber is an Associate of Neuberger Berman and acts as a Compliance Officer for NB Alternatives.  Prior to joining Neuberger Berman, David was a Compliance Consultant with National Regulatory Services (NRS). He consulted with investment advisers, private fund advisers and broker dealers to assist in efforts to comply with applicable regulations. David assisted with investment adviser registrations, policies and procedures development and implementation, advertising and marketing reviews, performed mock examinations, and provided assistance to advisers during regulatory examinations. After law school, David worked with leading national and New York City law firms in areas including structured finance litigation, securities class actions, corporate governance, and attorney project management. David received his Bachelor of Arts degree from the University of Washington Foster School of Business and earned his Juris Doctor degree from Albany Law School with concentrations in Business Law and Intellectual Property. He is a member of the New York State Bar and the State Bar of California.

Compensation of the Portfolio Managers

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of fixed (salary) and variable compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated.  The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a portfolio manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

•
Employee-Owned Equity.  Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. Most equity issuances are subject to vesting.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of Neuberger Berman’s Contingent Compensation Plan (vesting over 3 years).

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

•
Contingent Compensation.  Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of portfolio managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•
Restrictive Covenants.  Most investment professionals, including portfolio managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Other Accounts Managed by the Portfolio Managers

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and estimated assets under management in those accounts, as of July 31, 2017.

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based

James D. Bowden
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	12	$1,847,200,000	12	$1,847,200,000
Other Accounts	0	$0	0	$0

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based

John P. Buser
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	32	$9,346,800,000	32	$9,346,800,000
Other Accounts	43	$12,712,470,000	43	$12,712,470,000

John H. Massey
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	31	$8,388,900,000	31	$8,388,900,000
Other Accounts	41	$12,482,470,000	41	$12,482,470,000

Joana P. Rocha Scaff
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	31	$8,388,900,000	31	$8,388,900,000
Other Accounts	41	$12,482,470,000	41	$12,482,470,000

Jonathan D. Shofet
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	31	$8,388,900,000	31	$8,388,900,000
Other Accounts	41	$12,482,470,000	41	$12,482,470,000

Brien P. Smith
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	31	$8,388,900,000	31	$8,388,900,000
Other Accounts	41	$12,482,470,000	41	$12,482,470,000

David S. Stoneberg
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	31	$8,388,900,000	31	$8,388,900,000
Other Accounts	41	$12,482,470,000	41	$12,482,470,000

Anthony D. Tutrone
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	32	$9,346,800,000	32	$9,346,800,000
Other Accounts	43	$12,712,470,000	43	$12,712,470,000

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based

Peter J. Von Lehe
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	31	$8,388,900,000	31	$8,388,900,000
Other Accounts	41	$12,482,470,000	41	$12,482,470,000

Patricia Miller Zolar
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	32	$9,346,800,000	32	$9,346,800,000
Other Accounts	43	$12,712,470,000	43	$12,712,470,000

As of the date of this Offering Memorandum, no member of the Portfolio Management Team owns any Interests in the Fund.

Further Information Regarding Management of the Fund

Information regarding the Board of Directors and Officers of the Fund, including brief biographical information, is set forth below.

Independent Directors

Name, Position(s) Held with Registrant, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Independent Directors
Virginia G. Breen, Director 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1964)	Term Indefinite – Since Inception	Partner, Chelsea Partners (7/11 to present); Partner, Sienna Ventures (2003 to 12/2011); Partner, Blue Rock Capital (8/1995 to 12/2011).	15
Director, Modus Link Global Solutions, Inc. (4/01 to 12/13); Director, Jones Lang LaSalle Property Trust, Inc.; Manager, UBS A&Q Registered Fund Complex (5 funds) and Director, Calamos Fund Complex (22 funds)

Alan Brott, Director 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1943)	Term Indefinite – Since Inception	Consultant (since 10/1991); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young.	16	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of Grosvenor Registered Multi-Strategy Funds (4 funds); Director of Stone Harbor Investment Funds (7 funds).
Victor F. Imbimbo, Jr., Director 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market; Former President for North America TBWA\World Health, a division of TBWA Worldwide, and Executive Vice President of TBWA\New York.	16	Manager of Man FRM Alternative Multi-Strategy Fund LLC.

Name, Position(s) Held with Registrant, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Thomas F. McDevitt, Director 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	15	Director of Jones Lang LaSalle Property Trust, Inc.
Stephen V. Murphy, Director 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, Inc., an investment banking firm.	16	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of The First of Long Island Corporation, The First National Bank of Long Island.
Thomas G. Yellin, Director 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006); Former President of PJ Productions (from 8/2002 to 6/2006); Former Executive Producer of ABC News (from 8/1989 to 12/2002).	15	Director of Grosvenor Registered Multi-Strategy Funds (4 funds); Manager of Man FRM Alternative Multi-Strategy Fund, LLC.

*
The “Fund Complex” consists of the Fund, the Master Fund, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TE) LP, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC, Excelsior Venture Partners III, LLC, UST Global Private Markets Fund LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, and NB Crossroads Private Markets Fund IV Holdings LLC.

Officers of the Fund

Name, Position(s) Held with Registrant, Year of Birth and Address*	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Robert Conti, Chief Executive Officer and President (1956)	Term — Indefinite; Length — since inception
Managing Director, Neuberger Berman LLC, since 2007; Managing Director, NBIA, since 2009. Formerly, Senior Vice President, Neuberger Berman LLC (2003-2006), Vice President, Neuberger Berman LLC (1999-2003).

Mark Bonner, Assistant Treasurer (1977)	Term — Indefinite; Length — since inception
Senior Vice President, Neuberger Berman LLC, since 2015.  Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

James D. Bowden, Vice President (1953)	Term — Indefinite; Length — since inception
Managing Director, Neuberger Berman LLC, since 2015. Formerly, Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (2013-2015); Executive Vice President, Bank of America Capital Advisors LLC (1998-2013).

Claudia A. Brandon, Executive Vice President and Secretary (1956)	Term — Indefinite; Length — since inception
Senior Vice President, Neuberger Berman LLC, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004. Formerly, Vice President, Neuberger Berman LLC (2002-2006), Vice President – Mutual Fund Board Relations, NBIA (2000-2008), Vice President, NBIA (1986-1999) and Employee (1984-1999).

Agnes Diaz, Vice President (1971)	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996. Formerly, Vice President, Neuberger Berman LLC (2007-2012).
Corey A. Issing, Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer (1978)	Term — Indefinite; Length — since inception
General Counsel and Head of Compliance– Mutual Funds since 2016 and Managing Director, NBIA, since 2017. Formerly, Associate General Counsel (2015-2016), Counsel (2007-2015), Senior Vice President (2013-2016), Vice President (2009-2013).

Sheila James, Assistant Secretary (1965)	Term — Indefinite; Length — since inception
Vice President, Neuberger Berman LLC, since 2008 and Employee since 1999; Vice President, NBIA, since 2008. Formerly, Assistant Vice President, Neuberger Berman LLC (2007-2008); Employee, NBIA (1991-1999).

Brian Kerrane, Vice President (1969)	Term — Indefinite; Length — since inception
Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015. Formerly, Senior Vice President, Neuberger Berman LLC (2006 to 2014), Vice President, NBIA (2008-2015) and Employee since 1991.

Name, Position(s) Held with Registrant, Year of Birth and Address*	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Josephine Marone, Assistant Secretary (1963)	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007 and Employee since 2007.
John M. McGovern, Treasurer (1970)	Term — Indefinite; Length — since inception
Senior Vice President, Neuberger Berman LLC, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993. Formerly, Vice President, Neuberger Berman LLC (2004-2006), Assistant Treasurer (2002-2005).

Joshua Miller, Vice President (1978)	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2004. Principal and Chief Operating Officer of NB Private Equity’s Private Investment Portfolios, since 2010.
Chamaine Williams, Chief Compliance Officer (1971)	Term — Indefinite; Length — since inception
Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA, since 2006. Formerly, Senior Vice President, Lehman Brothers (2007-2008), Vice President, Lehman Brothers (2003-2006), Chief Compliance Officer, Lehman Brothers Asset Management Inc. (2003-2007), Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC (2003-2007).

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden and Mark Bonner whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Joshua Miller whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) as of June 30, 2017, is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies
Independent Directors
Virginia G. Breen	None	None
Alan Brott	None	None
Victor F. Imbimbo, Jr.	None	$1 - $10,000
Thomas F. McDevitt	None	None
Steven V. Murphy	None	$10,001 - $50,000
Thomas G. Yellin	None	None

As of June 30, 2017, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser, the Placement Agent, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Placement Agent.

Director Compensation

Name of Director	Aggregate Compensation from the Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Managers**
Independent Directors
Virginia G. Breen	$35,000	$0	$0	$175,000(13)
Alan Brott	$35,000	$0	$0	$197,000(14)
Victor F. Imbimbo, Jr.	$35,000	$0	$0	$197,000(14)
Thomas F. McDevitt	$35,000	$0	$0	$175,000(13)
Steven V. Murphy	$35,000	$0	$0	$197,000(14)
Thomas G. Yellin	$35,000	$0	$0	$175,000(13)

*	Estimated for the fiscal year ending March 31, 2018 (includes compensation for serving on the board of other feeder funds that invest in the Master Fund).

**
The total compensation estimated to be paid to such persons by the Fund and Fund Complex for the fiscal year ending March 31, 2018. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation.

Currently, the Independent Directors are each paid an annual retainer of $35,000. The Independent Directors are also reimbursed for out-of-pocket expenses in connection with providing services to the Fund. The Board does not have a compensation committee.

Control Persons and Principal Holders of Securities

As of the date of this Registration Statement, no officer or Director of the Fund currently owns any of the outstanding Interests in the Fund.

Before the commencement of the Fund’s operations, the Investment Adviser, 1290 Avenue of the Americas, New York, NY 10104, may be deemed to control the Fund.  For purposes of this item, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

Proxy Voting Policies and Procedures

Investments in the Portfolio Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Master Fund or the Fund may receive notices or proposals from the Portfolio Funds seeking the consent of or voting by holders.  The Board has adopted the proxy voting policies and procedures of the Investment Adviser as the Fund’s proxy voting policies and procedures. Subject to the Board’s oversight, the Fund has delegated responsibility to vote any proxies the Fund may receive to the Investment Adviser. The Investment Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Fund in a manner that serves the best interests of the Fund. Information regarding how the Investment Adviser voted proxies related to the Master Fund’s portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 476-8800, and on the SEC’s website at www.sec.gov.

VII.	THE OFFERING

Description of Interests

The Fund is organized as a limited partnership under the laws of the State of Delaware and intends to be classified as a partnership for income tax purposes.  The number of Interests in the Fund shall be unlimited. All Interests issued by the Fund shall be fully paid and non-assessable, except to the extent of any unfunded capital commitments.  Interest holders shall have no preemptive or other rights to subscribe to any additional Interests or other securities issued by the Fund.  The Fund will establish on its books a separate Capital Account in respect of each limited partner of the Fund.  Net profits and net losses of the Fund for each fiscal period are allocated among the Capital Accounts maintained for limited partners.  The Fund will make distributions as received from Portfolio Funds in accordance with the priorities described in Section IX “Fees and Expenses of the Fund; Allocations of Profit and Loss; Distributions—Allocation of Profit and Loss; Distributions” below.  An investment in the Fund involves substantial restrictions on liquidity and its Interests are not freely transferable.  There is no market for the Interests, and no market is expected to develop. Consequently, Investors may be unable to redeem or liquidate their Interests.

Investor Commitments and Drawdowns

The Fund is seeking Commitments from Investors.  The minimum Commitment in the Fund is $50,000, although the General Partner reserves the right to accept Commitments of lesser amounts in its discretion.

The Fund has not yet identified all of the potential investments that will ultimately be made (through the Master Fund, as described below) with the Commitments. The Investor’s full Commitment will not be immediately invested. The Fund will, through the Master Fund, invest in Portfolio Funds and Co-Investment opportunities as Commitments are drawn.  Commitments may be drawn down at any time, by the Fund making a capital call generally upon at least seven (7) days’ prior written notice (including e-mail) to either the Investor or the Investor’s designee.  Although there is no set schedule for calling capital, it is estimated that capital calls will be scheduled in the following manner (subject to the Fund’s discretion to make capital calls at different times and in different amounts):

Year 1: 30%

Year 2: 20%

Year 3: 20%

Year 4: 15%

Year 5: 0%

The Fund may not draw on the full Commitment and the Fund may have unfunded Commitments.  The Fund also may accelerate or extend any calls as detailed in the schedule.  Any amounts drawn (except for cash reserved to cover Fund expenses and as may be needed for asset coverage purposes) generally will be invested within three (3) months of the drawdown date (such investments may take the form of a binding legal commitment).  Interests in the Fund will be issued to each Investor at the net asset value of the Fund at the time of each capital call. If a capital call is not timely made by an Investor by the specified date in the written notice, the Investor will be charged an interest at an annual rate of 8.0% up until the date the capital call is actually made.

Investors understand that by agreeing to invest in the Fund, each Investor is making an irrevocable Commitment to the Fund of the entire amount of the Commitment, which will be drawn down over time.  Even though not all the money will be requested immediately, if there is a capital call Investors are committing to make funds available within the time designated.

The Fund may, in the Investment Adviser’s sole discretion, charge a defaulting Investor with the expenses and losses incurred by the Fund resulting from the sale of positions due to the default of such Investor.  Such charge may be incurred by specially allocating such expenses and losses to the Capital Account maintained on the books of the Fund for the defaulting Investor.  In addition, the Fund may, in the Investment Adviser’s sole discretion, take other actions with respect to defaulting investors, including without limitation:  (i) borrowing funds to cover defaulted capital calls, at a rate established with a third party lender or using the Fund’s internal capital at a rate of 8.0% per annum, and causing the defaulting Investor to bear such interest and other costs associated with such borrowing, and/or (ii) excluding defaulting Investors from participating in future capital calls.

Purchase Procedures

Any person wishing to subscribe for Interests is required to execute a copy of the Subscription Documents of the Fund (collectively, the “Subscription Documents”) in the forms furnished by the Fund, offering in the Subscription Documents to purchase a specified dollar amount of Interests in the Fund and send a copy in accordance with instructions in the Subscription Documents.  The Fund will advise each Investor promptly of the Fund’s acceptance of an offer to subscribe for Interests.  Payment in the amount of the subscription in United States dollars should be made in accordance with the terms of the Subscription Documents.

The Subscription Documents to be executed and delivered by prospective Investors contain the Investor’s agreement to indemnify and hold harmless the Fund, the Board, the Investment Adviser, the Administrator, Neuberger Berman, the Placement Agent and their affiliates and employees and each other Investor of the Fund from and against any loss, cost, damage or liability due to or arising out of a breach of any representation or warranty of the Investor in the Subscription Documents or any other document furnished by the Investor to the Placement Agents or the Fund, or from any unsuccessful securities proceeding brought by the Investor against any such party.

The acceptance or rejection of any subscription is solely at the discretion of the Investment Adviser, and no reasons need be given for the rejection of any subscription.  Interests will be issued to an Investor each time capital is contributed by such Investor to the Fund.  Interests will be issued at the net asset value of the Fund as calculated in accordance with the Fund’s valuation procedures.  No certificates representing Interests subscribed for will be forwarded to an Investor.

The Investment Adviser, in its sole discretion, may make payments to certain financial intermediaries for distribution activities.  The Investment Adviser makes these payments, at its own expense, out of its own assets.  In some circumstances, these payments may create an incentive for a financial intermediary or its investment professionals to recommend or sell Fund Interests to their customers. The Investment Adviser may benefit from these payments to the extent the intermediaries sell more Fund Interests because the Investment Adviser receives greater advisory fees as Fund assets increase.

No Right of Redemption

No Investor has the right to require the Fund to redeem his, her or its Interest. No public market for the Interests exists, and none is expected to develop in the future.  As a result, Investors may not be able to liquidate their investment other than through repurchases of Interests by the Fund, as described below.

Repurchase of Interests

At the sole discretion of the Investment Adviser and subject to the Board’s approval, the Fund may from time to time provide Investors with a limited degree of liquidity by offering to repurchase Interests pursuant to written tenders by Investors.  The Investment Adviser expects that such offers to repurchase Interests, if any, would not occur before the fourth anniversary of the final closing and that all such offers, in the aggregate, would not exceed 20% of the Fund’s total commitments.

At its discretion, the Investment Adviser may recommend to the Board (subject to its discretion) that the Fund offer to repurchase Interests from Investors at a purchase price equal to 80% of the net asset value of an Investor’s Interest as of the applicable tender valuation date (expected to be the last business day of the applicable calendar quarter). However, the Fund has no obligation to offer to repurchase Interests from Investors at any time and the Fund currently does not expect to offer to repurchase Interests on a periodic recurring basis. See Section XV “Certain U.S. Federal Income Tax Considerations” below.

A repurchase offer will generally commence approximately 100 days prior to the applicable tender valuation date. Investors tendering Interests for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the tender valuation date. Investors that elect to tender their Interests will not know the price at which such Interests will be repurchased until such valuation date.

Repurchase offers may commence prior to the fourth anniversary of the final closing.  If, at the end of a calendar quarter prior to the fourth anniversary of the final closing, an Investor repurchases all or a portion of its Interest and the Investor has received aggregate distributions equal to at least 125% of all drawn Commitments, the carried interest that would otherwise have been allocated to the Special Limited Partner in respect of the Investor’s repurchased Interest if the end of the particular calendar quarter had been after the fourth anniversary of the final closing will be allocated to the Special Limited Partner, thereby reducing the repurchase proceeds payable to the Investor.

The Fund will repurchase Interests from Investors pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Investors.  When the Board determines that the Fund will repurchase Interests, notice will be provided to Investors describing the terms of the offer, containing information Investors should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.

If a repurchase offer is oversubscribed by Investors who tender their Interests, the Fund may repurchase a pro rata portion of the Interests tendered or take any other action with respect to the repurchase offer permitted by applicable law.  As a result, in any particular repurchase offer, tendering Investors may not have all of their tendered Interests repurchased by the Fund.  In addition, the Fund may repurchase Interests of Investors if, among other reasons, the Board determines that such repurchase would be in the interests of the Fund in accordance with the Partnership Agreement.

Repurchases of Interests from Investors by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Interests from Investors by the applicable repurchase offer deadline. Tenders will be revocable upon written notice to the Fund up to approximately 75 days prior to a particular tender valuation date. If a repurchase offer is extended, the expiration date will be extended accordingly.

The Fund does not have any obligation to repurchase Interests from Investors at any time. There is no assurance that the Investment Adviser will recommend a tender offer for Investors or that the Board will approve a tender offer.  The Fund will repurchase Interests from Investors pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Investors.

Transfer of Interests

Transfers of Interests may be made only with the prior written consent of the Investment Adviser, which may be withheld in the Investment Adviser’s sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

VIII.	AGREEMENTS; SERVICE PROVIDERS

Investment Advisory Agreement

The Investment Adviser, subject to supervision by the Board, has overall responsibility for the investment selection, management and operation of the Master Fund, pursuant to an Investment Advisory Agreement between the Master Fund and the Investment Adviser.

In consideration for the services provided under the Investment Advisory Agreement, the Master Fund pays the Investment Adviser an advisory fee based on an annual rate of 0.85% following the Master Fund’s commencement of operations through the end of year eight from the commencement of operations and then at an annual rate of 0.30% for the remaining life of the Master Fund, in each case based on the Investors’ total Commitments.  So long as all or substantially all of the assets of the Fund are invested in the Master Fund, the Fund will not pay the Investment Adviser a separate fee under the Investment Advisory Agreement.  The Fund does, however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Investment Adviser by the Master Fund.

The Investment Advisory Agreement was initially approved by the Board (including a majority of the Independent Directors) at a meeting held in person on April 7, 2017, and was also approved on such date by the then sole limited partner of the Master Fund.  The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice:  by the Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or by the Investment Adviser.  After the initial term of two (2) years, the Investment Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund.  The Investment Advisory Agreement also provides that the Fund will indemnify, to the fullest extent permitted by law, the Investment Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

A discussion regarding the basis for the approval by the Board of Directors of the Master Fund of the Investment Advisory Agreement between the Investment Adviser and the Master Fund will be available in the Master Fund’s annual report for the period ending March 31, 2018.

This Advisory Fee is separate from the carried interest pursuant to which the Special Limited Partner will receive a carried interest of 7.0% by participating as a Special Limited Partner of the Master Fund. See “—Allocation of Profit and Loss; Distributions” below.

Investment Sub-Advisory Agreement

The Investment Adviser has engaged the Sub-Adviser to assist with investment decisions with respect to the Master Fund pursuant to an Investment Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser.

In consideration for the services provided under the Investment Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a quarterly fee equal to 90% of the Advisory Fee received from the Master Fund.

The Investment Sub-Advisory Agreement was initially approved by the Board (including a majority of the Independent Directors) at a meeting held in person on April 7, 2017, and was also approved on such date by the then sole limited partner of the Master Fund.  The Investment Sub-Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Investment Adviser or the Sub-Adviser.  After the initial term of two (2) years, the Investment Sub-Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Sub-Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder, or if the Investment Advisory Agreement terminates with respect to the Master Fund.

The Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations with respect to the Fund, the Sub-Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund.  The Investment Sub-Advisory Agreement also provides the Fund will indemnify, to the fullest extent permitted by law, the Sub-Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations with respect to the Fund.

A discussion regarding the basis for the approval by the Board of Directors of the Master Fund of the Investment Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser will be available in the Master Fund’s annual report for the period ending March 31, 2018.

Administrator

The Fund has entered into an Administration Agreement with the Administrator, UMB Fund Services, Inc., under which the Administrator performs certain services for the Fund, including, among other things: (i) maintaining the register of Investors of the Fund; (ii) distributing Schedule K-1s and supplemental schedules; (iii) calculating and disseminating the NAV of the Fund; (iv) preparing and maintaining the Fund’s financial and accounting records and statements; (v) calculating any Advisory Fees and/or carried interest due; and (vi) preparing, sending, and following up on any drawdown notices to Investors.

Custodian

The Custodian, UMB Bank, N.A., serves as the custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other client accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus client account. The Custodian’s principal business address is 803 W. Michigan Street, Milwaukee, Wisconsin 53233.

IX.	FEES AND EXPENSES OF THE FUND; ALLOCATIONS OF PROFIT AND LOSS; DISTRIBUTIONS

The Investment Adviser and Sub-Adviser each generally bears all of its own costs incurred in providing investment advisory services and other services to the Master Fund.

The Advisory Fee will be computed as a percentage of the Investor’s total Commitments as of the start of business on the last business day of the prior quarter and will be due and payable in arrears after the end of that quarter.

Advisory Fees

In consideration of the advisory services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser an advisory fee based on an annual rate of 0.85% following the Master Fund’s commencement of operations through the end of year eight from the commencement of operations and then at an annual rate of 0.30% for the remaining life of the Master Fund, in each case based on the Investors’ total Commitments.

Carried Interest

Carried interest is a share of the Master Fund’s returns that is paid to the Special Limited Partner by the Master Fund in the event that specified investment returns are achieved by the Master Fund and the Fund.  The Special Limited Partner will receive a carried interest of 7.0% after each Investor in the Fund has received aggregate distributions equal to 125% of all drawn Commitments and the carried interest will be distributed to the Special Limited Partner only after the fourth anniversary of the final closing, except in respect of an Investor’s repurchase of its Interest as described below. While the carried interest will be allocated at the Master Fund level, the Fund and its limited partners will indirectly be subject to the Master Fund’s carried interest. See “—Allocation of Profit and Loss; Distributions” below.

If, at the end of a calendar quarter prior to the fourth anniversary of the final closing, an Investor repurchases all or a portion of its Interest pursuant to the terms of a repurchase offer and the Investor has received aggregate distributions equal to at least 125% of all drawn Commitments, the carried interest that would otherwise have been allocated to the Special Limited Partner in respect of the Investor’s repurchased Interest if the end of the particular calendar quarter had been after the fourth anniversary of the final closing will be allocated to the Special Limited Partner, thereby reducing the repurchase proceeds payable to the Investor.

Fund Expenses

The Fund shall bear all of its own expenses, including without limitation: its pro rata portion of all of the Master Fund’s fees and expenses (which will be borne through the Fund’s investment in the Master Fund); accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses, custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; interest expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Master Fund shall bear all of its own expenses, including without limitation: all investment related expenses (including, but not limited to, fees paid directly or indirectly to the Portfolio Funds or their managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes an investment account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Portfolio Funds and Co-Investments (including expenses associated with potential investments or dispositions that are not consummated); all costs and expenses associated with the establishment of investment accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the fee payable to the Investment Adviser; fees and travel expenses of the Independent Directors; all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund; and any extraordinary expenses. Drawdowns from limited partners or distribution from Portfolio Funds may be used to fulfill obligations (including, but not limited to, the payment of any interest due) under any credit facility.

In addition, the Fund shall bear its organizational expenses, and expenses relating to the offering and sale of Interests; provided that to the extent such organizational and offering expenses when aggregated with those of the Master Fund and any other feeder fund exceed $1,500,000, the excess amount over $1,500,000 shall be borne by the Investment Adviser.

Generally, the Portfolio Funds are expected to have management fees of approximately 1.00% to 2.50% of the Portfolio Fund’s commitments and carried interest allocations of 20% to 30% of the Portfolio Fund’s profits. Specific timing and priority of allocations and distributions will vary among the Portfolio Funds.

Except as set forth herein or in another agreement between the Fund and the Investment Adviser, the Investment Adviser shall bear all of its costs incurred in providing services to the Fund and the Master Fund.

Allocation of Profit and Loss; Distributions

The Fund maintains on its books a separate Capital Account for each Investor that contributes capital to the Fund. The initial balance of an Investor’s Capital Account will equal the amount of the initial drawdown of the Investor’s Commitment to the Fund and will be adjusted to reflect any additional drawdowns and distributions. The net profits or net losses of the Fund are credited to or debited against the Capital Accounts of each Investor as of the end of each fiscal period in accordance with their respective investment percentages for the period (as modified to take into account each Investor’s allocable share of the carried interest allocated to the Special Limited Partner). Each Investor’s investment percentage is determined each fiscal period in a manner reflecting the distribution provisions of the Partnership Agreement.

Distributions from the Master Fund and the Fund are made as follows: (i) to the limited partners of the Fund (through Master Fund distributions to the Fund) until they have received a 125% return of all drawn Commitments and (ii) then a 93.0% / 7.0% split between the limited partners of the Fund and the Special Limited Partner of the Master Fund, respectively. The Special Limited Partner will not receive any of the carried interest that it may have earned until after the fourth anniversary of the final closing (the anticipated time frame in which all, or substantially all, of the Commitments that the Fund intends to invest will have been drawn), except in respect of any Investor’s repurchase of its Interest. For example, assume an Investor makes Commitments of $100,000, of which 85% is drawn by the Fund. Then the Investor will need to receive $106,250 ($85,000 x 1.25) in distributions before any carried interest is withheld. After that Investor receives the $106,250 in distributions, all future distributions will be split between the Investors (93.0%) and the Special Limited Partner’s carried interest (7.0%).

At the election of the Investment Adviser, the Master Fund may retain or recall for reinvestment proceeds received by the Master Fund from the Portfolio Funds up to an amount equal to the greater of (a) the total expenses incurred by the Master Fund through the date of calculation or (b) 30% of the Master Fund’s pro rata share of the Underlying Commitments. Amounts so retained will not be included in the calculation of an Investor’s contributed capital. Separate from and in addition to any amounts retained or recalled for reinvestment by the Master Fund, in the event that funds are returned to the Fund by a Portfolio Fund (through the Master Fund) which are subject to reinvestment in such Portfolio Fund, the Investment Adviser may, in its discretion, hold such amounts or distribute such amounts to the Investors. If such amounts are distributed to the Investors, each Investor’s unfunded Commitment will be increased by the amount of funds so returned.

X.	THE NEUBERGER BERMAN GLOBAL PLATFORM

Neuberger Berman Group Overview

The Fund’s affiliation with Neuberger Berman affords it a distinct and sustainable competitive advantage with respect to deal sourcing, investment evaluation and execution. The Fund will have access to the resources, relationships and expertise of one of the world’s leading private, employee-controlled asset management companies. Established in 1939, Neuberger Berman is a leader in a broad range of global investment solutions tailored to institutions and individuals through customized separately managed accounts, mutual funds and alternative investment products. The Firm has approximately 1,900 employees in 30 offices in 19 countries worldwide and, as of June 30, 2017, managed over $271 billion of assets.9

NB Private Equity Platform

Managing private equity funds is an important component of Neuberger Berman’s business strategy. NB Private Equity has been an active and successful private equity investor since 1987.10 NB Private Equity has managed over $50 billion of investor commitments across primary investments, secondaries, co-investments, private debt and other direct strategies since inception through June, 2017.11 The quality and quantity of NB Private Equity’s deal flow is high and it has committed on average approximately $5.0 billion of capital to private equity funds and direct investments annually over the past three years. NB Private Equity has a global presence with over 120 investment professionals in offices in the United States, Europe, Asia and South America.

Primary Investments: NB Private Equity has been a pioneer in private equity fund of funds since the 1980s and currently has managed over $22 billion in limited partner commitments predominantly dedicated to primary fund investing since inception through June, 2017. Through its over 30-year history as a primary investor, the group has built a strong global network of relationships with high performing private equity firms and has committed capital on a primary basis to a diversified global pool of private equity funds managed by many of these firms.

Secondary Investments: NB Private Equity’s secondary investment team, managing approximately $7.0 billion of investor commitments since inception through June, 2017, is comprised of dedicated senior principals who have worked together for over 20 years. From 2011 through 2016, the secondary team reviewed over 820 secondary private equity transactions and committed to 98 investments, building a highly diversified portfolio of limited partnership interests. The group invests across strategies, geographies, and vintages and acquires interests from various types of sellers, including pension plans, endowments, financial institutions, family offices, and high net worth individuals. The team is generally opportunistic, evaluating transactions of varying sizes and across all market segments with a main focus on proprietary, privately negotiated small-to mid-sized transactions, which the team believes offer more attractive pricing and higher return potential than assets purchased in the more competitive auction market.  The team evaluates transactions as large as $1 billion as well as single fund interests of only several hundred thousand dollars.  In the evaluation of secondary investments, the team performs robust, bottom-up, company-by-company valuations, and due diligence analysis.  NB Private Equity’s extensive experience and knowledge in secondary fund investing make it a well-known and highly-desirable secondary buyer.

9.	Firm data reflects the collective data for the various subsidiaries of Neuberger Berman.

10.
NB Private Equity and its affiliates are the successor to the “Predecessors, the oldest of which was founded in 1981. All of the Predecessors’ operational assets and substantially all key personnel employed at the time of the succession became assets and employees of NB Private Equity.  NB Private Equity became either the advisor or sub-advisor to all then-existing Fund Accounts previously advised by the Predecessors.  References to NB Private Equity include the Predecessors.

11.	Includes commitments in the process of finalization.

Co-Investments:  NB Private Equity’s co-investment team, managing approximately $4.8 billion of investor commitments since inception through June, 2017, is comprised of seven senior co-investment principals. We believe that such specialization is a competitive advantage and ensures not only strong execution skills, but also superior co-investment dealflow. Since 2009, NB Private Equity has invested over $3.5 billion across 148 direct private equity investments.   NB Private Equity has invested across a diverse range of industries, geographies, enterprise values, and transaction types, as well as with a wide breadth of lead private equity firms. NB Private Equity’s capital is often critical to a transaction’s completion, which allows NB to have greater due diligence time and access, while generally paying no management or performance fees to the lead sponsor. In addition to investing in traditional new buyout and growth financing deals, NB Private Equity also seeks to invest in existing portfolio companies of private equity firms. Such “mid-life,” deals occur in a variety of situations, such as add-on acquisitions, recapitalizations, and restructurings of existing portfolio companies of lead private equity firms. By investing midlife, the deployment and realization of capital can be accelerated and these transactions can often be completed at reasonable valuations.

Other Direct Private Equity Investments: NB Private Equity also sponsors other direct private equity funds with approximately $14.6 billion of aggregated commitments since inception through June, 2017. These funds are focused on acquiring minority interests in investment management companies, making income-generating investments in the healthcare sector, investing in private debt, investing in brand royalties and investing in portfolio of mid-cap Italian companies that are generally leaders in their respective markets.

Access to Neuberger Berman’s global resources provides a significant and compelling advantage to the Fund’s investment sourcing, evaluation, execution and management abilities.12 The Team expects to work closely with the following key groups:

•
Research and Portfolio Analysts: Neuberger Berman maintains a research-driven and performance-focused investment approach. The Firm’s public market and private equity investment teams have access to a dedicated team of approximately 170 research and portfolio analysts. In addition, as one of the world’s leading independent asset management companies, Neuberger Berman has access to over 250 third-party sell-side research firms. The Firm’s extensive research capabilities provide proprietary, industry specific valuation metrics and market insights to supplement the Team’s analysis and evaluation of investment opportunities.

•
Portfolio Managers: Neuberger Berman has approximately 520 investment professionals including approximately 190 portfolio managers as of June 30, 2017. These teams invest across a wide variety of investment strategies and provide investment management and financial advisory services to clients worldwide. In addition to leveraging the Firm’s research and portfolio analysts, the investment teams perform their own independent research, company visits and management interviews. In 2016, more than 1,500 meetings with senior management teams, sell-side analysts and consultants were held at Neuberger Berman’s offices. When evaluating investment opportunities, the Team leverages the industry and company knowledge and investment expertise of Neuberger Berman’s portfolio managers and research analysts.

•
Global Sales Organization: Neuberger Berman serves a diverse group of global clients through its offices in 30 cities in 19 countries. The Firm has approximately 410 sales and client service professionals that cover over 1,500 institutional clients. In addition, the Firm’s wealth managers cover high net worth individuals, families and their charitable organizations. NB Private Equity leverages the Neuberger Berman sales organization and wealth managers to help drive significant proprietary deal flow and proactively target specific sellers worldwide.

•
Investment Strategy and Risk: The Neuberger Berman Investment Strategy and Risk Group provides institutional clients of the Firm with key insights and research on tactical allocations within alternative investments.

12.	Subject to Neuberger Berman’s policies and procedures, including certain information barriers within Neuberger Berman.

NB Private Equity Platform Operational Execution

Industry Leading Transparent and Timely Reporting

NB Private Equity provides investors with high quality reports in a timely fashion. NB Private Equity expects to be able to deliver to Investors final tax information within 105 days of year end. Quarterly reports are typically provided to investors within 60 calendar days after the end of the quarter. Regular monitoring of relevant news and public filings, capital calls and distributions, along with changes in public security values and currency exchange rates, allows NB Private Equity to update investment values throughout the quarter. At each quarter end, NB Private Equity queries the underlying investment partnerships to obtain information based on a specific checklist regarding the private equity firms’ valuations of publicly traded securities and significant transactions affecting the private portfolio companies, such as realizations and valuation adjustments. Using this information, together with any correspondence or other reports issued by the underlying investments, NB Private Equity can determine the allocation of realized and unrealized gains and losses to the capital account and calculate an ending capital account value typically within 60 calendar days after a quarter end and often well before receipt of finalized financial statements from the underlying private equity funds.  The initial quarterly report will be provided for the first full quarter following the initial capital call for the Fund.

Portfolio Monitoring and Valuation

NB Private Equity maintains extensive and ongoing dialogue with its portfolio fund managers through annual meetings, quarterly updates, informal meetings and calls, and regular underlying company and portfolio valuation discussions. Since NB Private Equity tracks all investment fund performance on a security by security basis it is able to compare relative valuations between different private equity funds in the same investments. In cases where disparate values exist, NB Private Equity reviews specific information on the portfolio company and the securities and the valuation adjustments applied by each private equity fund. In cases where NB Private Equity cannot reconcile the differences, the private equity funds are contacted and NB Private Equity, through the Adviser, determines the appropriate value across its portfolio.

Comprehensive Online Reporting

The Administrator has a web portal that offers investors secure access to an online archive of reports, legal documents, transactional documents and research materials. In order to ensure the security of the information, users are assigned IDs and passwords.

Users are able to navigate through a series of tabs, based on their access level, offering them the following information related to the fund in which they are invested:

•	Reports: Offer links to historical and current financial statements, investment reports and tax returns
•	Investment Activity: Offer source documents related to capital calls and cash distributions
•	Agreements: Offer access to the limited partnership agreement or operating agreement, as applicable

ASC 820 (formerly FAS 157) and Accounting Standard Implementation

Changes to accounting standards and continuing developments in their interpretations require increased valuation capabilities by the limited partner community. NB Private Equity’s accounting staff continually monitors the implementation of the new accounting standards to stay ahead of the evolving environment for the benefit and education of NB Private Equity’s investors.

These standards include more transparency into portfolios and monitoring requirements for all alternative investments, company level valuations, quarterly diligence of fund managers’ processes, etc. Investors in private equity are faced with the burden of ensuring accurate and timely valuations of their underlying assets, which requires significant resources.

Valuation of Private Equity Investments

Investments are presented in the financial statements at fair value in accordance with accounting principles generally accepted in the United States. NB Private Equity uses the best information reasonably available to determine or estimate fair value.

Publicly traded securities are valued based on quoted prices as of the last day of the reporting period, less discounts to reflect legal restrictions, if any, that affect marketability. NB Private Equity includes in this valuation public securities held directly as well as known public positions held in Portfolio Funds (on a look-through basis). For private interests, NB Private Equity estimates fair value based on a methodology that utilizes the most recently available information from the general partner of the Portfolio Fund or the lead investor of a Co-Investment. In addition, NB Private Equity factors in contributions to, and distributions from, the fund since the last financial statement date, changes in currency exchange rates, information included in any Adviser communications, responses received to specific inquiries posed by NB Private Equity, and material news concerning Portfolio Funds.

The Team maintains a staff of financial reporting analysts who read, distill, follow-up and record into NB Private Equity’s investment accounting system key information about each investment in a private equity fund. NB Private Equity records information for each position in each Portfolio Fund in each private equity fund. Additionally, the Team records in NB Private Equity’s investment accounting system each cash transaction that affects a private equity fund investment and accounts for changes in the inventory or valuations of Portfolio Funds. This detailed information is necessary to facilitate the valuation process.

The NB Private Equity investment team includes in its initial and ongoing diligence inquiries about valuation policy and processes at the Portfolio Funds. Key information from ongoing monitoring is also considered in valuations. All valuations are reviewed by fund accountants and investment professionals and approved by members of the Investment Committee.

If the Team concludes that it is probable that an investment will be sold, the carrying value of that investment is adjusted to the amount expected to be realized from the sale, exclusive of transaction costs.

Information to be Made Available to Investors pursuant to the AIFM Directive:

To the extent required for compliance with the Alternative Investment Fund Managers Directive (“AIFM Directive”), the following information will also be made available to Investors as part of the Fund’s periodic reporting process or, if sooner, at the time of any update to this offering document, and, as a minimum, in the Fund’s annual report:

1.	the percentage of assets which are subject to special arrangements arising from their illiquid nature;

2.	the current risk profile of the Fund and the risk management systems employed by the Adviser to manage those risks; and

3.	the total amount of leverage employed by the Fund.

Investors will also be provided with information regarding changes to: (i) should one be set, the maximum level of leverage which the Fund, or the Adviser on the Fund’s behalf, may employ; or (ii) any rights to reuse collateral under the Fund’s leveraging arrangements; or (iii) any guarantee granted under the Fund’s leveraging arrangements.  If any such change occurs prior to the final closing of the Fund, information will be made available to Investors without undue delay following the occurrence of the change by way of update to this offering document.  Where required by applicable laws or the Fund’s governing agreements, such change will be preceded by notification to Investors.

Investors will also be notified whenever the Adviser makes material changes to liquidity management systems and procedures employed in respect of the Fund.

Administrative Efficiency and Scale

A fund of funds can also provide Investors with services that ease the administrative burden of investing in private equity. Such services include due diligence, performance analysis, risk identification, negotiation and documentation of fund agreements, fund monitoring, record keeping, and financial/tax reporting.

Access to a single high performing Portfolio Fund requires the commitment of a significant amount of capital. The minimum commitment to a Portfolio Fund can be $10 million or more. An Investor would likely require more than $100 million to create a reasonably diversified portfolio. A fund of funds provides investors the benefit of scale in building a diversified portfolio.

XI.	Private Equity Opportunity

Overview of the Private Equity Asset Class

The private equity market primarily consists of long-term equity investments in private companies, traditionally characterized by buyouts and venture and growth capital investments. Over the past 25 years, private equity has developed into a critically important component of the economy. Private equity typically provides long-term capital for non-publicly traded companies to grow and succeed, as well as for liquidity to private shareholders. This capital is used for a variety of purposes including business start-ups, expansions, acquisitions, recapitalizations, restructurings and turnarounds. Private equity investments are typically held in investment partnerships for approximately three to seven years, and during such time are largely illiquid. Returns for a private equity fund are typically weighted towards the middle to the end of the fund’s life, with liquidity achieved through sales, initial public offerings and recapitalizations of the underlying portfolio companies. Private equity investing has traditionally provided numerous benefits including strong historical return performance relative to other asset classes, and reduced correlation to other asset classes, diversification and, typically, long-term capital gains treatment on returns, which currently receive favorable U.S. federal income tax treatment for both U.S. and non-U.S. investors. Private Equity investing entails numerous risks. See Section XIV – “Risk Factors and Potential Conflicts of Interest.”

Private Equity Asset Classes

Buyout
Buyouts are characterized by the use of equity and debt to acquire established companies across a wide range of industries. Typically, private equity firms supply equity capital and arrange for other financial firms (e.g., banks, lending institutions, mezzanine providers) to provide debt and debt-related financing. Often, the assets of the company being acquired are used as collateral. Returns are typically generated through a combination of revenue growth (both organic and through add-on acquisitions) and margin improvement and are enhanced by the leverage in the capital structure. The buyout landscape can be segmented a number of different ways including by fund size, company size, geography, and sector specialization.

Special Situations
Special situations or distressed-oriented investing encompasses a broad range of strategies including distressed debt (control), distressed debt (non-control), distressed financial assets, operational turnarounds, “rescue” financings and high yielding credit-oriented strategies. These strategies vary in terms of level of control. Control oriented distressed strategies typically involve the acquisition of an influential or controlling stake in an operationally or financially troubled company through the purchase of that company’s debt or equity securities. Non-control oriented distressed strategies typically involve the acquisition of securities determined to be undervalued with returns generated from an increase in the value of those securities. The supply of distressed-oriented opportunities is generally greatest during and after market dislocations and economic downturns. While overall market conditions have greatly improved in recent years, there are numerous and complex challenges that continue to extend the tail of the distressed cycle which began in 2007/2008.

Venture and Growth Capital
Venture capital is characterized by equity investments in early through late stage startup companies with high potential growth, primarily in the technology and healthcare related industries. Venture capital is typically used to facilitate the development and commercialization of underlying technology and business ideas in companies that have not achieved profitability or, in the earliest stages, revenues. Returns are largely generated based on the success of commercialization and the extent to which sustained profitable growth is achieved.

Growth capital is characterized by investments in companies that typically have a proven business model, but need capital to help facilitate growth. Growth capital is used by businesses to conduct geographic, product line or facilities expansion, as well as for working capital. Generally, growth capital investments are characterized by high degrees of control despite minority institutional ownership. Returns are largely generated based on the growth of revenues and profitability and the increased attractiveness a larger operation often has to potential acquirers. There tends to be little or no reliance on leverage in growth capital strategies.

XII.	POTENTIAL BENEFITS OF NB PRIVATE EQUITY’S APPROACH TO PRIVATE EQUITY INVESTING

A private equity strategy that incorporates a fund of funds strategy along with Secondary Investments and Co-Investments is a highly attractive structure for investing in private equity, which we believe provides investors with four key advantages compared to direct investments in a single private equity fund: (i) identification of and access to Portfolio Funds managed by high performing Portfolio Fund Managers; (ii) diversification within the private equity asset class; (iii) industry leading, transparent and timely reporting; and (iv) administrative efficiency. For a description of the risks of investing in private equity fund of funds, see Section XIV – “Risk Factors and Potential Conflicts of Interest.”

Identification and Access are Critical for Success

As in most financial markets, private equity has become increasingly more competitive as exhibited by a dramatic increase in the number of firms, funds, professionals and capital in the industry since 1990. As of June 30, 2017, there were approximately:

•	16,669 private equity firms versus 630 in 1990;
•	33,647 private equity funds versus 1,100 in 1990; and
•	$7.6 trillion of private equity capital under management versus $133 billion on 1990

Source: Thomson Reuters.

This maturation of the industry has had two major implications for investors in private equity: (i) the identification of top managers is becoming increasingly difficult, as the landscape becomes more crowded and strong fund managers continue to break out on their own; and (ii) increased competition has led to a significant difference in return performance between top and bottom quartile fund managers – more so than in nearly any other asset class as shown in the chart below. These two implications have created a dynamic whereby demand for top quartile managers far outpaces the amount of capital these managers aim to invest (their funds are oversubscribed), with the result that access to their funds is constrained. Often, access is limited to investors who have pre-existing relationships with the managers of top performing funds.

PERFORMANCE SPREADS: FIRST QUARTILE PRIVATE EQUITY FUNDS OVER FOURTH QUARTILE FUNDS

Note: Past performance is not indicative of future results.

Source: Thomson Reuters Pooled Time Weighted Performance Report was used to determine the Venture Capital and Leveraged Buyout spreads for the 10-year period ending March 31, 2017. Evestment Alliance provided the spreads for U.S. Small-cap Public Equity, U.S. Large-cap Public Equity and Global Bonds, and represents the 10-year period ended March 31, 2017.

Fund of funds managers best suited for this environment are those with (i) sufficient resources and expertise to evaluate and monitor an expanding universe of private equity firms and (ii) deep relationships able to provide access to funds sponsored by top private equity firms, many of which are significantly oversubscribed or considered “invitation-only.”

XIII.	PRIVATE EQUITY MARKETS – NB PRIVATE EQUITY’S OUTLOOK

The returns of private equity investments are primarily dictated by the performance of companies during the ownership period, the entry and exit valuations, the companies’ leverage levels and the expectations of sellers.

Buyout Market Discussion

In today’s pricing environment, we believe managers in the buyout space must look to transform companies by implementing operational improvements, completing acquisitions and executing growth initiatives. As part of their approach, they will focus on diversifying and expanding revenue streams to increase stability as well as optimizing cost structures to increase free cash flow. Execution of add-on acquisitions will also provide increased scale to existing portfolio companies. We continue to believe the value-add of private equity is greatest for small- and mid-cap companies since it is easier to implement operational changes and such companies are generally less professionally managed at the time of acquisition.  That said, we believe investing in high-quality large-cap buyout managers and direct investments can also yield strong risk adjusted returns.

The buyout landscape is markedly different in different regions of the world.  Both U.S. and European average acquisition multiples remain below peak levels seen in the last cycle, despite the ready availability of leverage for such transactions today. However comparing  U.S. purchase prices to European markets, it can be seen that not only are U.S. private markets cheaper on a relative basis than in Europe, but also that U.S. private markets trade at a relative discount to U.S. public markets, whereas the opposite is often true in Europe. We believe this demonstrates in part that U.S. buyout is currently a more attractive asset class than European.  That said, we continue to believe that Europe has a well-developed and sophisticated private equity ecosystem and there will be opportunities in the region over the next several years.

We have been active, but expect to remain cautious in emerging markets. In the last few years, our view on Latin America has become more positive versus many other emerging markets. We believe the opportunity for private equity in emerging markets is generally most attractive among small- and mid-cap companies. For example, in Brazil, Colombia, Peru, Mexico and Chile, there are generally economies with good long term growth prospects, relatively stable political situations and an increasing number and quality of local managers. However, despite an ample number of smaller businesses, the majority of capital raised to invest in Latin America has been focused on large-cap investments. Likewise, in Asia, growth capital is providing companies with operational and financial support as they pursue local, regional and, in some cases, international ambitions. Due to capital market inefficiencies, the middle market also tends to be the most capital starved segment of the market, with lenders in the Asia region favoring larger enterprises. Small- and mid-cap companies in both of these regions could benefit greatly from professionalization and modernization under private equity ownership which could drive significant and attractive returns.

The Fund is expected to include two separate buyout portfolios: (i) small and mid-cap buyout and (ii) large-cap buyout. There is a persistent difference in the valuation of large and small company buyouts. As can be seen below, smaller companies have historically been, on average, much less expensive to acquire. Small and mid-cap buyouts are more likely to be sourced on a primary basis, for example from family owners or corporate restructurings. Larger buyouts are often sourced through public to private transactions or through acquisitions from other private equity sponsors, often resulting in a more efficient pricing mechanism. While there is generally somewhat more risk in smaller transactions, there is also usually more opportunity for a good buyout manager to upgrade management, improve operations and grow a company more aggressively than in larger buyouts. We therefore maintain a larger focus on the small and mid-cap focused funds. However larger buyouts generally have less risk and often provide very attractive risk/reward opportunities and remain an attractive part of a diversified private equity portfolio.

Small and Mid-Cap Buyout: Target 40-55% of the Fund13

The small and mid-cap buyout market is the largest (by fund number) and most dynamic area within private equity, primarily due to the vast investment opportunity set in that market. In the small and mid-cap market segment, there are hundreds of thousands of privately owned businesses around the globe suitable for investment or acquisition. Small and mid-cap buyout funds are highly segmented by geography, strategy, industry focus and size and there are numerous manager formations and spinoffs in any given year. In addition, small and mid-cap fund managers tend to be relatively nimble and flexible, and we believe such managers are well situated to navigate the current marketplace as well as produce highly attractive returns even at the average entry valuation levels that exist today.

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United States: In the United States, NB Private Equity will focus on selecting a combination of generalist funds complemented by a number of sector and industry specialist funds. We believe that a combination of these fund managers is best positioned to generate attractive risk-adjusted returns in the context of a diversified portfolio. Our bias will be towards selecting highly experienced fund managers with consistent track records of success and with what we believe to be a high probability of future outperformance. We will seek fund managers that have significant investment experience across market cycles and who have a demonstrated ability to improve the operations of underlying portfolio companies. In addition, we plan to focus on fund managers who have and continue to be able to generate attractive returns without an overreliance on leverage.

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Europe: In Europe, the portfolio construction process will be similar to that in the United States; however, fund selection will be on a country-by-country basis. We believe that this is critical to driving outperformance. In most European countries, we believe that the lower end of the mid-market is most attractive due to lower competition and a higher availability of primary buyout targets. Cultural differences from country-to-country have a meaningful influence on the ability of a fund manager to complete attractive transactions, particularly with small and mid-cap European companies. Personal networks and reputation are critical, particularly in less efficient private equity markets such as Germany and some Central and Eastern European countries. Our fund selection criteria will be influenced, in part, by our view of the market conditions of specific countries, particularly the economic environment and relative level of competition between private equity funds.

•	Emerging Markets: Our emerging markets strategy will focus on the Asian and Latin American regions.

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Small and Mid-cap Secondary Investments and Co-Investments: We expect to invest up to 40% of the small and mid-cap buyout portfolio in Secondary Investments and Co-Investments. We expect to see significant deal flow in both Secondary Investments and Co-Investments due to our strong presence in those markets through our dedicated senior Secondary Investment and Co-Investment teams.

Large-Cap Buyout:  Target 15-30% of the Fund13

The large-cap buyout market consists of a moderate number of institutional fund managers that tend to have enormous resources, a large number of investment professionals and operational staff, and a significant global presence. Generally, the substantial amount of capital that has been allocated to these fund managers is the result of their historic ability to outperform their peers and generate highly attractive risk-adjusted returns. These funds tend to employ large staffs of highly sophisticated investors and some of the most talented and well-known names within the private equity industry. Given their scale, resources and investment talent, we believe that large-cap funds are well positioned to navigate the existing environment and achieve highly attractive returns.

13.
Market outlook is current as of the date of this document and subject to change. The Adviser may change the targeted asset allocation from time-to-time based on its evaluation of market conditions or the available investment opportunities.

Large-Cap Secondary Investments and Co-Investments:  We expect to invest up to 60% of the large-cap buyout portfolio in Secondary Investments and Co-Investments. We believe that Co-Investments alongside the leading private equity funds in the space offer an attractive way to invest in a capital and fee efficient manner, with an extra layer of due diligence. This also allows us to tactically allocate capital based on our prevailing sector biases. Investing in large-cap funds through the secondary market also presents a very attractive opportunity given the potential to be highly selective and purchase leading large-cap managers’ funds at compelling prices.

Special Situations: Target 10-30% of the Fund14

Special Situations Market Discussion
We believe that a mixed operating environment, continued deleveraging, potential for destabilizing events, volatility and a focus of companies on their core operations should provide ample special situations opportunities over the next several years.  Currently, our core focus within Special Situations is in operational turnarounds and specifically within the United States.  We have a moderate focus on distressed assets globally and a low focus on distressed debt given low default rates. We have been cautious with European distressed given the amount of capital that has been raised for that strategy relative to the volume of distressed opportunities available. Our emphasis within this strategy will also focus on primaries to a greater degree than within traditional buyout given comparatively fewer Secondary Investment and Co-Investment opportunities within Special Situations.

14.
Market outlook is current as of the date of this document and subject to change. The Adviser may change the targeted asset allocation from time-to-time based on its evaluation of market conditions or the available investment opportunities.

Overview of Special Situation Strategies

NB Private Equity categorizes Special Situations into the strategies described below and we vary our exposure to these strategies based on our assessment of the upcoming market opportunity as well as the pipeline of potential investments upon which we can execute.

Operational Turnarounds – Core focus within Special Situations
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Funds that employ operational turnaround strategies purchase equity securities of undermanaged businesses that are underperforming or deeply distressed. These funds then seek to perform significant operational improvement, restore those acquired businesses back to health and sell them at market multiples.

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Driver – Orphaned Companies:  There is a large supply of orphaned business units within public and private companies around the world that suffer from suboptimal resources, capital and attention. As companies focus on core versus non-core assets, they are often willing sellers of these businesses at relatively attractive prices.  Orphaned divisions often represent a rich opportunity set for operational turnaround investors who have specific expertise in corporate carve-outs.

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Driver - Poor Management:  Poor management is not cyclical and there is an evergreen opportunity to purchase struggling companies that have been created due to mismanagement.  Poorly managed companies often face a number of interrelated challenges including loss of talent, market share, competitiveness and less access to capital markets.  In today’s low growth but highly competitive marketplace these companies are especially at risk and represent a rich opportunity set for operational turnaround investors who have specific expertise acquiring, restructuring and rehabilitating struggling companies.

Distressed Assets (Financial Assets) – Moderate focus within Special Situations
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Funds that employ this strategy purchase non- or sub-performing loan pools at a deep discount typically from financial institutions. They then work out the loans in-house and/or with a servicer to collect, modify, and restructure those loans.

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Driver – Bank Deleveraging:  Banks in Europe, and to a lesser extent the United States, still have an ongoing need to clear nonperforming assets off their balance sheets in order to satisfy regulators, improve capital ratios and appease the markets.  However, the carrying values of these assets are frequently higher than third parties have been willing to pay.  As banks, especially in Europe, slowly generate earnings and capital ratios improve, their willingness to sell bad assets and non-core assets at market-clearing prices continues to increase.  While the attractiveness of this opportunity has moderated over the past few years due to increased competition for assets, we believe the opportunity will continue for many years given bank provisioning levels, especially in Europe.

Distressed Assets (Hard Assets) – Moderate focus within Special Situations
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Funds that employ this strategy invest in aircraft, ships, plants and other hard assets. An example would be within vintage aircraft where general partners acquire select older aircraft from motivated sellers at significant discount to teardown or liquidation value, and generate strong current yields by leasing the asset to other airlines or leasing companies. At lease expiry the assets are either re-leased or the assets are torn down and sold for the value of their parts.

•	Current moderate weight as we pursue select, highly attractive and opportunistic hard asset opportunities.

Distressed Debt – Low focus within Special Situations
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Distressed Debt (Control) funds that employ this strategy acquire a control or influence stake in a company’s discounted debt securities in order to restructure the underlying business in a bankruptcy or out of court settlement. During the restructuring process, these funds tend to convert their discounted debt securities into equity and own the business post-restructuring.

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Distressed Debt (Non-Control) funds seek to purchase distressed loans, bonds and other debt related securities at a deep discount to intrinsic value and exit those securities after they have appreciated to at or near par value.

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Low current weight due to low interest and default rates, high credit prices and a high level of competition versus the existing supply.  Europe is more attractive than the U.S. within corporate distressed debt.  Although the risk of another “meltdown” has been far reduced due to the liquidity measures put into place, Europe will continue to face ongoing deleveraging in a difficult business and political environment that will likely produce ongoing corporate distressed opportunities over a number of years.

Special Situations - Opportunistic
•	This category includes a variety of opportunistic, complex, deep value and/or high yielding strategies that may not cleanly fit into the other four categories.

Outlook for Distressed-Focused Investing and the Fund Strategy: As described above, our primary focus within special situations is currently on operational turnarounds. Within this investment class, we believe there will be a continued focus on struggling smaller and mid-sized companies and orphaned divisions within larger enterprises. Geographically, while the United States has historically been the largest distressed market we believe that there will be significantly increased activity in Europe both from global and European-dedicated distressed oriented managers.

Special Situations Secondary Investments and Co-Investments: We have the flexibility to invest up to 35% of the special situations portfolio in Secondary Investments and Co-Investments. Historically, the supply of Secondary Investments and Co-Investments within the special situations asset class has been relatively small, however, over the past few years the aggregate amount of both continues to rise.

Venture and Growth Capital: Target 10-20% of the Fund15

The venture and growth capital industry has demonstrated significant change in the more than 25 years that we have been an active investor in the asset class. We focus our commitment strategy on firms that have verifiable strong investment performance, have demonstrated a differentiated investment strategy, have an experienced, well balanced team and can demonstrate brand value. These firms have demonstrated the ability to identify emerging industry segments and uncover opportunistic investments where less competition exists. Managers in the venture and growth capital sector must be well positioned to originate and control their investments despite financing syndication and minority ownership. Our experience, internal resources and established network enable us to identify, access, diligence, monitor and manage investment relationships throughout the full spectrum of venture and growth capital strategies – from seed incubation and start-up to expansion and growth equity.

Investment Stage: Within this universe, we currently believe that early stage venture capital and growth capital are the two most attractive areas for investment. Early stage venture capital typically sees less inflation in entry valuations even in robust markets such as today’s. Conversely mid and later stage company valuations often see significant increases in their average levels as more money flows into the market – we look to benefit from this by investing at an early stage, not to compete with it. Early stage firms often invest in companies that have little or no revenue, that are not profitable and that require additional capital to develop technologies, market opportunities, acquire customers and achieve a competitive position in the marketplace. These investments generally result in significant initial ownership positions. Commitment concentrations with early stage managers provide the targeted amount of expansion and later stage investments through syndication of later financing rounds as the portfolio company develops. Late stage valuations are currently at historically high average levels, which generally makes this stage less attractive as a point of first entry into companies.

Growth capital investments are represented by opportunities that are beyond the scope of traditional venture capital funds, but still focus on smaller, less mature companies that have strong growth potential and can benefit from both capital and professional guidance in order to realize this. Growth capital investments are usually minority investments that come with significant structural protection and often represent the first institutional capital raised by such companies. These investments are generally in fast growing companies with proven business models and evidence of sustainable revenue (and possibly earnings) growth.

•	Investment Diversification: The Master Fund is targeting a portfolio of venture capital and growth equity funds with requisite vintage year, industry sub sector and geographic diversification.

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Geographic Allocation: The venture and growth capital industry is expanding globally, and the Fund is well positioned to benefit from this globalization. The Fund will continue to focus on managers located in regions that have demonstrated a viable venture or growth capital ecosystem. In the case of venture capital, the focus will primarily be on the U.S. (where the market for early stage companies is far more proven and the ecosystem in place to support such companies) possibly with exposure to certain markets in Asia. In the case of growth capital, The Fund will also seek managers domiciled outside the United States, including reviewing managers in Asia, Latin American and Europe for inclusion in the portfolio.

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Industry Focus: The Master Fund’s investment focus within venture capital is expected to principally target technology and to a much lesser degree healthcare. Within growth capital we will likely invest in the technology sector, as well as consumer, retail, industrials and other sectors.

15.
Market outlook is current as of the date of this document and subject to change. The Adviser may change the targeted asset allocation from time-to-time based on its evaluation of market conditions or the available investment opportunities.

➢
Information Technology Investment Focus: A number of themes and opportunities have emerged as a result of the large size of the information technology industry. Information technology can broadly be separated into consumer and enterprise technology. Within each of these segments are underlying sub-sectors, each with investment opportunities. However, even as distinct investment opportunities emerge within the consumer and enterprise sectors, an emerging theme is the convergence of multiple sub-sectors of technology and the interdependence between sub-sectors. For example, the growth in hardware and mobile devices is largely driven by new forms of consumer and social media, “big data” and the explosive growth of the mobile internet. In addition, consumer and enterprise sectors are increasingly impacting one another. For example, communication among consumers across social media and other mediums is shaping and changing the way enterprises interact with consumers and other businesses, which further drives new forms of technology. Described below are select technology sub-sector specific themes that we expect the Fund portfolio to exploit:

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Software and Services: Enterprises of all sizes continue to automate the management and security of information technology to facilitate growth, control costs, deliver more secure and reliable systems, and develop and retain a competitive advantage. This software is often delivered in a “Software as a Service” or “SAAS” format. Consumers are increasingly using web based and mobile software for a variety of applications, such as managing and tracking finances. Security of data has become one of the biggest problem areas for corporations and individuals and hence represents a large investment opportunity.

o
Internet / Mobile Internet: Instantaneous communication, transaction ability and mobility have created hyper-efficient markets that continue to spur demand for new applications and products. We believe that growth in social media and new forms of consumer based web services are trends that are likely to continue, which will lead to rapid development and new investment opportunities in the sector.

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Media: Media (online media, video, gaming etc.) is rapidly evolving and both delivery and content have been areas of rapid development in recent years. We believe that this is likely to continue or accelerate in coming years.

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Computer Hardware and Electronics: We believe that the growth and acceleration of data flows among consumers and enterprises is likely to continue. This will likely lead to new forms of computer hardware for consumers and enterprises which will be needed to rapidly process and store significant quantities of data. “The Internet of Things” has also become a popular area for investment which has yielded a number of recent successful exits.

Growth Capital Market
Growth Capital is an attractive strategy that typically arises where business owners need capital for continued expansion of their company, but prefer to retain a majority of their business. However such investments must represent more than simply capital – the value-add of such professional investors can be a catalyst for a company’s success. In general, growth capital is still a relatively underserved segment of the private equity asset class, particularly at the small and mid-cap end of the market. This is due to a combination of a few factors including that growth capital:  (i) is often not a control investment strategy and therefore requires coordination with the remaining majority owner which can be challenging; (ii) returns are reliant on growth and operational improvements being successfully executed; and (iii) growth equity investments are often difficult to value at entry given the wide range of possibilities of future cash flows versus traditional buyouts.  This creates an imbalance between a large universe of companies that would benefit from growth capital and a relatively small number of funds able to successfully pursue these opportunities.  This dynamic in turn creates the potential for attractive and outsized returns.

Successful investors in Growth Capital often benefit from revenue and earnings growth, both on acquisitions, and also the potential for multiple expansions, where at exit a larger and more attractively positioned company may trade for a higher multiple of earnings than it did as a smaller less competitive business.

As mentioned above, the Growth Capital market presents a more diversified opportunity than Venture Capital in terms of geography, industry and target company size, which is another reason that it is an attractive component of a Venture / Growth portfolio.

Venture and Growth Capital Secondary Investments and Co-Investments: Although there is typically less opportunity for both Secondary Investments and Co-Investments in venture and growth capital than in other parts of the private equity market, we believe we are well placed in both investment types due to our track record, network and long history in the asset class and therefore may invest up to 25% of the venture and growth capital portfolio in Secondary Investments and Co-Investments.

XIV.	RISK FACTORS AND POTENTIAL CONFLICTS OF INTEREST

Risk Factors

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT.  THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.  INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

The Fund’s investment program is speculative and entails substantial risks. Because the Fund will invest all or substantially all of its assets in the Master Fund, in pursuit of its investment objectives, the risks associated with an investment in the Fund are in effect the risks of investing in the Master Fund. As stated above, the Master Fund and the Fund have the same investment objectives, policies and strategies. Accordingly, except for specific references to the contrary, all references to the Fund, its investments or its investment portfolio in this summary of risk factors refer to the combined risks relating to the investments by the Fund and the Master Fund, and all references to the Adviser refer to the Adviser as, collectively, the Investment Adviser and Sub-Adviser of the Master Fund, unless the context suggests otherwise. In considering participation in the Fund, prospective Investors should be aware of certain risk factors, which include the following:

General Risks

There is no assurance that the investment held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to the Investors, or that the Fund will achieve its investment objectives. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and an Investor could incur a total or substantial loss of its investment. In general, neither the Fund nor the Investors will have the ability to direct or influence the management of the Portfolio Funds or the investment of their assets. There can be no assurance that projected or targeted returns for the Fund will be achieved.

Illiquidity; Lack of Current Distributions

An investment in the Fund is suitable only for certain qualified investors who have no need for liquidity in the investment. The investments made by the Fund in the Portfolio Funds will be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Fund does not have any obligation to repurchase Interests from Investors.  In addition there may be little or no near-term cash flow available to the Investors from the Fund. The return of capital and the realization of gains on the Fund’s investments, if any, will generally occur only upon the partial or complete disposition of an underlying investment by a Portfolio Fund, which is not within the control of the Adviser.

Due to the pattern of cash flows in private equity funds and the illiquid nature of their investments, Investors typically will see negative returns in the Fund’s early stages; in particular it can take several years for Portfolio Fund investments to be realized during which time management fees will be continued to be drawn from committed capital and certain underperforming investments may be written down or written off. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund is successful in achieving its investment strategy.

Repurchase of Interests Risk

At the sole discretion of the Investment Adviser and subject to the Board’s approval, the Fund may from time to time provide Investors with a limited degree of liquidity by offering to repurchase Interests pursuant to written tenders by Investors.  The Fund does not have any obligation to repurchase Interests from Investors at any time.  There is no assurance that the Investment Adviser will recommend a tender offer for Investors or that the Board will approve a tender offer. If there were a repurchase offer, Investors that elect to tender their Interests for repurchase will not know the price at which such Interests will be repurchased until the Fund’s net asset value as of the valuation date is able to be determined.  In addition, if a repurchase offer is oversubscribed by Investors who tender Interests, the Fund may repurchase a pro rata portion of the Interests tendered or take any other action with respect to the repurchase offer permitted by applicable law.  As a result, in any particular repurchase offer, tendering Investors may not have all of their tendered Interests repurchased by the Fund.

Restrictions on Transfer and Withdrawals

The Interests, and the interests in the Portfolio Funds indirectly held by the Fund, have not been and will not be registered under the Securities Act or applicable state securities laws and may not be resold unless an exemption from such registration is available. The Fund is not under, and the Portfolio Funds are not expected to be under, any obligation to cause such an exemption (whether pursuant to Rule 144 under the Securities Act or otherwise) to be available. Accordingly, there is no secondary market for the Interests or a Fund’s indirect interests in the Portfolio Funds, and such market is not expected to develop. The Fund may provide liquidity through periodic tender offers to repurchase a limited amount of the Fund’s Interests but it is under no obligation to do so. Furthermore, transfers of Interests may be made only with the prior written consent of the Investment Adviser, which may be withheld in the Investment Adviser’s sole discretion. The Fund generally will not have the right to withdraw from any Portfolio Fund.

Lack of Operating History

The Fund is a newly formed entity with no operating history.

Suitability

Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Interests to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness.

Certain regulatory, legal or other considerations may make an investment in the Fund unsuitable for a particular investor.  For example, proposed rule-making under the so-called “Volcker Rule” may make an investment in the Fund less suitable for a banking entity or any affiliate of a banking entity.

Risks of Private Equity Investments Generally

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund focuses on venture capital investments the companies in which the Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

Neither the Master Fund nor the Fund will obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Capital Contributions

The Master Fund has not yet identified all of the potential investments that it will make with the Commitments it receives from the Fund. The Investor’s full Commitment will not be immediately invested. The Fund will invest in the Master Fund and the Master Fund will invest in the Portfolio Funds as Commitments are drawn (generally within 6 months of any drawdown). It may take a significant amount of time to fully draw down the Commitments. The Fund’s performance will only include the Commitments that have been drawn-down, thus an Investor’s individual performance may be lower than the performance of the Fund.

Business and Market Risks

The Fund’s investment portfolio will consist of Portfolio Funds which will hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Buyout Funds. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Venture Funds. Venture capital funds primarily invest in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Special Situations. The special situations asset class will likely invest a significant portion of its assets in Portfolio Funds that invest in portfolio companies that may be in transition, out of favor, financially leveraged or troubled, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject a Portfolio Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments by such companies to us could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund’s investment in any instrument and a significant portion of the obligations and preferred stock in which a Portfolio Fund may invest may be less than investment grade.

Dependence on the Adviser and Key Personnel

To the extent that the Fund invests its assets in the Master Fund, the Fund’s performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Portfolio Fund Managers with which the Master Fund invests, and the Adviser’s ability to select, allocate and reallocate effectively the Master Fund’s assets among Portfolio Funds. The success of the Fund is thus substantially dependent on the Adviser and its continued employment of certain key personnel. Similarly, the success of each Portfolio Fund in which the Fund invests is also likely to be substantially dependent on certain key personnel of that Portfolio Fund. Should one or more of the key personnel of the Adviser or of the management of the Portfolio Funds become incapacitated or in some other way cease to participate in management activities, the Fund performance could be adversely affected. There can be no assurance that these key personnel will continue to be associated with or available to the Adviser or the general partner of the Portfolio Funds throughout the life of the Fund.

Investment in Junior Securities

Although the Portfolio Funds may invest in securities that are relatively senior within a portfolio company’s capital structure, it is expected that the Portfolio Funds will invest primarily in securities that are among the more junior securities in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

Leveraged Investments

The Portfolio Funds may employ leverage in connection with certain investments or participate in investments with highly leveraged capital structures. Although the use of leverage may enhance returns and increase the number of investments that can be made, leverage also involves a high degree of financial risk and may increase the exposure of such investments to factors such as rising interest rates, downturns in the economy, or deterioration in the condition of the assets underlying such investments. In addition, the borrowings of a Portfolio Fund may in certain cases be secured by the Commitments and the other assets of a Portfolio Fund, which may increase the risk of loss of such assets.

Diversification of Investments

Each of the Fund and the Master Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means neither is subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer.  However, the Master Fund generally will not commit more than 25% of the value of total Commitments by Investors (measured at the time of the Commitment) in a single Portfolio Fund.  The Adviser believes that this approach helps to reduce overall investment risk.

Limited Number of Portfolio Fund Investments

The number of investments made by the Portfolio Funds is and will be limited and, as a consequence, the Fund’s returns as a whole may be substantially affected by the unfavorable performance of a single investment made by a Portfolio Fund. In addition, a Portfolio Fund may invest exclusively or primarily in a particular asset type or category, which may reduce the overall diversity of the Fund’s assets and increase risk.

Risks Associated with Secondary Investments

Competition for Secondary Investment Opportunities. Many institutional investors, including other fund-of-funds entities, as well as existing investors of private equity funds may seek to purchase secondary interests of the same private equity fund which the Fund may also seek to purchase. In addition, many top-tier private equity managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These managers may also be partial to secondary interests being purchased by existing investors of their funds with whom they have existing relationships. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of such opportunity for the Fund. No assurance can be given that the Fund will be able to identify investment opportunities that satisfy the Fund’s investment objectives and desired diversification goals or, if the Fund is successful in identifying such investment opportunities, that the Fund will be permitted to invest, or invest in the amounts desired, in such opportunities.

Nature of Secondary Investments. The Fund may acquire secondary interests in existing private equity funds primarily from existing investors in such funds (and not from the issuers of such investments). Because the Fund will not be acquiring such interests directly from the issuers, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired or other special rights or privileges. There can be no assurance as to the number of investment opportunities that will be presented to the Fund. In addition, valuation of such private equity funds interests may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such funds may own securities. Moreover, the purchase price of interests in such funds will be subject to negotiation with the sellers of the interests and there is no assurance that the Fund will be able to purchase interests at attractive discounts to NAV, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its secondary interests, the structure of such acquisitions and the overall success of the underlying private equity fund.

Pooled Secondary Investments. The Fund may have the opportunity to acquire a portfolio of private equity fund interests from a seller, on an “all or nothing” basis. In some such cases, certain of the private equity fund interests may be less attractive than others, and certain of the investment managers managing such funds may be more familiar to the Fund than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

Contingent Liabilities Associated With Secondary Investments. In the cases where the Fund acquires an interest in a private equity fund through a secondary transaction, the Fund may acquire contingent liabilities of the seller of the interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the private equity fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Fund would prevail on such claim.

Risk of Early Termination. The governing documents of the underlying private equity funds are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such funds prior to the end of their respective stated terms. Early termination of a private equity fund in which the Fund is invested may result in (i) the Fund having distributed to it a portfolio of immature and illiquid securities, or (ii) the Fund’s inability to invest all of its capital commitments as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Co-Investments Risks

The Master Fund may make Co-Investments on an opportunistic basis.  There can be no assurance that the Master Fund will be given Co-Investment opportunities, or that any Co-Investment offered to the Master Fund would be appropriate or attractive to the Master Fund.  The market for Co-Investment opportunities is competitive and may be limited, and the Co-Investment opportunities to which the Master Fund wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Co-Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to Portfolio Fund investments.  In addition, the Adviser may have little opportunities to negotiate the terms of such Co-Investments.  The Master Fund generally will rely on the Portfolio Fund manager or sponsor offering such Co-Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Co-Investment.

The Master Fund’s ability to dispose of Co-Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment.  Co-Investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith.  Co-Investments are generally subject to many of the same risks as investments in the Portfolio Funds.  See “—Risks of Private Equity Investments Generally.”

Absence of Regulatory Oversight

The Portfolio Funds will not be registered as investment companies under the 1940 Act, and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

In-Kind Distributions

The Adviser expects in most instances to cause the Master Fund to make distributions to the Fund in cash, but retains the discretion to make distributions of securities in kind to the Fund to the extent permitted under applicable law.  There can be no assurance that securities distributed in kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in kind indirectly from any of the Portfolio Funds, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in kind to the Investors who may incur such costs and risks.

Projections

Projected operating results of a company in which a Portfolio Fund invests normally will be based primarily on financial projections prepared by each company’s management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.

Carried Interests

Generally, each of the Portfolio Funds provides its respective general partners or managers certain specified carried interests or other special allocations based on the returns to its investors. Such carried interests may create incentives for the general partners or managers of the Portfolio Funds to make more risky or speculative investments than they would otherwise make. Each Investor in the Fund will pay, in effect, two sets of carried interests, one at the Fund level and one indirectly through the Master Fund at the Portfolio Fund level. Consequently, the returns to Investors will be lower than returns to a direct investor in the Portfolio Funds.

Investments Longer Than Term

The Fund may make investments which may not be realized prior to the date the Fund is to be dissolved.  The Fund may attempt to sell, distribute, or otherwise dispose of investments at a time which may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time.  Moreover, the Fund may be unsuccessful in realizing investments at the time of the Fund’s dissolution. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Illiquid and Long-Term Investments

An investment in the Fund requires a long-term commitment. Although the portfolio companies of the Portfolio Funds invested in by the Fund may occasionally generate some current income, return of capital and the realization of gains, if any, from such portfolio company generally will occur only upon partial or complete sale or other disposition of such portfolio company. While one or more of these transactions may occur at any time with respect to a given portfolio company, sale or other disposition of a portfolio company of a Portfolio Fund is generally not expected to occur for a number of years (in most instances two to four years, or longer) after the initial investment is made.

Financial Markets Fluctuations and Changes

General fluctuations in the market prices of securities may affect the value of the Fund’s investments. Instability in the securities markets also may increase the risks inherent in the Fund’s investments. The ability of portfolio companies to refinance debt securities may depend on their ability to sell new securities in the public high-yield debt market or otherwise.

Need for Follow-On Investments

Following its initial investment in a given portfolio company, a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that a Portfolio Fund will make follow-on investments or that a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for a Portfolio Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

Non-U.S. Investments

Portfolio Funds may invest in the securities of issuers located outside of the United States. Foreign securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; and (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. Foreign countries also may impose taxes on the Fund, the Investors and/or a Portfolio Fund. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

Investments in Emerging Markets

Portfolio Funds may invest in emerging markets such as China, India, Brazil and countries located in Eastern Europe. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other, more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war or terrorism or social unrest; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about portfolio companies; (xi) less extensive regulation of financial and other markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws, including regarding fiduciary duties of officers and directors and the protection of investors; (xiv) less developed, reliable or independent judiciary systems for the enforcement of contracts or claims; (xv) greater regulatory uncertainty; (xvi) the maintenance of investments with non-U.S. brokers and securities depositories and (xvii) threats or incidents of corruption that may cause a Portfolio Fund not to pursue certain investments, or alter certain activities or liquidate certain portfolio investments prior to or after the time when the Portfolio Fund would otherwise liquidate to achieve optimal returns, which may cause losses or have other negative impacts on the Fund or the Portfolio Funds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on financial instruments held by a Portfolio Fund or gains from the disposition of such financial instruments.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements or authorities. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary application or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund or Portfolio Funds may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts.

Independent Counsel

No independent counsel has been retained to represent the interests of the Investors. Neither the Fund’s Offering Memorandum nor the Partnership Agreement has been reviewed by any attorney on behalf of the Investors. Legal counsel to the Fund and Adviser does not represent any Investor.

Evolving Regulatory Risks of Private Investment Funds; Dodd-Frank Act

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which became law in July 2010, seeks to regulate markets, market participants and financial instruments that previously have been unregulated and substantially alters the regulation of many other markets, market participants and financial instruments.  Certain provisions of the Dodd-Frank Act subject registered advisers to requirements to keep records and to report information to the SEC, which may in turn be supplied to the Board of Governors of the Federal Reserve, the Financial Stability Oversight Council or other U.S. governmental agencies or Congress.  The Dodd-Frank Act also requires additional regulation of private equity fund managers, including requirements for such managers to register as investment advisers under the Advisers Act and make disclosures to investors, prospective investors, counterparties and creditors of any private fund advised by the registered investment adviser.

The Dodd-Frank Act could result in certain investment strategies in which the Portfolio Fund will engage or may have otherwise engaged becoming non-viable or non-economical.  Regulations adopted under each could make it more difficult for the Portfolio Funds to generate positive investment returns consistent with historical performance or to effectively manage their risks, which will impact the Fund’s return.

The Dodd-Frank Act was promulgated following the global financial crises that arose in mid-2008.  In response to that crisis, regulators in the U.S. and several other countries undertook unprecedented regulatory actions, including a temporary ban on short-selling, the creation of numerous bailout and liquidity programs and other extraordinary measures.  Further financial crises may result in additional governmental intervention in the markets.  The consequences of the extensive changes to the regulation of various markets and market participants contemplated by the legislation and increased regulation arising out of the financial crisis are difficult to predict or measure with certainty.

Increased Regulatory Scrutiny and Reporting

In the environment following the market events of 2008 and 2009, the Fund and the Adviser expect increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors in private investment funds. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Investor will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Investor will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation. If required by applicable law, regulation or interpretation thereof, the Fund may suspend all activity with respect to an Investor’s account with the Fund, including suspending the Investor’s right to redeem funds or assets from the Fund pending the Fund’s receipt of instructions regarding the Investor’s account from the appropriate governmental or regulatory authority.

In December 2015, the SEC published proposed new Rule 18f-4 to permit funds registered under the 1940 Act to enter into derivatives transactions and other types of financial commitments, including unfunded commitments to Portfolio Funds, notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18 of the 1940 Act. Proposed Rule 18f-4 under the 1940 could have a material adverse effect on the use of financial commitment transactions by registered investment companies, such as the Fund, and would require registered investment companies to put risk management measures in place in connection with such transactions.  Specifically, proposed Rule 18f-4 would require the Fund to segregate certain assets to cover uncalled Underlying Commitments. The segregation of these assets would be required even if, for example, the Adviser had no reasonable expectation that a Portfolio Fund Manager was going to call for payment on some or all of an Underlying Commitment.  There is no assurance as to whether or when proposed Rule 18f-4 will be adopted by the SEC or, if it is adopted, whether the final rule will contain the proposed provisions that could affect the Fund’s current treatment of uncalled Underlying Commitments or other similar provisions that impact the ability of the Fund to operate in the same manner as before the adoption of the rule.

If the rule were to be adopted as proposed, it could impact the Fund by requiring it to hold cash or other assets in amounts equal to certain commitments the Fund has made to invest in Portfolio Funds.  As a result, this could affect the manner in which the Fund makes commitments to invest in Portfolio Funds, the timing and schedule of capital calls the Fund makes from its investors and the timing in which the Fund invests called capital. If the Fund were to accelerate the timing of investor capital calls due to the adoption of the rule, it could result in a material decline in the Fund’s performance over the life of the Fund as measured by an internal rate of return (“IRR”) (because the Fund would hold a greater amount of uninvested capital for a longer period of time and the timing of cash flows affects the calculation of IRR). IRR is a measurement of the average annual return earned on an investment since the investment’s inception. The acceleration of investor capital calls would not, however, be expected to have a material impact on the total return to investors as measured by a multiple of investors’ capital invested in the Fund. Other measures taken by the Fund could include increasing the percentage of the Fund’s Secondary Investments, Co-Investments and/orPortfolio Funds that have committed asubstantial amount of capital at the time of the Fund’s investment. These measures and other similar measures used by the Fund as a result of the rule could change the length of the Fund’s investment period, the amount of capital called, the composition of the Fund’s Portfolio Funds and/or the Fund’s investment results.

If the rule were adopted as proposed, it is currently expected that the Fund could maintain a position of up to 30% of total commitments in cash or other assets as reserves for its unfunded commitments at certain times during the Fund’s lifecycle, although depending upon market conditions the percentage could be significantly higher or lower and is expected to reduce over time. It is expected that the amount of cash or other assets held by the Fund would be highest after the Fund had committed most of its capital to Portfolio Funds, but before those Portfolio Funds had called the capital from the Fund.  Since the need for maintaining cash reserves under the proposed rule is to cover financial commitments, including unfunded commitments, commitments to invest directly in Portfolio Funds would likely require the largest reserves, while Secondary Investments and Co-Investments would likely require smaller or no such reserves.  Accordingly, the amount of cash or other assets and the duration the Fund would have to maintain such position would be driven by: (i) the relative mix between these methods of investment, (ii) the timing of commitments made to invest in Portfolio Funds by the Fund; (iii) the timing of capital calls from Portfolio Funds; and (iv) distributions the Fund receives or expects to receive from its investments. Accelerating the timing of capital calls from investors and the holding of cash or other assets as reserves would not be expected to have an impact on the total return to investors, however, it could result in a decline in expected performance as measured by an internal rate of return.

It is the ongoing responsibility of the Board to oversee the management and operations of the Fund.  As part of that oversight function, the Board will receive and review various reports from the Adviser, including with respect to investment and regulatory risks to the Fund.

If Rule 18f-4 is adopted by the SEC, the Adviser will make a presentation to the Board within 90 days of the date of the final rule’s publication that (i) assesses the likely effect, if any, of the rule on the Fund’s investment strategy and policies and (ii) recommends any changes to the Fund’s investment strategy and policies in order to comply with the rule.  The Board shall consider the Adviser’s presentation and shall consult with Fund counsel and counsel to the Independent Directors in determining what action(s), if any, it reasonably believes should be taken in response to the adoption of the final rule.  Potential courses of action the Adviser may recommend and the Board may consider include, but are not limited to:(i) a continuation of the Fund’s investment strategy and policies without major modification; (ii) changes to the Funds’ investment strategy and policies that seek to mitigate any adverse effects of the final rule; (iii) interim or permanent suspension of the Fund’s investment activities; (iv) relieving Investors of some or all of their  Commitment obligations; or (v) actions to bring about the orderly wind-down of the Fund.  If the Board determines to wind-down the Fund, it shall authorize the Adviser to seek Investor approval of that proposed course of action as required by the Partnership Agreement.

Private Offering Exemption

This offering has not been registered under the Securities Act, in reliance on the exemptive provisions of Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. Section 18(b)(4)(D) of the Securities Act, added by the National Securities Markets Improvement Act of 1996, preempts state registration of transactions in securities exempt pursuant to “rules and regulations issued by the SEC under Section 4(a)(2) of the Securities Act.” Preemption therefore applies to transactions exempt under Regulation D, but not to transactions exempt under Section 4(a)(2) alone. Because of the lack of uniformity among the state’s securities laws and their general complicated nature, the Fund has chosen not to incur the expense and burden of reviewing exemptions under each state’s laws, but rather rely on the uniform exemption provided by Regulation D.

No assurance can be given that the offering currently qualifies or will continue to qualify under the exemptive provisions of Regulation D because of, among other things, the adequacy of disclosure and the manner of distribution, the timeliness of filings, the existence of similar offerings in the past or in the future, or the retroactive change of any securities law or regulation. If the Regulation D exemption is lost, the Fund may not be able to avail itself of other state exemptions and successful claims or suits for rescission may be brought and successfully concluded for failure to register these offerings or for acts or omissions constituting offenses under the Exchange Act, or applicable state securities laws.

Manager Liability

In certain circumstances, each Portfolio Fund is expected to receive the right to appoint a representative to the board of directors of the companies in which it invests. Serving on the board of directors of a portfolio company exposes the Portfolio Fund’s representatives, and ultimately the Portfolio Fund, to potential liability. Although portfolio companies often have insurance to protect directors and officers from such liability, not all portfolio companies may obtain such insurance, which may be insufficient if obtained.

Public Company Holdings

A Portfolio Fund’s investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies’ board members, and increased costs associated with each of the aforementioned risks.

Default

The Master Fund, in general, will not always contribute the full amount of the Fund’s commitment to a Portfolio Fund at the time of its admission to the Portfolio Fund. Instead, the Master Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Portfolio Fund. If the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Portfolio Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund, and in turn the Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) cause the Master Fund, and, indirectly, the Fund and the Investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Master Fund’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund, and in turn the Fund).

Similarly, Investors will not contribute the full amount of their Commitments to the Fund at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. Unlike the Portfolio Funds, the Fund will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor, or Investors, that default(s) on his/her/its/their Commitment to the Fund may cause the Master Fund to, in-turn, default on its commitment to a Portfolio Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Master Fund’s investment in a Portfolio Fund and the complete devaluation of the Master Fund, and in turn the Fund). While the Adviser has taken steps to mitigate this risk, including seeking Commitments from Investors that exceed the commitments that are made to the Portfolio Funds, there is no guarantee that such measures will be sufficient or successful.

Recall of Distributions

The Master Fund and the Fund may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Portfolio Fund obligations. In the event funds are recalled for this purpose, the Fund may in turn require Investors to return amounts previously distributed to them.

Competition for Access to Investment Opportunities

The Adviser and its affiliates seek to maintain excellent relationships with Portfolio Fund Managers with which they have previously invested. However, because of the number of investors seeking to gain access to the top performing investment funds, co-investments, secondary investments and other vehicles, there can be no assurance that the Adviser will be able to secure interests on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, or that the size of the interests available to the Fund will be as large as the Adviser would desire.  In the event the assets of the Master Fund are considered to be “plan assets” under ERISA, such investment opportunities may be further limited.  Moreover, as registered investment companies, the Master Fund and the Fund will be required to make certain public disclosures and regulatory filings regarding their operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, Portfolio Fund managers may view such filings as contrary to their business interests and deny access to the Master Fund; but may permit other, non-registered funds or accounts, managed by the Adviser or its affiliates, to invest. As a result, the Fund may not be invested in certain private equity funds that are held by other unregistered funds or accounts managed by the Adviser or its affiliates, even though those private equity funds are consistent with the Fund’s investment objective. In addition, certain provisions of the 1940 Act prohibit the Master Fund and the Fund from engaging in transactions with the Adviser; however; unregistered funds also managed by the Adviser are not prohibited from the same transactions. As a result, the Master Fund and the Fund, due to their status as registered investment companies, may be ineligible to participate in certain opportunities that will be available to unregistered investment companies advised by the Adviser.

Competition for Investment Opportunities

The Portfolio Funds encounter competition for investments from numerous other investment partnerships, limited liability companies, and trusts, as well as from individuals, corporations, bank and insurance company investment accounts, foreign investors, and other entities engaged in investment activities, including other investment funds. As a result, there can be no guarantee that a sufficient quantity of suitable investment opportunities for the Portfolio Funds will be found, that investments on favorable terms can be negotiated, or that the Fund will be able to fully realize on the value of its investments. Competition for investments may have the effect of increasing costs, thereby reducing investment returns to the Portfolio Funds in which the Fund is indirectly invested.

Time Required to Maturity of Investments

There is generally a period of at least two to four years before a Portfolio Fund has completed making its investments. Such investments also may take a significant period from the date they are made to reach a state of maturity allowing for realization of the investment to be achieved. As a result, based on historical realization periods for Portfolio Funds, it is likely that no significant cash return, if any, from disposition of an Portfolio Fund’s investments will occur until a substantial number of years from the date of closing of such Portfolio Fund. The proceeds of Fund’s investments, therefore, are not likely to be realized for a substantial time period.

Investments in Less Established Companies

The Portfolio Funds may invest a portion of their assets in the securities of less established companies. Investments in such portfolio companies may involve greater risks than are generally associated with investments in more established companies. For example, such companies may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such companies may not have significant or any operating revenues. Such companies also may have a lower capitalization and fewer resources (including cash) and be more vulnerable to failure, resulting in the loss of the Fund’s entire investment. In addition, less mature companies could be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which a Portfolio Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

Economic Conditions

Changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends, tax laws and innumerable other factors, can substantially and adversely affect the business and prospects of the Portfolio Funds and the Fund. These conditions are not within the control of the Adviser or the Portfolio Fund Managers.

Portfolio Company Risks

Portfolio companies in which the Portfolio Funds invest will be subject to the risk that a proposed service or product cannot be developed successfully with the resources available to the enterprise. There can be no assurance that the development efforts of any portfolio company will be successful or, if successful, will be completed within the budget or time originally estimated. Additional funds may be necessary to complete such development, to achieve market acceptance, to support expansion or to achieve or maintain competitive positions. The portfolio companies may not be able to obtain such funds on favorable terms, or at all.

Many of the portfolio companies of a Portfolio Fund may operate at a loss or with highly erratic operating results. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. The Adviser anticipates that the Fund (through the Master Fund and the Portfolio Funds) will be making significant investments in companies in a number of sectors, some of which are rapidly changing, and such companies may face increased risks of product or service obsolescence. There can be no assurance that any particular portfolio company will succeed.

Foreign Currency Risks

The Fund is expected to invest a portion of its capital in Portfolio Funds based outside the United States for which fund currency is the euro or another non-U.S. dollar currency. In addition, these Portfolio Funds, as well as Portfolio Funds for which fund currency is the U.S. dollar, may make investments denominated in currencies other than the U.S. dollar. Fluctuations in the exchange rate between the U.S. dollar and these other currencies will result in changes to the values, in U.S. dollar terms, of the Fund’s Commitments as well as the Fund’s investments. The Adviser may, where it deems prudent and practicable, seek to mitigate the effect of such currency fluctuations by engaging in currency hedging activities, but it does not expect to eliminate the Fund’s exposure to exchange rate fluctuations.

Currency Denomination of Interests

The Fund is denominated in U.S. dollars. Investors subscribing for Interests in the Fund in any country in which U.S. dollars are not the local currency should note that changes in the value of exchange between U.S. dollars and such currency may have an adverse effect on the value, price, or income of the investment to such Investor. There may be foreign exchange regulations applicable to investments in foreign currencies in certain jurisdictions where this Offering Memorandum is being issued.

Non-Controlling Investments and Limited Rights as Shareholder

In connection with Co-Investments, the Fund may hold non-controlling interests in certain portfolio companies and, therefore, may have a limited ability to protect their interests in such companies and to influence such companies’ management. In addition, Co-Investments may be made with third parties through joint ventures or other entities, which may have larger or controlling ownership interests in such portfolio companies. In such cases, the Fund will rely significantly on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may at times conflict with the interests of the Fund. Such Fund investment may involve risks in connection with such third-party involvement, including the possibility that a third party may be in a position to take (or block) action in a manner contrary to the Fund’s investment objectives or may have financial difficulties resulting in a negative impact on such investment. In addition, the Fund may in certain circumstances be liable for the actions of their third-party co-venturers. Co-Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund’s interests.

Multiple Tiers of Expenses

Each of the Portfolio Funds (i) pays (or requires its limited partners to pay) its respective general partners and investment advisers or managers certain fees and (ii) bears certain costs and expenses. Such fees and expenses are expected to reduce materially the actual returns to investors in the Portfolio Funds, including the Fund. In addition, because of the deduction of the fees payable by the Fund to the Investment Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds or from the Investors’ capital contributions to the Fund, the returns to an Investor in the Fund will be lower than the returns to a direct investor in the Portfolio Funds. Each Investor in the Fund will pay, in effect, two sets of fees, one directly at the Fund level, and one indirectly through the Master Fund at the Portfolio Fund level. Fees and expenses of the Fund and the Portfolio Funds will generally be paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. If the Fund or Portfolio Funds do not produce significant positive investment returns, these fees and expenses could reduce the amount recovered by an Investor in the Fund to less than its total capital contributions to the Fund.

Lack of Portfolio Information

The Adviser receives detailed information from each Portfolio Fund Manager regarding the investment performance and investment strategy of Portfolio Funds. The Adviser may have little or no means of independently verifying information provided by Portfolio Funds of their Portfolio Fund Managers and thus, may not be able to ascertain whether Portfolio Funds are adhering to their disclosed investment strategies and their investment and risk management policies.

Investments in Technology and Life Sciences Sectors

The Fund may invest a significant portion of the assets in Portfolio Funds that invest heavily in the technology and life sciences sectors or in Co-Investments in those sectors.  These investments may pose a higher risk of loss and higher volatility than investments in other market sectors due to various factors. For example, the rapid pace of technological development may result in products or services developed by companies in which the Portfolio Funds or the Fund may invest becoming obsolete or having relatively short product cycles. Technology and life sciences companies also rely on a combination of patent, trademark, copyright, and trade secret laws, as well as confidentiality and non-compete agreements, to protect intellectual property assets that often represent a significant component of the value of their total assets. There can be no assurance that such precautions taken by the companies in which the Fund or the Portfolio Funds have invested will protect them against the adverse financial consequences arising from third parties’ unauthorized use or infringement of those assets or that these companies will not face allegations of unauthorized use or infringement of others’ intellectual property.

Investing in a Master/Feeder Fund

The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Interests in the Master Fund also may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be indirectly adversely affected otherwise by other investors in the Master Fund. Other feeder funds invested in the Master Fund may offer interests to their respective investors, if any, that have costs, expenses and other terms that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

Limitations on Performance Information

Performance of private equity vehicles is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things:  (i) there is no market for underlying investments, (ii) private equity investments take years to achieve a realization event and are difficult to value before realization, (iii) private equity investments are made over time as capital is drawn down from investments, (iv) the performance record of a private equity fund is not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for private equity funds may be skewed upwards due to survivor bias lack of reporting by underperforming managers.

Passive Interest in the Fund and Portfolio Funds

Except as otherwise provided in the Partnership Agreement, the Investors will not have any right to participate in the day-to-day management of the business and operations of the Fund and the management of the Fund’s assets. Furthermore, the day-to-day management of the business and operation of each of the Portfolio Funds and the management of the assets of the Portfolio Funds, including the valuation by the Portfolio Funds of their assets, will be controlled by the respective general partners and sponsors or managers of the Portfolio Funds and not by the Fund.

Risk of Dilution

Investors that are admitted after the initial closing date of Fund may be required to pay a “make-up” amount to the Fund. Such newly admitted Investors will participate in existing Fund investments and will therefore dilute or reduce the level of Investors’ interests in those investments.

Valuation Risk

In light of the illiquid nature of the Interests, and of interests in the Portfolio Funds and other securities in which the Fund may invest, any valuation made by the Adviser of the Interests and Fund investments will be based on the Adviser’s good faith determination as to the fair value of those interests. There can be no assurance, however, that the values assigned in good faith by the Adviser to the Interests, interests in Portfolio Funds, or other Fund investments will equal or approximate the price at which they may be sold or otherwise liquidated or disposed of from time to time.

Indemnification Obligations and Limited Liability of Directors and Adviser

To the fullest extent permitted by applicable law, the Fund will indemnify and hold harmless the Directors, the Adviser and its affiliates and certain other persons set out in the Partnership Agreement, against claims and liabilities to which they may become subject by reason of their position with or activities on behalf of the Fund. None of the indemnified persons will be indemnified, however, to the extent that any losses, claims, damages, or liabilities are determined to be the result of willful misconduct, bad faith or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties, and no indemnification will be provided for any losses incurred as a result of such person’s investment in the Fund investments, or for expenses that such person has otherwise agreed to bear or for any losses, claims, damages, liabilities, costs or expenses attributable to any dispute or other action between or among such persons. It is expected that each Portfolio Fund in which the Fund invests also will be required to indemnify its manager and other entities or individuals involved in managing the Portfolio Fund for certain losses arising out of their activities on behalf of such Portfolio Fund. Such indemnification obligations of the Fund or Portfolio Funds, if required to be paid, could potentially reduce the returns to the Investors.

Liquidation

The Fund may be dissolved, and the affairs of such Fund wound up, as provided in the applicable Partnership Agreement. The dissolution and winding up of one or more feeder funds (e.g., the Fund) may result in the dissolution and winding up of the Master Fund, which may adversely affect the Investors.

Tax Considerations for the Fund

An Investor’s U.S. federal income tax liability with respect to income and gains of the Fund for a year may exceed the Fund’s distributions to such Investor in respect of such year. In addition, an Investor may be subject to various limitations on its ability to use its allocable share of deductions and losses of the Fund (e.g., passive loss limitations, investment interest limitations, capital loss limitations, and limitations on the deductibility of miscellaneous itemized deductions).

Investments by the Fund in certain types of foreign entities can result in either current taxation to U.S. Investors on amounts earned by the foreign entities although not distributed to the Fund or unfavorable tax treatment, relative to U.S. investments, upon the Fund’s indirect sale, exchange, or other disposition of an interest in the foreign entity.

Allocations of Income and Loss to Investors

For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, generally will be taxed upon its distributive share of each item of the Fund’s income, gain, loss and deductions for each taxable year of the Fund.  Generally, an Investor’s distributive share of Fund income, gain, loss, deduction or credit for U.S. federal income tax purposes is determined in accordance with the provisions of the Partnership Agreement if those provisions either have substantial economic effect (as determined under Treasury Regulations) or are in accordance with the Investor’s “interest in the partnership.”

The Investment Adviser intends that the allocations in the Partnership Agreement will be respected for U.S. federal income tax purposes.  However, the Treasury Regulations regarding when allocations are respected are complex, and there can be no assurance that the allocations described in the Partnership Agreement will be respected by the IRS.  In particular, as described in more detail in Section XVI – “Additional Information—Reports to Investors,” the Fund will apply certain estimates and simplifying conventions intended to ensure that the Fund’s net taxable income, gains, loss, or deductions are properly allocated among Investors and the General Partner in a manner that reflects their beneficial interests in such tax items while permitting timely delivery of Schedule K-1s to Investors.  Although simplifying conventions are contemplated by the Code and many funds use similar simplifying conventions, the use of this method may not be permitted under existing Treasury Regulations.  If the IRS were to successfully challenge the estimates and simplifying conventions applied by the Fund, the items of the Fund’s income, gain, loss or deduction may be required to be adjusted or reallocated in a manner that adversely impacts Investors.

Tax Laws Subject to Change

It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Potential Investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

Equity Securities Risk

The Fund may invest in equity securities, including equity securities of portfolio companies. The prices of equity securities generally fluctuate in value more than other investments. The prices of equity securities may rise or fall rapidly or unpredictably and reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Debt Securities Risk

The Fund may invest in debt securities, including debt securities of portfolio companies. The value of the Fund’s investment in debt securities will generally fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Potential Conflicts of Interest

The Adviser is accountable to the Fund as a fiduciary and, consequently, must operate the Fund prudently, in good faith and in the interest of and for the benefit of the Investors.  The Adviser does manage the assets of other clients and funds and, therefore, prospective Investors should be aware of potential conflicts of interest before investing.  To mitigate any such conflicts, the Adviser will seek to apportion or allocate business opportunities among persons or entities to or with which it or its affiliates have fiduciary duties and other relationships on a basis that is fair and equitable to the maximum possible extent to each of such persons or entities, including the Fund.

Neuberger Berman is a large participant in the equity and fixed income markets and engages in a broad spectrum of activities, including financial advisory services, research, sponsoring and managing public and private investment funds and accounts and other activities.  In the ordinary course of its investment activities, Neuberger Berman’s activities or strategies, or the activities or strategies used for other accounts or funds managed by Neuberger Berman, may conflict with the transactions and strategies employed on behalf of the Master Fund. Neuberger Berman’s trading activities are carried out generally without reference to positions held by the Master Fund and may have an effect on the value of the positions so held, or may result in Neuberger Berman having an interest in the issuer adverse to that of a Portfolio Fund (e.g., Neuberger Berman may have a short position in a security held long by a Portfolio Fund). Neuberger Berman’s interests or the interests of its clients may conflict with the interests of the Investors, notwithstanding Neuberger Berman’s direct or indirect participation in the Fund’s investments.  By acquiring an Interest in the Fund, each Investor will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and to have waived any claim with respect to the existence of such actual and potential conflicts of interest.

Investment Adviser Affiliates May Engage in Adverse Activities.  The Fund may invest, through the Master Fund, in Portfolio Funds (or indirectly in portfolio companies) that have relationships with affiliates of the Adviser.  Such affiliates may take actions that are detrimental to the interests of the Fund in such Portfolio Funds or portfolio companies.

Certain affiliates of the Adviser invest for their own accounts as well as for other venture capital and investment advisory affiliates of the Adviser.  By investing for its clients and its own account and the accounts of its officers and employees, affiliates of the Adviser may compete with a Portfolio Fund for potential investments in portfolio companies and with the Fund for investments in Portfolio Funds.  Absent SEC exemptive relief, the Fund will not invest in any private equity funds sponsored by the Adviser or any of its affiliates or invest in a Portfolio Fund for which the Adviser or any of its affiliates act as placement agent, even if doing so may be advantageous to the Fund.

The 1940 Act prohibits the Master Fund from participating in certain transactions with certain of its affiliates. The Master Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of the Investment Adviser, Sub-Adviser or of Neuberger Berman. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness). If a person acquires more than 25% of the Master Fund’s voting securities, the Master Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Master Fund’s ability to transact business with its officers or Independent Directors or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Master Fund may be limited.

The 1940 Act imposes significant limits on co-investment with affiliates of the Master Fund. The Adviser and the Master Fund have obtained an exemptive order from the SEC expanding the Master Fund’s ability to co-invest alongside its affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, the Master Fund is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Adviser. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Master Fund and participating affiliates.

Neither the Adviser nor its affiliates will consider the conflicts between their activities and the interests of any Portfolio Fund or portfolio company (in many cases the Adviser and those affiliates or the employees responsible for managing the Fund will not even be aware of these conflicts) and will engage in their business activities in the ordinary course without regard to whether a particular act or omission may have an adverse effect on the Fund.

Investment Opportunities May Be Allocated to Adviser Affiliates.  Affiliates of the Adviser may be interested in some of the same investment opportunities as the Adviser.  Accordingly, an affiliate of the Adviser may make an investment that would otherwise be appropriate for the Fund.  As among the Fund (investing through the Master Fund) and the Adviser’s other fund-of-funds vehicles or other clients, investment opportunities presented to the Adviser will be allocated in a fair and equitable manner among the Adviser’s existing clients, taking into consideration the investment objectives and terms of such clients and any legal, tax or regulatory considerations specific to such clients.  Opportunities that are suitable for more than one of the Adviser’s fund-of-funds vehicles, including the Fund, or other clients and for which there is insufficient capacity to fulfill each fund-of-funds vehicle’s or other client’s need, will be allocated among such clients pro rata in proportion to its amount available to invest in such opportunity, subject to any legal, tax and regulatory considerations of each client.  For example, certain clients of the Adviser are subject to the Bank Holding Company Act and therefore may not be able to make an investment that the Master Fund is able to make.  There can be no assurance that the Fund will be offered any specific investment opportunities that come to the attention of the Adviser’s affiliates.

The Fund (investing through the Master Fund) may invest in Portfolio Funds in which the Adviser and/or its affiliates (including, to the extent permitted by applicable law, other fund-of-funds products that have been or may be established by the Adviser and/or its affiliates) has an investment, and the Adviser and/or its affiliates may invest in Portfolio Funds in which the Fund has made an investment.  The Adviser has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of the Adviser.

The Adviser is not obligated, however, to invest for the Fund in any Portfolio Fund that Neuberger Berman, or its affiliates, may acquire for its or their own accounts if the Adviser concludes that it is not in the best interests of the Fund to acquire a position in such Portfolio Fund.  The Investors in the Fund will not benefit from investments made by Neuberger Berman and its other affiliates.

There May be Conflicts of Interest at the Portfolio Fund Level.  Each Portfolio Fund may become involved in activities in which there is a potential conflict between the interests of Portfolio Fund investors, like the Fund, and the Portfolio Fund’s management.  Typically Portfolio Funds will have an investor’s committee with some degree of supervision over potential conflicts, although there can be no assurance that such committee, or other conflict of interest provisions of a Portfolio Fund’s governing documents, will be effective.

Conflicts Associated with Fee Arrangements with Portfolio Funds.  In certain cases, the Adviser or its affiliates may enter into arrangements with a Portfolio Fund manager under which the Portfolio Fund manager agrees to rebate a portion of its management fee or make other fee payments in connection with an investment in the Portfolio Fund by an investment vehicle managed or sponsored by the Adviser or its affiliates.  To the extent any such rebates or payments relate to the Master Fund’s investment in a Portfolio Fund, the Master Fund will receive the economic benefit of such rebate or payment.  However, to the extent the Adviser, in its sole discretion, determines that such an arrangement is not permissible or appropriate for the Master Fund, other vehicles managed by the Adviser or its affiliates may nonetheless participate in the rebate or repayment.  Affiliates of the Adviser may receive and retain these payments with respect to other investment vehicles in consideration of, or to defray the cost of, services provided by such affiliates.  The receipt of such payments by affiliates of the Adviser could incentivize the Adviser to participate in Portfolio Funds whose managers agree to make such payments or could enhance the likelihood that Portfolio Fund managers will agree to make such payments.

Portfolio Fund Valuation May be Affected by Compensation Arrangements.  If a Portfolio Fund calculates its compensation on the value of the Portfolio Fund’s assets, the Portfolio Fund’s manager may exercise discretion in assigning values to the Portfolio Fund’s investments.  These factors can create a conflict of interest because the value assigned to an investment may affect the advisory fee at the Portfolio Fund level.  If there is a difference in the advisory fee required to be paid, the Portfolio Fund’s documents generally do not require the Portfolio Fund’s manager to return past advisory fees, although claw-back provisions in a Portfolio Fund’s documents may permit the recovery of excess carried interest distributions.

XV.	CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its Investors that should be considered by a prospective Investor. The Fund has not sought a ruling from the IRS or any other U.S. federal, state, or local agency with respect to any of the tax issues affecting the Fund. Further, the Fund has not obtained an opinion of counsel with respect to any U.S. federal tax issues.

This summary is based on the Fund’s intended plan of operation applying the U.S. federal income tax laws as in effect on the date hereof as contained in the Code, Treasury Regulations, and relevant judicial decisions and administrative guidance. The U.S. federal tax laws are subject to change (possibly with retroactive effect), and any such change may materially affect the tax consequences of an investment in the Fund. Neither the Investment Adviser nor its counsel has any continuing duty to advise the Fund or any Investor of any changes in the tax law that may affect any party or cause any part of this discussion to become inaccurate. No rulings or opinions of counsel have been or will be requested with respect to any tax-related matter discussed herein. There can be no assurance that the positions the Fund takes on its tax returns will be accepted by the IRS. This discussion relates only to U.S. federal income taxes and not to any local, state or foreign taxes or U.S. federal taxes other than income taxes.

Because this is a general summary, it does not address all aspects of U.S. federal income taxation that may be relevant to a particular Investor in light of the Investor’s particular circumstances, nor does it address, unless explicitly noted (and only to the extent so noted), certain types of Investors subject to special treatment under the federal income tax laws, including but not limited to tax-exempt organizations, insurance companies, banks and certain financial institutions, broker-dealers, dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, Investors who are themselves partnerships or other pass-through entities for federal income tax purposes, regulated investment companies, real estate investment companies, real estate mortgage investment conduits, expatriates, persons liable for alternative minimum tax, persons whose “functional currency” is not the U.S. dollar, persons holding their investment as part of a hedging, constructive sale or conversion, straddle, or other risk-reducing transaction, and persons acquiring their interests in the Fund in connection with the performance of services. Unless otherwise indicated, this summary addresses only individual citizens or residents of the United States, corporations (including entities treated as corporations for U.S. federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia, estates with income subject to United States federal income tax regardless of its source, or trusts subject to primary supervision by a United States court or for which United States persons control all substantial decisions.

Portions of this discussion address the ability of Investors to utilize items of loss or deduction allocated to them by the Fund. Potential Investors are cautioned that the Fund will not be operated for the purpose of generating tax deductions, losses, credits, or other benefits. Investors should not anticipate that an investment in the Fund will yield items of deduction, loss, or credit to offset items of income or gain from other sources.

Tax-exempt organizations should be aware that the Fund may generate UBTI and should carefully review those sections of this Offering Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund are consistent with their overall investment plans.  Each tax-exempt Investor should consult with their tax advisers prior to purchasing an Interest in the Fund.

THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE INVESTOR. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL TAX CONSEQUENCES AND ANY OTHER POTENTIAL TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR OTHER RELEVANT TAXING JURISDICTION ARISING FROM THE HOLDING OR DISPOSAL OF INTERESTS IN THE FUND.

U.S. Federal Income Tax Classification of the Fund and the Master Fund

Based upon the provisions of the Code and the Treasury Regulations, as currently in effect, the Master Fund expects that it will be classified as a partnership and not as an association taxable as a corporation for U.S. federal income tax purposes.

As entities that are properly classified as partnerships, the Fund and the Master Fund will generally not themselves be subject to U.S. federal income tax.  For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund’s income, gain, loss and deductions including the amounts of such items allocated to the Fund by the Master Fund (which will include income allocated from the Portfolio Funds that are treated as partnerships) for each taxable year of the Fund ending with or within the Investor’s taxable year.  Each item will have the same character to an Investor and will generally have the same source (either United States or foreign), as though the Investor realized the item directly.  Investors will be required to report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

The Fund and/or Master Fund could fail to qualify as a partnership for U.S. federal income tax purposes in future years as a result of a variety of developments including, without limitation, (i) modifications of the law governing the classification of entities as partnerships and (ii) characterization of the Fund and/or Master Fund as a “publicly traded partnership” as a result of the volume and nature of contributions of capital and redemptions and transfers of interests in the Fund and/or Master Fund.  While there can be no assurance, the Fund and the Master Fund each expects that it will not be characterized as a publicly traded partnership for U.S. federal income tax purposes in future years based upon its anticipated ability to either (i) qualify for a safe harbor or (ii) be able to satisfy a general facts and circumstances test under applicable Treasury Regulations.  Failure to qualify as a partnership would result in the Fund and/or Master Fund (as the case may be) being treated as a corporation for U.S. federal income tax purposes.  As a corporation, the Fund or Master Fund (as the case may be) would generally be subject to an entity-level U.S. federal income tax, and all or a portion of its distributions (other than upon liquidation of such fund or an investor’s interest in such fund) could be characterized as dividends.

Allocations of Income and Loss to Investors

Generally, an Investor’s distributive share of Fund income, gain, loss, deduction or credit for U.S. federal income tax purposes is determined in accordance with the provisions of the Partnership Agreement if those provisions either have substantial economic effect (as determined under Treasury Regulations) or are in accordance with the Investor’s “interest in the partnership.”

The Investment Adviser expects that the allocations in the Partnership Agreement will be respected for U.S. federal income tax purposes.  However, the Treasury regulations regarding when allocations are respected are very complex, and there can be no assurance that the allocations described in the Partnership Agreement will be respected by the IRS.

Investor’s Tax Basis in its Interest

An Investor’s tax basis in its Interest will include the amount of money and/or tax basis of property (if any) that the Investor contributes to the Fund, increased principally by the Investor’s distributive share of any Fund income and certain Fund liabilities (if any), and decreased, but not below zero, principally by (i) the amount of cash distributions from the Fund to the Investor and the adjusted tax basis of any distributions in kind from the Fund to the Investor, (ii) the amount of the Investor’s distributive share of the Fund’s losses and (iii) the Investor’s share of a reduction in certain Fund liabilities, if any.

Distributions

A cash distribution to an Investor generally will be taxable only to the extent that it exceeds the Investor’s tax basis in its Interest.  The amount of the distribution, if any, that is in excess of tax basis will be considered to be gain from the sale of the Interest and generally taxable as capital gain except to the extent attributable to certain ordinary income items of the Fund.  Subject to certain exceptions, an Investor would generally recognize loss with respect to its Interest only upon the receipt of a distribution consisting solely of cash in an amount that was less than the Investor’s tax basis in its Interest and which occurred in connection with a complete liquidation of the Investor’s Interest.

Distributions of property other than cash, whether in complete or partial liquidation of an Investor’s Interest, generally will not result in the recognition of taxable income or loss to the Investor (except to the extent such distribution is treated as made in exchange for such Investor’s share of the Fund’s unrealized receivables).  However, under Section 731 of the Code, a distribution consisting of marketable securities in many cases is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” within the meaning of Section 731(c)(3)(C)(i) and the recipient is an “eligible partner” within the meaning of Section 731(c)(3)(C)(iii).  While there can be no assurance, the Fund expects to qualify as an “investment partnership” within the meaning of Section 731(c)(3)(C) of the Code as long as neither the Fund nor the Master Fund (1) actively and substantially participates in the management of any Portfolio Fund or (2) holds an interest of 20 percent or more of the total capital and profits interests in any Portfolio Fund.  If the Fund so qualifies, and the Investor is an “eligible partner,” which term should include an Investor whose contributions to the Fund consisted solely of cash, the non-recognition rules described herein should apply.

Sale of Interests

An Investor generally will recognize capital gain or loss on the sale of an Interest, except for any gain attributable to unrealized receivables or inventory items held by the Fund at the time of the sale.  Based upon the anticipated operations of the Fund, the Investment Adviser does not anticipate that the Fund will hold any significant amounts of unrealized receivables or inventory items.  The difference between the amount realized upon a sale of an Interest and the Investor’s adjusted tax basis in the Interest will determine the amount of gain or loss recognized.  For this purpose, the amount realized will include the Investor’s share of any Fund liabilities.

In general, the sale of an Interest by an Investor will not affect the Fund’s ongoing operations.  If, however, Interests representing 50% or more of the Fund were to be sold within a twelve-month period, then the Fund would terminate for tax purposes.  The Partnership Agreement prohibits transfers of Interests without the consent of the Fund’s Board of Managers.

An Investor selling appreciated securities distributed to it tax-free by the Fund will generally recognize taxable gain based on the total appreciation in the value of the securities (subject to certain adjustments and exceptions in the case of a distribution in liquidation of  an Investor’s interest in the Fund), including such appreciation that accrued while the securities were held by the Fund.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Elections Regarding Tax Basis Adjustments

The Code generally provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754 of the Code.  The actual effect of any such election may depend upon whether the Master Fund also makes such an election.  In general, such an election by the Fund would permit the Fund to adjust the tax basis of its assets to reflect gain or loss attributable to the sale or exchange of an Interest or to reflect any difference between the Fund’s tax basis in any property distributed to an Investor and the tax basis the Investor receives in the property.  The election generally could be beneficial if the Fund’s assets have appreciated in value.  Because the election, once made, cannot be revoked without the consent of the IRS, if the election were made and there were many transfers, the calculation of the adjustments and the necessary recordkeeping could become complex thereby increasing the Fund’s administrative costs. There can be no assurance whether a Section 754 election will be made on behalf of the Fund.

The Fund generally will be required to adjust the tax basis of its assets in the same manner as if a Section 754 election were in effect upon (i) transfers of Interests at a time when the adjusted tax basis of the Fund’s assets exceeds their fair market value by more than $250,000 and (ii) distributions of cash or property to an Investor that would have produced a downward adjustment in the tax basis of the Fund’s assets of more than $250,000 had a Section 754 election been in effect.  In lieu of the adjustment described in clause (i) of the preceding sentence, if the Fund qualifies to make an election to be an “electing investment partnership,” as defined in Section 743 of the Code, the Fund could elect to preclude the transferee of the Interest from deducting its allocable share of any loss realized by the Fund on the sale or exchange of Fund assets to the extent the transferor Investor realized a loss on the original transfer of its Interest.  Although the Fund expects that it will qualify to make an election to be an “electing investment partnership,” there can be no assurances that it will so qualify.  In addition, because of the limited relief provided by such election and the complexity required to determine the amount of loss that the transferee Investor could not deduct, the Fund may determine that such election should not be made.

The Fund also will provide Investors with statements to assist Investors in determining and reporting on their federal income tax returns items of taxable income, gain, loss, deduction and credit arising from their investment in the Fund. NB Private Equity is dedicated to providing our investors with accurate and timely financial reports and K-1s. NB Private Equity’s processes and proprietary software are such that we expect to be able to provide our investors with tax information based upon NB Private Equity’s valuation and reporting process that relies on a combination of proprietary reporting systems and a close integration of our back office team and the Fund’s Administrator and our investment professionals in the monitoring and valuation process within 105 days of year end. However, the Fund may be delayed in providing final Schedule K-1s to Investors. In the event of a delay, Investors will most likely be required to obtain extensions of the filing dates for their U.S. federal, state and local income tax returns. Investors will be responsible for any and all costs and fees incurred by them in connection with obtaining the tax extensions.

Investments in Portfolio Funds

The Fund, through its investment in the Master Fund, expects to invest in Portfolio Funds rather than directly engage in any business operations. The Fund anticipates, but can provide no assurance that, the Portfolio Funds will be treated as partnerships for U.S. federal income tax purposes and will, in turn, invest in the equity or debt securities of portfolio companies. Assuming for the remainder of this discussion that this is so, the U.S. federal, state and local income tax consequences of the Fund’s indirect investment in a Portfolio Fund will depend heavily on the structure and other circumstances of the portfolio companies selected by Portfolio Funds. Beyond its ability to choose among Portfolio Funds in which to invest, the Master Fund will have no control over the Portfolio Funds and their choice of investments. Therefore, Investors must be prepared for allocations presenting a wide variety of U.S. federal, state and local income tax consequences.

To the extent Portfolio Funds invest in domestic portfolio companies taxed as corporations, unlike those taxed as partnerships, such companies are subject to U.S. federal income tax and will report separately their income, gains, losses, deductions, and credits on their own tax return. Interest or dividends earned from such portfolio companies will generally be ordinary income. Dividends earned from such portfolio companies may be eligible for the preferential rates applicable to qualified dividend income, which is generally taxed at a maximum rate of 20%. Generally, the U.S. federal income tax consequences of a Portfolio Fund’s disposition of investments in domestic portfolio companies will depend on whether the Portfolio Fund is treated as an investor or trader (i.e., realizing capital gains or losses), or a dealer (i.e., realizing ordinary income or loss) for tax purposes.

To the extent Portfolio Funds invest in domestic portfolio companies taxed as partnerships, such portfolio companies, like the Fund itself, will not be subject to U.S. federal income tax. The Portfolio Funds, the Master Fund and indirectly the Fund and the Investors themselves, must take into account for tax purposes a distributive share of such a portfolio company’s items of taxable income, gain, loss, deduction, and credit without regard to whether the portfolio company ever makes distributions. Moreover, the Portfolio Funds, the Master Fund, the Fund, and Investors will be deemed engaged in any trade or business carried on by a portfolio company taxed as a partnership. As noted above, the U.S. federal, state and local income tax consequences of a Portfolio Fund’s disposition of investments in domestic portfolio companies will depend on whether the Portfolio Fund is treated as an investor, trader, or a dealer for tax purposes. In addition, when disposing of a domestic portfolio company treated as a partnership, gain or loss attributable to inventory or unrealized receivables of the company (defined broadly to include, among other items recapture items, market-discount bonds, short-term obligations, and stock in certain foreign corporations) that might otherwise be capital gain will instead be ordinary income or loss.

To the extent the Portfolio Funds invest in foreign entities, the tax consequences will vary widely depending on the jurisdiction and structure of the portfolio company. Foreign portfolio companies treated as corporations for U.S. federal income tax purposes may be classified as “controlled foreign corporations” or “passive foreign investment companies” under the Code, subject to a variety of unfavorable U.S. federal income tax consequences, including but not limited to accelerating the timing of taxable income to the Investors, altering the character (i.e., ordinary vs. capital gain) of  an Investor’s income and potentially increasing an Investor’s overall U.S. federal income tax liability.   In addition, in certain circumstances, an Investor may incur additional U.S. federal income tax reporting obligations.  Investors should consult their own tax advisors about the applicability of the controlled foreign corporations and passive foreign investment companies rules and the U.S. federal income tax consequences of such rules to their investment in the Fund. Gains or losses from certain foreign currency transactions attributable to exchange rate fluctuations are treated as ordinary income or loss. In addition to taxing the portfolio company’s operations, foreign jurisdictions may impose withholding taxes on dividends, interest, or other payments to the Portfolio Funds. Subject to numerous limitations, Investors may be entitled to a credit or deduction for their share of such withholding taxes and certain other foreign taxes incurred by the Portfolio Funds, the Master Fund or the Fund.

Portfolio Funds and their portfolio companies may engage in business in, otherwise derive income from, and in general be subject to taxing authority in numerous state, local, and foreign jurisdictions. Investors, by virtue of their participation in the Fund, may be subject to tax payment and reporting obligations in such jurisdictions under their widely varying rules and regulations. Each Investor should consult an independent adviser regarding how an investment in the Fund may affect his, her, or its state, local, and foreign tax payment and reporting obligations.

Limitations on Certain Deductions

Limitation on Deductibility of Interest Expense

For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for “investment interest” (i.e., interest or short sale expenses for “indebtedness properly allocable to property held for investment”).  Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “investment income,” consisting of net gain and ordinary income derived from investments in the current year.  Long-term capital gain is excluded from investment income for this purpose unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.  The deduction for any investment interest that is disallowed under Section 163(d) of the Code for any year may generally be carried forward and used in subsequent years, subject to the limitations of Section 163(d) in the subsequent years.

For purposes of this provision, income of the Fund generally will be treated as investment income, and the investment interest limitation generally would apply to a non-corporate Investor’s share of any interest expense attributable to the Fund’s operations.  In such case, a non-corporate Investor could be denied a deduction for all or part of that portion of its distributive share of the Fund’s ordinary losses attributable to interest expenses.  The investment interest limitation would also apply to interest paid by a non-corporate Investor on money borrowed to finance its investment in the Fund.  Prospective Investors are advised to consult with their own tax advisors with respect to the application of the investment interest limitation in their particular tax situations.

Application of Rules for Income and Losses from Passive Activities

The Code restricts the deductibility of losses from a “passive activity” against certain income that is not derived from a passive activity.  This restriction applies to individuals, certain trusts, estates, personal service corporations and certain closely held corporations.

Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund’s investment activity generally will not constitute income or loss from a passive activity.  Therefore, for an Investor subject to these rules, passive losses from other sources generally will not be able to be deducted against the Investor’s share of income and gain from the Fund.

Deductibility of Fund Investment Expenditures by Non-Corporate Investors

Investment expenses (excluding investment interest expenses) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.  In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct such investment expenses.  Under such provision, investment expenses in excess of 2% of adjusted gross income may be deducted only to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.  Moreover, investment expenses are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.  An Investor’s allocable share of the expenses of the Fund (including the management fee) will be investment expenses for purposes of these rules.

The consequences of the investment expense limitations will vary depending upon the particular tax situation of each taxpayer.  Accordingly, non-corporate Investors should consult their tax advisors with respect to the application of these limitations.

Application of Basis and “At Risk” Limitations on Deductions

The amount of any loss of the Fund that an Investor is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Fund’s taxable year in which such loss occurred.  Similarly, an Investor that is subject to the “at risk” limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such Investor has “at risk” with respect to its Interest at the end of the year. The amount that an Investor has “at risk” will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Fund or any amount borrowed by the Investor unless, in each case, the Investor is personally liable to repay such liabilities from other sources.

Losses denied under the basis or “at risk” limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

Tax Returns; Audit

The Fund is required to file annual information returns reporting its income, expenses and other tax items and the amounts of such items properly allocable to each of its Investors.  The Fund’s tax returns are subject to review by the IRS and other taxing authorities, which may dispute the Fund’s tax positions.  Any recharacterizations or adjustments resulting from an audit may require each Investor to file amended tax returns and/or pay additional income taxes, interest or penalties and possibly may result in an audit of the Investor’s own tax return.

The Fund’s tax matters partner (the General Partner) will have considerable authority with respect to the tax treatment of Fund items and the procedural rights of the Investors.  The General Partner generally will be able to extend the statute of limitations on behalf of all Investors with respect to Fund items and to effect settlements with respect to tax deficiencies that bind certain Investors.  An Investor may file with the IRS a statement that the General Partner does not have the authority to enter into a settlement agreement on behalf of that Investor.

For returns filed for Fund taxable years beginning after 2017 (or possibly sooner, if the Fund so elects), new partnership audit rules will apply. Under the new regime, a “partnership representative,” rather than the tax matters partner, will have sole authority to act on behalf of the Fund in any audit proceeding, and generally would bind the Fund and the Investors. Absent certain elections by the Fund, this new audit regime could cause any adjustments to Fund tax items, and any resulting tax liability, to be determined and collected at the Fund level and thus borne by the Investors in the year in which the audit is completed, rather than the year to which the audit relates. Investors (including former Investors) of the Fund may be required to indemnify the Fund for any taxes (and related interest, penalties or other charges or expenses) payable by the Fund and attributable to such Investors’ interests in the Fund.  It is expected that the General Partner or its designee will act as the Fund’s “partner representative” and, as such, will have authority to make elections and otherwise act on behalf of the Fund in the event of an audit. Future guidance is expected to clarify many aspects of this new partnership audit regime.

Tax-Exempt Investors; UBTI

Qualified pension and profit sharing plans (including Keogh or HR 10 Plans), individual retirement accounts (“IRAs”), educational institutions and other Investors exempt from taxation under Code Section 501 are generally exempt from federal income tax except to the extent that they have UBTI.  UBTI is income from an unrelated trade or business regularly carried on, excluding various types of permissive investment income such as dividends, interest, and capital gains (so long as not derived from debt financed property).

To the extent that the Fund directly or indirectly holds property that constitutes debt financed property, property primarily for sale to customers (“dealer” property), or an investment in a partnership or other pass through entity that holds debt-financed property or otherwise generates unrelated business taxable income, income attributable to such property or activity that is allocated to an exempt organization which has acquired an equity interest in the Fund will constitute UBTI.

UBTI in excess of $1,000 in any year is taxable and may result in an alternative minimum tax liability.

The foregoing discussion is intended to apply primarily to qualified plans; the UBTI of certain other exempt organizations may be computed in accordance with special rules.  For example, under current law, the receipt of any amount of UBTI in a year by a charitable remainder trust will subject the trust taxable to a 100% excise tax on all of its UBTI for that year.  For this reason, an investment in the Fund may be unsuitable for such trusts.

There are no restrictions on the Fund’s ability to realize income that could be characterized as UBTI. Neuberger Berman may form other feeder funds that will be treated as corporations for U.S. federal income tax purposes.  Investors concerned about UBTI should contact the Investment Adviser regarding such alternative structures.

Non-U.S. Investors

The Fund must withhold U.S. federal income tax at a rate of 30 percent (or any lower rate provided by an applicable tax treaty) with respect to the distributive share of the Fund’s income of an investor that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, or a foreign estate or trust (a “Non-U.S. Investor”), if such income consists of certain types of U.S. source income (such as interest (other than “portfolio interest”), dividends and rents) not effectively connected with the conduct by the Fund of a U.S. trade or business.

Generally, if the Fund is (or is treated as) engaged in the conduct of a U.S. trade or business, a Non-U.S. Investor’s distributive share of the Fund’s taxable income effectively connected with such trade or business is subject to U.S. federal income tax on a net basis. In addition, a Non-U.S. Investor that is a corporation would generally also be subject to a 30% branch profits tax (or lower treaty rate, if applicable) on its effectively connected earnings and profits that are not timely reinvested in a U.S. trade or business. The net U.S. federal income tax is generally collected by means of a U.S. federal withholding tax payable quarterly by the Fund at the highest applicable ordinary income tax rate. This tax must be paid without regard to whether the Fund makes actual distributions to Non-U.S. Investors. Each Non-U.S. Investor generally would be allowed a credit for its distributive share of the withholding tax paid by the Fund against its U.S. federal income tax liability. The Non-U.S. Investor would be liable to the extent the actual tax liability were greater than the amount withheld and any excess withholding tax may generally be eligible for a refund.

A Non-U.S. Investor (other than an individual) would be subject to U.S. federal withholding taxes (at a 30% rate) on payments of certain amounts made to the Non-U.S. Investor (“withholdable payments”), unless the Non-U.S. Investor complies or is deemed compliant with applicable reporting and withholding requirements.  Withholdable payments generally will include interest (including original issue discount), dividends, rents, annuities, and other fixed or determinable annual or periodical gains, profits or income, if such payments are derived from U.S. sources, as well as (effective January 1, 2019) gross proceeds from dispositions of securities that could produce U.S. source interest or dividends.  Income which is effectively connected with the conduct of a U.S. trade or business is not, however, included in this definition.  To avoid the withholding tax, unless deemed compliant, the Non-U.S. Investor would be required to identify and disclose certain identifying and financial information about certain U.S. account holders or investors, and in certain circumstances may be required to withhold tax (at a 30% rate) on withholdable payments and related payments made to any account holder or investor which fails to furnish the requested information.

All Investors will be required to obtain U.S. taxpayer identification numbers and furnish appropriate documentation certifying as to their U.S. or non-U.S. tax status, together with such additional tax information as the General Partner may from time to time request. Failure to furnish requested information or (if applicable) satisfy its FATCA obligations may subject an Investor to U.S. withholding taxes and/or mandatory withdrawal, transfer or other termination of such Investor’s interest in the Fund.

There are no restrictions on the Fund’s ability to realize income that could be characterized as ECI. Neuberger Berman may form other feeder funds that will be treated as corporations for U.S. federal income tax purposes.  Investors concerned about ECI should contact the Investment Adviser regarding such alternative structures.

Non-U.S. Investors should consult their own tax advisers as to the tax consequences to them of an investment in the Fund, including the possible application of any treaty provisions, withholding and other taxes and reporting requirements.

XVI.	ADDITIONAL INFORMATION

Summary of Partnership Agreement

The following is a summary description of additional items and of select provisions of the Partnership Agreement. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Partnership Agreement contained as an exhibit.

Liability of Investors.  Investors of the Fund will be limited partners of a limited partnership as provided under Delaware law. Under Delaware law and the Partnership Agreement, an Investor will be liable for the debts and obligations of the Fund only to the extent of its capital commitments and any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and an Investor, in the discretion of the Board, may be obligated to satisfy withholding tax obligations with respect to such Investor.

Duty of Care.  The Partnership Agreement provides that neither the Directors nor, if applicable, the Investment Adviser or the Sub-Adviser (including certain of their affiliates, among others) shall be liable to the Fund or any of its Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of their duties. The Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors by the Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Investor for the repayment of any balance in such Investor’s Capital Account or for contributions by such Investor to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Investors. The rights of indemnification and exculpation provided under the Partnership Agreement do not provide for indemnification of a Manager for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Dissolution and Liquidation.  The Fund will be dissolved upon the occurrence of any of the following:

•	the expiration of its term, except as otherwise extended pursuant to the Partnership Agreement;

•	upon the affirmative vote by the Directors, subject, to the extent required by the 1940 Act, to the consent of the Investors;

•	the sale or other disposition at any one time of all or substantially all of the assets of the Fund; and

•	dissolution required by operation of law.

Upon the occurrence of any event of dissolution, the Directors or a liquidator acting as such under appointment by the Directors is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the Partnership Agreement.

Upon the dissolution of the Fund, its assets are to be distributed to its limited partners in accordance with the positive balance in their respective Capital Accounts, after providing for all obligations of the Fund.

Voting.  Each Investor has the right to vote based on the pro rata value of its Interest at a meeting of Investors called by the Directors. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Directors, approval of the Master Fund’s agreement with any investment adviser to the Fund, and certain other matters, to the extent that the 1940 Act requires a vote of Investors on any such matters. Except for the exercise of their voting privileges, Investors in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Reports to Investors.  The Fund will furnish to Investors, as soon as practicable after the end of each taxable year, information that is necessary for Investors to complete their income tax or information returns, along with any other tax information required by law. Accordingly, NB Private Equity expects to be able to deliver to investors Schedule K-1s based upon NB Private Equity’s valuation and reporting process that relies on a combination of proprietary reporting systems and a close integration of our back office team and the Fund’s Administrator and our investment professionals in the monitoring and valuation process within 105 days of year end. The tax information in such Schedule K-1s will be based on NB Private Equity’s portfolio valuation and it is expected that the Fund will issue its Investors Schedule K-1s prior to April 15 of the following year in advance of the Master Fund receiving all Schedule K-1s from the Portfolio Funds.  Once all Schedule K-1s from Portfolio Funds are received by the Master Fund, the Special Limited Partner will be issued its Schedule K-1 from the Master Fund for that taxable year. Any variation in the Fund’s net taxable income and gains from the amounts reflected on the Schedule K-1s previously issued to Investors on account of such adjustments at the Master Fund level will generally be reflected on the Special Limited Partner’s Schedule K-1 from the Master Fund.  As a result, if the Fund’s actual net taxable income and gains exceed the corresponding amounts described on the Investors’ Schedule K-1s on account of such adjustments, the Special Limited Partner’s Schedule K-1 from the Master Fund will generally reflect an additional allocation of income and gains to the extent of such excess.  Similarly, if the Fund’s actual net taxable income and gains are less than the corresponding amounts described on the Investors’ Schedule K-1s on account of such adjustments, the Special Limited Partner’s Schedule K-1 from the Master Fund will generally reflect a decreased allocation of income and gains.  If such an adjustment occurs, Investors’ allocable share of the Fund’s net taxable income and gains will then be adjusted during the following year in order to compensate for or “true up” any amount of adjustments to the Special Limited Partner’s earnings at the Master Fund level that occurred during the prior year as a result of the process used to deliver Schedule K-1s to Investors on the timeline described above. That adjustment assures that net taxable income and gains are properly allocated among the Investors based on the final tax information received from the Portfolio Funds while permitting timely tax reporting to Investors.  While the Investment Adviser expects that the allocations described above will be respected for U.S. federal income tax purposes, it is possible that the IRS may disagree.

Although the Fund expects to be able to provide final Schedule K-1s to Investors for any given tax year within 105 days of year end, the Fund may be delayed in providing final Schedule K-1s to Investors. In the event of a delay, Investors will likely be required to obtain extensions of the filing dates for their U.S. federal, state, and local income tax and information returns. Investors will be responsible for any and all costs and fees incurred by them in connection with obtaining the tax extensions. Portfolio Funds and their portfolio companies may engage in business, otherwise derive income from, and in general be subject to taxing authority in numerous state, local, and foreign jurisdictions. Investors, by virtue of their participation in the Fund, may be subject to tax payment and reporting obligations in such jurisdictions under their widely varying rules and regulations. Each Investor should consult an independent adviser regarding how an investment in the Fund may affect his, her, or its state, local, and foreign tax payment and reporting obligations.

It is the responsibility of each Investor to investigate the legal and tax consequences, under the laws of pertinent jurisdictions, of his investment in the Fund. We strongly recommend that each prospective Investor consult, and depend upon, its own tax counsel or other advisor with regard to those matters. Further, it is the responsibility of each Investor to file all state, local and non-U.S., as well as U.S. federal tax returns that may be required of it.

Independent Registered Public Accounting Firm

KPMG LLP, 2323 Ross Avenue, Suite 1400, Dallas, TX 75201, serves as the independent registered public accounting firm of the Fund.

Legal Counsel

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Fund and the Master Fund.

Financial Statements

The Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles.

APPENDIX A

Securities Legends For Select Jurisdictions

FOR PROSPECTIVE INVESTORS IN FLORIDA:  WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE IN FLORIDA MADE IN RELIANCE ON THE EXEMPTION FROM REGISTRATION CONTAINED IN SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT IS VOIDABLE BY THE PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT, OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

FOR PROSPECTIVE INVESTORS IN GEORGIA:  THE INTERESTS HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10–5–9 OF THE GEORGIA SECURITIES ACT OF 1973 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

FOR PROSPECTIVE INVESTORS IN PENNSYLVANIA:  THESE SECURITIES WILL BE SOLD ONLY TO “ACCREDITED INVESTORS” AS REFERENCED IN SECTION 203 (T) OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE “PA ACT”).  PURSUANT TO SECTION 207(M)(2) OF THE PA ACT, EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION, DIRECTLY FROM AN ISSUER OR AN AFFILIATE OF AN ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY), OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS AFTER THE ISSUER RECEIVES A SIGNED SUBSCRIPTION AGREEMENT.

APPENDIX B

Related Performance Information for the Sub-Adviser’s Private Investment Vehicles and Managed Accounts

The performance information below (the “PI”) represents the performance of all private equity primary fund of funds vehicles and managed accounts (the “NB Related Fund Accounts”) managed by the Sub-Adviser with substantially similar investment objectives, policies and strategies to those of the Fund and the Master Fund.  The PI does not include NB private equity vehicles and managed accounts that focus principally on secondary private equity investments or co-investments.  The PI also does not include the performance of recent fund accounts that commenced during or after 2015, as these fund accounts are too early in their investment cycle to have meaningful performance information.  Certain NB Related Fund Accounts included in the PI consist of capital contributed by the Sub-Adviser’s employees and affiliates and do not have fees, expenses, or carried interest. The PI does not include other private equity fund investments made by the Sub-Adviser or investments made by the Sub-Adviser for strategic purposes. In addition, the PI does not include the private debt portfolio within NB’s evergreen public investment vehicle.  The PI presented below differs from the standardized SEC performance required of registered investment companies.

The PI below does not represent the performance of the Fund or the Master Fund (which have not commenced investment operations as of the date hereof).

Past performance of the NB Related Fund Accounts is not indicative of future results, and there can be no assurance that the Fund will achieve comparable results or that the returns generated by the Fund or the Master Fund will equal or exceed those of the NB Related Fund Accounts or that the Fund or the Master Fund will be able to implement its investment strategy or achieve its investment objectives. Future investments will be made under different economic conditions and will include different underlying investments.

Investors should recognize the limitations of performance information for private equity fund investments due to a variety of factors including the valuation, cash flow, investment seasoning and accounting dynamics outlined in Section XIV — “Risk Factors and Potential Conflicts of Interest – Limitations on Performance Information.”

The following table presents the performance of the NB Related Fund Accounts managed by the Sub-Adviser with substantially similar investment objectives, policies and strategies to those of the Fund and the Master Fund on a total return basis for a period of one, five and ten years.  Performance for the NB Related Fund Accounts represent a time-weighted rate of return based on the beginning and ending market values of each quarter during the relevant period and are adjusted for cash flows.  Performance data for periods greater than one year have been annualized.  The performance information in the following table represents the PI of the NB Related Fund Accounts that were in existence during each of the relevant periods and not all NB Related Fund Accounts were in existence during all periods. The table presents returns net of all fees, including sales loads.

Please see important disclosures below the table.

Total Return (as of March 31, 2017)

	NB Related Fund Accounts	S&P 500	MSCI World
1 Year	13.1%	17.2%	15.4%
5 Year	16.7%	13.3%	10.0%
10 Year	11.1%	7.5%	4.8%

Performance Measurement for Private Equity Vehicles.  Traditional approaches to the presentation of performance, such as average annual total return, have limitations when applied to private equity.  The Adviser believes that reviewing the performance of a pool of private equity investments over a period of time that more closely equates to the long term cycle of private equity investments is a more effective measure of historic investment returns.  Unlike mutual funds or private investment funds that invest primarily in the public securities markets (e.g., hedge funds), performance of private equity funds generally is not measured on the basis of annual total return calculations.  Rather, most private equity funds use the “internal rate of return” or “IRR” as a measure of fund performance.  This is because most private equity funds invest capital over several years by calling capital from investors, and make distributions to investors periodically, generally in connection with realization of one or more underlying investments.  Therefore, the timing and amount of cash flows are more significant in measuring the performance of a private equity fund because, unlike most mutual funds or hedge funds, the timing and amount of cash flows to and from a private equity fund generally are determined by the fund’s investment manager or affiliated general partner, rather than the investor.  IRR is a measurement of the average annual return earned on an investment since the investment’s inception.  More specifically, IRR measures the internal rate of return on the present value of all capital called from investors, by calculating a rate of return on such capital contributions based on (i) all distributions made to investors and (ii) the value of residual unrealized investments in the applicable fund’s portfolio.  The “net” IRR takes into account the management fees, expenses and carried interest paid by the applicable private equity fund-of-funds vehicle.

The chart below shows the annual compounded aggregate net IRR (after all fees and expenses), since inception through March 31, 2017 for the Sub-Adviser’s NB Related Fund Accounts with a principal investment strategy of making Primary Investments in Portfolio Funds and investing on an opportunistic basis in Secondary Investments and Co-Investments.

SINCE INCEPTION ANNUALIZED NET IRR (1/1987 – 3/2017)

Note: As of March 31, 2017. Past performance is not indicative of future results. Refer to “—Important Performance Information” below for certain important information related to the track record calculations. The performance information above represents performance of all private investment vehicles and managed accounts managed by NB Alternatives Advisers LLC with substantially similar investment policies, objectives and strategies to that of NB Crossroads Private Markets Fund V. Note, venture weighting for earlier funds and return experience could be different based on the Fund’s target allocation. Please refer to“—Important Performance Information – Indices”  for definitions of indices.

* Annual compounded aggregate internal rate of return (“IRR”), net of all NB fees and expenses, and net of underlying GP fees and expenses.

** Gross of all GP fees and expenses.

*** Please refer to “—Important Performance Information” for more information regarding the public market returns calculation.

The following chart shows the net multiple for the funds that are components of the NB Related Fund Accounts with a principal investment strategy of making Primary Investments in Portfolio Funds and investing on an opportunistic basis in Secondary Investments and Co-Investments against the Cambridge Fund of Funds Index.  The “net multiple” is also known as the “investment multiple” or  the Total Value to Paid-in ratio and represents the amount returned to an investor as a multiple of their cost basis, without factoring in the timing of cash flows.

Source: Neuberger Berman performance as of March 31, 2017 and the median net multiple of Cambridge Fund of Funds Index for each respective year during which a NB Related Account commenced investment operations (i.e., vintage year) as of March 31, 2017, the most recent available. Neuberger Berman performance represents pooled cash flows to all investors within each respective fund. Cambridge Associates data provided at no charge. Please refer to “—Important Performance Information” below for definitions of indices.

Important Performance Information

Past performance is not an indicator, guarantee or projection of future performance. The PI presented is derived from the financial statements of NB Related Fund Accounts.  Unless otherwise noted, the PI presented is based upon the most recent net asset value of each NB Related Fund Account as of March 31, 2017. The PI is net of the Sub-Adviser’s fees, expenses and carried interest (unless identified as gross), is a composite, does not represent the performance of any one NB Related Fund Account, is based on realized investments and the value of unrealized investments, and does not equate with the returns experienced by an investor in any particular NB Related Fund Account as a result of differences in the nature, timing and terms of investments.  For net returns, the capital flows between a NB Related Fund Account and its investors and the investors’ capital account balance on the date of the calculation are utilized to calculate the PI. For gross returns, the capital flows between a NB Related Fund Account and its investors and the investors’ capital account balance on the date of the calculation are utilized to calculate the PI.

The PI also does not include the performance of recent fund accounts that commenced during or after 2015, as these fund accounts are too early in their investment cycle to have meaningful performance information.  Certain NB Related Fund Accounts included in the PI consist of capital contributed by the Sub-Adviser’s employees and affiliates and do not incur fees, expenses, or carried interest.

Predecessors.  The PI includes all NB Related Fund Account managed by the Sub-Adviser and its predecessor entities (the “Predecessors”), the oldest of which was founded in 1981.  As of September 16, 2003, Crossroads Investment Advisers, L.P. transferred all of its business to Lehman Maverick Advisors I LLC (“LMAI”), which included its assets and employees.  On October 3, 2003, LMAI changed its name to Lehman Crossroads Investment Advisers, LP (“LCIA”), and on July 22, 2005, LCIA changed its name to Lehman Brothers Private Fund Advisers, LP (“LBPFA”).  On May 4, 2009, the majority of the assets and all of the employees of LBPFA were transferred, through a series of transactions, to the Sub-Adviser.  The PI is presented since January 1, 1987, which reflects the first full-year period for which the relevant Predecessor provided private equity fund of funds discretionary investment advice.  The Sub-Adviser and its affiliates are the successor to all of the Predecessors’ operational assets and employed at the time of the succession substantially all of their key personnel, and the Sub-Adviser became either the adviser or sub-adviser to all then-existing NB Related Fund Accounts previously advised by the Predecessors.  References to the Sub-Adviser include the Predecessors.

Investment decisions for NB Related Fund Accounts are made by the Investment Committee on a majority vote basis. Any changes in personnel participating on the Investment Committee have occurred over a period of time and, with respect to each Predecessor, the members of the Investment Committee at the time of the relevant succession continued to serve as members of the Investment Committee immediately following the succession. Consequently, the Sub-Adviser continues to determine its investment advice with respect to NB Related Fund Accounts through the same decision-making process that was utilized by each of the Predecessors. The Investment Committee currently consists of ten voting members.

Indices.  Each of the presented indices (the “Indices”) are unmanaged and have no expenses, and the investment attributes of the PI differ materially from those of the Indices, and therefore, NB Related Fund Accounts and the Indices should not be considered equivalent in respect of potential investment returns or risks. The Indices are presented to show general trends in the markets for the period or year presented.

The Cambridge Associates LLC Fund of Funds Index is an end-to-end calculation based on data compiled from 646 fund of funds (excluding hard assets funds) as of March 31, 2017, including fully liquidated partnerships, formed between 1986 and 2015. Thomson Reuters’ Private Equity Performance Index is based on statistics as of March 31, 2017 published by Thomson Reuters’ Private Equity Performance Database analyzing the cash flows and returns for approximately 5,005 venture capital and private equity funds.  The Thomson data are compiled from information provided to Thomson by investors and general partners of such funds and are not independently verified by Thomson or NB Private Equity.  Returns are net to investors after management fees, expenses and carried interests at the underlying fund level, but, since the data are collected in respect of underlying funds, do not reflect the impact on returns of fund of funds level management fees, expenses and carried interests. The investment strategies of the funds included in the Thomson Reuters’ Private Equity Performance Index are in some cases not the same as those in which the NB Related Fund Accounts are directly or indirectly invested. The Standard & Poor’s 500 Index is a basket of 500 widely-held stocks that is weighted by market value. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Returns for the public stock indices are based upon simple quarterly market price appreciation of an investment in the index beginning on December 31, 1986 (or other relevant period) calculated on a annualized basis.  Public market returns, other than MSCI World, exclude all dividends including both payment of dividends to an investor in the index and reinvestment of dividends in the index.  Public market returns for MSCI World include all dividend payments to an investor in the index and exclude reinvestment of dividends in the index.

Returns for the public stock indices are calculated as follows: when a contribution is made by NB Private Equity to an underlying investment (“the Investment”), the same amount is represented as a negative cash flow (an outflow). The outflow purchases a number of hypothetical index shares at the price of the index on the date of the cash flow. When a distribution is made by an Investment to NB Private Equity, the hypothetical index shares are treated as sold, with the number of shares sold calculated as the percent of total Investment value that is distributed on that date multiplied by the number of index shares held on the date of the Distribution. A Distribution for that date is then calculated by taking the index shares sold on that date multiplied by the price of the index on that date. Thus, if 5% of the NAV is distributed by the Investment in a quarter, 5% of the hypothetical index shares are deemed sold. Since NAV is calculated at quarter end, the deemed NAV on any distribution date will be derived by assuming a level increase/decrease from the beginning of the quarter to the end of the quarter. The terminal NAV calculated at quarter end is estimated using the number of index shares deemed to be held by the Investment at quarter end, multiplied by the price of the index on the quarter end date.

PART C

OTHER INFORMATION

Part C of this Registration Statement should be read in conjunction with Parts A and B. Capitalized terms used in this Part C and not otherwise defined have the meanings given them in Parts A and B of this Registration Statement.

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements: Registrant has no assets and financial statements are omitted.

(2)	Exhibits:

(a)(1)	Certificate of Limited Partnership.(1)

(a)(2)	Limited Partnership Agreement.(2)

(b)	Not Applicable.

(c)	Not Applicable.

(d)	See Item 25(2)(a)(2).

(e)	Not Applicable.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	Form of Placement Agency Agreement.(2)

(i)	Not Applicable.

(j)	Form of Custody Agreement.(2)

(k)	Form of Administration and Accounting Services Agreement.(2)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)	Code of Ethics of Registrant and its Investment Adviser and Sub-Adviser.(2)

(1)	Filed herewith.

(2)	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Legal fees	$115,000
Blue Sky fees	$50,000
Printing	$38,000
Miscellaneous	$300,000
Total	$503,000

Based on estimates for the Master Fund and each feeder, including the Fund.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the private offering of Interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by the Investment Adviser. Information regarding the ownership of the Investment Adviser is set forth in its Form ADV as filed with the SEC (File No. 801-61757). Information regarding the ownership of the Sub-Adviser is set forth in its Form ADV as filed with the SEC (File No. 801-70009).

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of September 18, 2017, of each class of securities of the Registrant:

Title of Class:  Limited Partnership Interests

Number of Record Holders:  None

ITEM 30.	INDEMNIFICATION

Registrant’s Partnership Agreement contains provisions limiting the liability, and providing for indemnification, of the Registrant’s Directors and officers under certain circumstances. The Registrant hereby undertakes that it will apply the indemnification provision of the Partnership Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remains in effect.

Registrant, in conjunction with the Investment Adviser and Registrant’s Board, maintains insurance on behalf of any person who is an Independent Director, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Offering Memorandum in the section entitled “Management.”

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, UMB Fund Services, Inc., located at 235 W. Galena Street, Milwaukee, WI 53212, with the exception of certain documents which are in the possession and custody of the Investment Adviser, located at 1290 Avenue of the Americas, New York, NY 10104 and 53 State Street, 13th Floor, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Investment Adviser.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 18th day of September, 2017.

NB Crossroads Private Markets Fund V (TI) Advisory LP

By: NB Crossroads PMF V GP LLC as its general partner

By:	/s/ Robert Conti
Name: Robert Conti
Authorized Signatory

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, NB Crossroads Private Markets Fund V Holdings LP has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 18th day of September, 2017.

NB Crossroads Private Markets Fund V Holdings LP

By: NB Crossroads PMF V GP LLC as its general partner

By:	/s/ Robert Conti
Name: Robert Conti
Authorized Signatory

EXHIBIT INDEX

(a)(1)	Certificate of Limited Partnership.